                                                                   June 30, 2002

                                STATE FARM MUTUAL
                                   FUND TRUST

                                 Class A Shares
                                 Class B Shares


                               SEMI-ANNUAL REPORT




                            STATE FARM EQUITY FUND
                            STATE FARM SMALL CAP EQUITY FUND
                            STATE FARM INTERNATIONAL EQUITY FUND
                            STATE FARM S&P 500 INDEX FUND
                            STATE FARM SMALL CAP INDEX FUND
                            STATE FARM INTERNATIONAL INDEX FUND
                            STATE FARM EQUITY AND BOND FUND
                            STATE FARM BOND FUND
                            STATE FARM TAX ADVANTAGED BOND FUND
                            STATE FARM MONEY MARKET FUND

Message from Randall H. Harbert

The first half of 2002 has proven to be one of the most difficult and trying times that investors have had to navigate in many years. The combination of poor earnings, accounting scandals, and high profile bankruptcies have cast a negative tone on the markets with no apparent light at the end of the tunnel. It is not possible for anyone to predict when the markets might turn around, however, we remain steadfast in our commitment to a consistent and long-term investment strategy. Our approach is guided by investment principles that do not change regardless of recent market events. Adhering to sound and time-tested investment principles will help us to keep perspective and guide us through the remainder of 2002 and beyond.

It is important to note that the U.S. economy is actually showing signs of recovery. Certain economic indicators show improved consumer confidence, including low unemployment, interest rates, and inflation. As many investors are finding out for the first time, positive economic news does not necessarily extend to the capital markets in the short run. While signs of an economic recovery are positive news, they offer little comfort to investors who have weathered the last couple of years in the markets and earned disappointing returns. Through it all, the economy of the United States has remained strong and continues to be the benchmark for the rest of the world. The long-term outlook for our country remains optimistic despite short-term setbacks.

                                Table of Contents

Message from Randall H. Harbert .....................................     1
Letter to Shareowners ...............................................     2
The Economy and Markets .............................................     3
Portfolio of Investments
   Equity Fund ......................................................    10
   Small Cap Equity Fund ............................................    12
   International Equity Fund ........................................    15
   Equity and Bond Fund .............................................    18
   Bond Fund ........................................................    19
   Tax Advantaged Bond Fund .........................................    22
   Money Market Fund ................................................    25
Financial Statements
   Statements of Assets and Liabilities .............................    26
   Statements of Operations .........................................    28
   Statements of Changes in Net Assets ..............................    32
   Notes to Financial Statements ....................................    36
Financial Highlights ................................................    45
Master Index Portfolios
Portfolio of Investments
   S&P 500 Index Fund ...............................................    65
   Small Cap Index Fund .............................................    72
   International Index Fund .........................................    90
Financial Statements
   Statements of Assets and Liabilities .............................    98
   Statements of Operations .........................................    99
   Statements of Change in Net Assets ...............................   100
   Notes to Financial Statements ....................................   102

This report must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust. Distributor: State Farm VP Management Corp.

[PHOTO]

Our fund advisors adhere to a strict philosophy and approach to investing. Advisors for the funds which do not have an index orientation use rigorous fundamental research to select the investments and a long-term buy and hold discipline once those investments have been identified. They employ this strategy regardless of market conditions and recent events. Utilizing a consistent approach to make buy/sell decisions won't eliminate fluctuations due to overall market movements, however, it will tend to mitigate fluctuations caused from excess trading or style drift.

How can you make the most of the current economic climate? Maintain a portfolio that provides adequate diversification given your individual needs and constraints and always view each of your investment decisions in light of your overall investment goals. That is a good way to avoid making decisions that are not aligned with your goals and to avoid reacting emotionally to current market conditions. Of course, these strategies will not guarantee success, but they may be effective in today's volatile market.

We will continue to make choices based on how we see the value of our investments increasing, often many years down the road. As our advisors look to the future, so should you make your investment decisions based on your long-term goals and objectives. Information you may need to help with those decisions has been provided in this report.

Our Registered State Farm Agents will be there to assist you in your investment decisions. Talking with someone you know and developing a personal relationship can add comfort when you are making these decisions. Our agents are committed to providing you the highest quality service, close to home with your needs in mind.

Sincerely,

/s/ Randall H. Harbert

Randall H. Harbert
Vice President
State Farm VP Management Corp.

Message to Mutual Fund Trust Customers from Kurt Moser and Paul Eckley Senior Vice Presidents of State Farm Investment Management Corp.

Common stock prices have continued to decline over the first six months of your Funds' 2002 fiscal year. Interest rates have moved lower causing prices of good quality bonds to increase.

Recent investment results of the State Farm Mutual Fund Trust Funds have reflected these trends. Net asset values of all Funds holding common stocks have fallen over the last six months, while net asset values of the Bond and Tax Advantaged Bond Funds have improved.

It is important to place the recent negative returns of the stock market in historical perspective. The 18-year period from the beginning of 1982 to the end of 1999 was one of the strongest periods of stock market performance in U.S. history, generating compound average annual returns of 18.1%. Looking at the same data in a different way, if $1 had been invested in the S&P 500(R) Index at the beginning of 1982, it would have been worth $19.96 at the end of 1999. Therefore, while returns from the stock market have been disappointing over the past two and one half years, the longer term experience has been satisfying. Over the 76 year period from the beginning of 1926 through the end of 2001, large company stocks in the U.S. provided a compound annual return of approximately 10.7% per year, which compares very favorably with the compound annual return of 5.3% for intermediate-term U.S. Treasury bonds and an annual U.S. inflation rate of about 3.1% per year./1/

Concerns about terrorist attacks and global political unrest have been on all our minds and are affecting financial markets. Obviously, it is very difficult to predict the impact of future terrorist activity. Our concerns are tempered by the realization that the global economy and financial markets have prospered for over half a century in spite of threats potentially more devastating than those faced today.

The level of general investor uneasiness has increased with the heavy publicity recently about problems with senior executives engaged in fraudulent or unethical activity, accounting firms which have failed to audit their clients accurately, and Wall Street analysts issuing inappropriate recommendations. It is important for shareholders to understand that analytical staffs of the investment advisor and sub-advisor of the actively managed Funds do their own independent work. In addition to spending a great deal of time scrutinizing financial statements and analyzing industries and companies, staffs of State Farm Investment Management Corp. and Capital Guardian Trust Company visit personally on a regular basis with each of the companies in the Funds' stock portfolios. A crucial aspect of these meetings is to assess the character of the executives and determine the "corporate culture" of the firm. Corporate culture is like a glue which holds a firm together. Many companies do not have a corporate culture. Other firms have cultures which make the Funds' portfolio managers uncomfortable. Great companies have strong reinforcing cultures which are ethical and demanding. Ultimately, portfolio managers are faced with a decision as to whether money should be invested with these companies. Part of the decision is "soft" rather than based on analytical data. A story that is recounted often among State Farm Investment Management Corp. staff is a conversation which occurred many years ago with a highly capable chief executive officer who had led his firm for several decades. He attributed much of his success to his focus on two important tenants:

     (1)  Only do business with the "right" kind of people.

     (2) Always remember that people spend their own money quite differently than they spend other people's money.

The expected outcome of analytical work done for the actively managed funds is investments in essential businesses and governmental entities that are run by people with whom portfolio managers are comfortable. The process does not ensure success, but it may help to avoid many problems. Despite this orientation, some investments turn out to be unfortunate.

Portfolio managers of the Index Funds employ analytical techniques which are different than those of actively managed Funds because their objective is to match returns of specified indices. Securities in the Index Funds are chosen only because they are included in the indices. We feel it is important to offer you Funds with active and index portfolio management orientations since both orientations have provided competitive returns over the years.

During present difficult markets, it is particularly important for common stock investors to understand the fundamental linkage between the stock market and wealth creation in our society. Investors in the stock market own more than just a stock certificate. Shareholders own a piece of a business, which includes physical, monetary, and intangible assets, as well as (and more importantly) the skills of management and their capability to innovate and compete successfully.

Innovation can create wealth. New ideas, processes, and technologies drive increases in the standard of living. The remarkable growth that has occurred in the world since the end of World War II would have been impossible without massive innovation. Interestingly, it is the competitive marketplace which forces innovation to occur, disperses the innovation widely, and rewards those who produce it. In a competitive environment, if firms do not innovate faster than their competitors, they will fall behind and lose business. Innovation is both a carrot and a stick. There is the lure of a big profit from the innovation, but also the grim reality of failure if a firm falls behind on the innovation treadmill.

Innovation is a fundamental aspect of capitalism. It is a reason why democratic capitalism has become the dominant political and economic structure in the world, discrediting socialism and authoritarian models.

Innovation is not linked to economic activity or the short-term fluctuations of the stock market. The portfolios have many examples of innovation currently. For example, some contained in the Equity Fund include:

     (1) Johnson & Johnson (2.8% of net assets) has been a pioneer in the development of a drug coated stent which enhances the success rate of heart catheterizations.

     (2) Pfizer (3.3% of net assets) is working on a single pill, which combines the benefits of its drugs for cholesterol reduction and blood pressure reduction. Also, Pfizer is in late stage trials for a drug which could be a major advancement in the treatment of epilepsy and pain.

     (3) Intel (1.9% of net assets) continues to invest in processes which reduce materially the cost of producing semiconductor chips.

     (4) ExxonMobil (3.8% of net assets) is a leader in the development of seismic processing technology.

     (5) Nucor (.4% of net assets) is implementing two projects which could be revolutionary breakthroughs in steel-making technology.

     (6) 3M (1.4% of net assets) and Caterpillar (1.3% of net assets) have been quite successful in reducing costs through the application of data driven Six Sigma methodology.

Formulation of a suitable long-term investment program and adherence to it is critical to the potential accumulation of wealth. Although a profit cannot be assured, investors can help cope with the volatility of financial markets by viewing investments in the suitable State Farm Mutual Funds as long-term commitments and regularly making new purchases of the Funds' shares. Your Registered State Farm Agent can help you consider which Fund or Funds fit with your long-term investment objectives and tolerance for risk. We encourage you to be patient with your investments. A long-term approach involves enduring the pain of market downturns as well as enjoying strong markets.

We have included discussions of the U.S. Economy, U.S. Equity Market, U.S. Bond Market, and International Economies and Markets which follow on pages 3 through 4.

     /s/ Kurt G. Moser                               /s/ Paul N. Eckley
     Kurt G. Moser                                   Paul N. Eckley
     Senior Vice President                           Senior Vice President

/1/ Source: Ibbotson Associates. Large company stocks are now represented by the S&P 500 Index. It is not possible to invest directly in an index. Intermediate-term U.S. Treasury bonds are represented by a one-bond portfolio with a maturity near 5 years. Stocks have historically offered the highest long-term potential of any asset class, but are subject to the greatest volatility. U.S. Treasury bonds are backed by the full faith and credit of the U.S. government, are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance is no guarantee of future results.

The U.S. Economy

Evidence suggests that the U.S. Economy is recovering from the recession which economists say began in the spring of 2001. However, the initial report of real annualized GDP growth for the second quarter of 2002 indicated slower improvement of 1.1% compared to 5.0% growth, which was revised downward from 6.1%, in the first quarter. The recent report also showed that the recession was somewhat deeper than previously estimated with the economy shrinking at a 0.8% annual rate from January to September 2001 before rebounding at a 2.7% clip in the last quarter of 2001. Even with the downward revisions, the recession still was relatively mild. During the six previous recessions since 1960, the average downturn was 2.0%.

It was inevitable that general economic growth would slow from the rapid pace which occurred in the first quarter of 2002. Economists estimate that around 50% of first quarter GDP growth can be attributed to rebuilding of inventories. To sustain reasonable general economic growth going forward, the economy must show more broadly based improvements that will make up for smaller contributions from inventory effects. Obviously, some recent evidence of weakening general economic conditions is bothersome, but the economy still seems to be moving forward. Although the future is always uncertain, we believe the recovery which began in the latter part of 2001 will continue.

The chief executive officer of 3M said recently that he expects the next 10 years to be a tougher economic period than the 1990's. Our contacts with companies suggest that this attitude is fairly prevalent in the corporate world.

While consumer spending in the U.S. has remained fairly strong, business investment and capital spending are quite weak. Much of this weakness relates to the massive overbuilding which occurred in the information technology and telecommunications sectors during the internet boom of the late 1990's. There have been estimates that perhaps $1 trillion was spent unwisely through either capital spending on uneconomic projects or overpriced acquisitions of firms. Much of this investment has been or will be written off the financial statements of companies. Mr. Craig Barrett, the chief executive officer of Intel, said recently, "a lot of smart people put a lot of smart money into a lot of dumb ideas." A period of time may be required to absorb the excess capacity which has been built. For example, it appears that telecommunications companies are utilizing just 10 percent of the optical fiber networks they installed during the boom.

Economic Growth and Inflation

[GRAPH]

Source: GDP-U.S. Department of Commerce
        Inflation-U.S. Bureau of Labor Statistics

Economic growth is represented by the percentage change in Real Gross Domestic Product. Percentage change in the Consumer Price Index - All Items is used for inflation.

* Represents latest 12 months available.

The U.S. Equity Market

The U.S. stock market, as measured by the S&P 500 Index, is now facing the prospect of a negative return for the third consecutive calendar year. Over the six month period ended June 30, 2002, its negative total return was (13.2)% with the worst decline occurring in June. In 2001 and 2000 calendar years, the Index experienced negative total returns of (11.9)% and (9.1)% respectively. General common stock prices in the U.S. have not declined in three consecutive years since 1941.

In line with trends of the last three years, share prices of small and mid-size companies again tended to perform better than those of companies which are categorized as large growth companies during the past six months/1/. The Russell 2000(R) Index is composed of small companies and showed a negative total return of (4.7)% during the past six months. Additionally, so-called value stocks generally continue to be the best performers recently.

Investor psychology is particularly bothersome in equity markets at the moment. Almost all news and developments are interpreted negatively. The very fundamental issues of sustainability of economic recovery, corporate profits and interest rates are rather traditional concerns. Worries about terrorism/war, accounting practices, corporate governance, practices of brokerage firms and bankruptcies of major firms add to investor uneasiness. Many of today's owners of common stocks, whether ownership comes directly or through mutual funds, have not encountered a protracted downturn in equity markets since their investments have been made over the past 10 years or so. We are now in such a period, and the ultimate bottom in share prices will depend importantly on their reactions to present circumstances. However, though past performance does not guarantee future results, the history of capital markets indicates that bottoms do eventually occur and a base is then created for better markets somewhere down the road.

__________________
/(1)/ The stocks of small companies are more volatile than the stocks of larger, more established companies.

The U.S. Bond Market

Interest rates on good quality obligations have moved lower over the last six months. Yields on U.S. Treasury and high-grade corporate bonds which mature in 2-10 years have declined around 25 basis points (a basis point is .01%), while yields on mortgage-backed securities have declined about 35 basis points. Some portion of the decline in bond yields can probably be ascribed to investors moving out of stocks and seeking the comfort of high-grade fixed-income securities.

It should be mentioned that a two-tiered corporate bond market has been developing in recent times. Prices of bonds which are perceived to be high quality or backed by businesses which are stable are bid higher, regardless of their ratings, while bonds of companies that are struggling operationally or receiving negative press reports are under extreme price pressure. Investors fear making investments in what might be the next Enron or WorldCom.

Taking cue from stable interest rate policy of the Federal Reserve Board, yields on short-term obligations remain very low and are virtually unchanged over the last six months. A prospective tightening of monetary policy in the U.S. is not now expected until next year, and some observers are even suggesting further reductions in short-term interest rates may occur as the Federal Reserve Board takes action which is designed to assure continuation of the economic recovery. The Federal Open-Market Committee does not appear eager to rush into a tightening mode and is likely to wait for some meaningful improvement on the employment front before moving to a more restrictive stance. However, if conditions indicate that the general economic recovery is sustainable, interest rates are expected to begin a trend upward before too long.

Contrary to what often occurs, the global move to more restrictive monetary policy will probably not be led by the U.S. this time around. As general economic conditions improve, central banks in the Euro Community and United Kingdom appear to be more concerned about inflation than our Federal Reserve Board seems to be. Central banks in Canada, Australia, New Zealand, Sweden and South Korea have already increased short-term lending rates this year.

International Economies and Markets

Moderate economic recoveries are occurring in most developed countries across the world. As is the case in the United States, much of the improvement globally can be attributed to rebuilding of inventories. Capital spending by businesses continues to be restrained. Economies of emerging markets are also generally gaining strength, but notable exceptions are Argentina, which is experiencing financial difficulties and social tensions, and Israel, which is dealing with its much publicized conflict with Palestinians.

Stock market indices in all regions of the developed world posted negative returns over the first six months of 2002 when measured in local currencies/1/. However, during this period, shareowners of the International Equity and International Index Funds, benefited from weaknesses in the U.S. dollar. The U.S. dollar declined 9.3% against the Japanese yen, 10.3% relative to the Euro and 7.5% on a trade-weighted basis. Consequently, when measured in U.S. dollars, losses in international equity markets were pared. The EAFE(R) Free Index, which is a broad stock market index that encompasses stock markets through the developed free world, experienced negative returns of (9.5)% in local currencies and (1.6)% in U.S. dollars over the last six months.

Interest rates on short-term obligations generally increased slightly over the past six months. Long-term interest rates on sovereign governmental issues were rather flat or declined somewhat in most developed countries.

___________________

(1) Investing in foreign securities involves risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates.

                          STATE FARM MUTUAL FUND TRUST

Equity Fund

The Equity Fund seeks long-term growth of capital.

At June 30, 2002, common stocks represented 94% of the Equity Fund's total assets. The manager, State Farm Investment Management Corp., seeks to purchase the common stocks of large U.S. companies that are considered well run and able to generate long-term capital appreciation.

The Equity Fund experienced negative total returns of (11.48)% for Class A shares and (11.66)% for Class B shares excluding sales charges over the six months ended June 30, 2002.

See the previous discussions on the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 45.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2002,
                             INCLUDING SALES CHARGES

                                     [GRAPH]

                  S&P 500(R) Index        Equity Fund - Class B       Equity Fund - Class A
      12/18/00         $10,000                   $10,000                     $10,000
       6/30/02         $ 7,640                   $ 7,299                     $ 7,334

                Fund's Average Annual Total Return
                Since Inception        1 Year
                Class A:  -18.33%      Class A:   -16.63%
                Class B:  -18.58%      Class B:   -17.09%

*The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Small Cap Equity Fund

The Small Cap Equity Fund seeks long-term growth of capital.

At June 30, 2002, common stocks made up 91% of the Small Cap Equity Fund's total assets. The Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of the sub-advisor, Capital Guardian, is to seek undervalued securities that represent good long-term investment opportunities.

The Small Cap Equity Fund had negative total returns of (9.10)% for Class A shares and (9.34)% for Class B shares excluding sales charges during the six months ended June 30, 2002.

See the previous discussions on the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 47.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                    [GRAPH]

                  Russell 2000(R) Index*       Small Cap Equity Fund - Class A      Small Cap Equity Fund - Class B
       12/18/00          $10,000                            $10,000                              $10,000
        6/30/02          $10,203                            $ 8,819                              $ 8,794

                Fund's Average Annual Total Return
                Since Inception            1 Year
                Class A:   -7.87%          Class A:   -17.54%
                Class B:   -8.04%          Class B:   -17.82%

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

________________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 45.

International Equity Fund

The International Equity Fund seeks long-term growth of capital.

At June 30, 2002, common stocks comprised 96% of the International Equity Fund's total assets.

The Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The Fund invests in securities that its sub-advisor, Capital Guardian, thinks are undervalued and represent good long-term investment opportunities.

Investment results of the International Equity Fund showed negative total returns of (3.73)% for Class A shares and (4.01)% for Class B shares excluding sales charges over the first six months of 2002.

See the previous discussion of the International Economies and Markets. Financial Highlights for this fund can be found on page 49.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                    [GRAPH]

                    EAFE Free(R) Index*      International Equity Fund - Class A      International Equity Fund - Class B
        12/18/00          $10,000                          $10,000                                  $10,000
         6/30/02          $ 7,859                          $ 7,570                                  $ 7,540

                       Fund's Average Annual Total Return
                       Since inception     1 Year
                       Class A: -16.61%    Class A: -12.77%
                       Class B: -16.83%    Class B: -13.12%

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured in U.S. dollars. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

S&P 500 Index Fund

The S&P 500 Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500(R) Stock Index/1/.

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the S&P 500 Index Master Portfolio, which holds each of the stocks that make up the S&P 500 Index. Barclays Global Fund Advisors is the investment adviser to the S&P 500 Index Master Portfolio and seeks to achieve investment performance that is similar to the S&P 500 Index by staying as fully invested as practicable in common stocks. The S&P 500 Index contains 500 stocks and is a widely used measure of large U.S. company stock performance.

The S&P 500 Index Fund had negative total returns of (13.51)% for Class A shares and (13.74)% for Class B shares excluding sales charges during the first half of 2002.

See the previous discussions of the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 51.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                    [GRAPH]

                    S&P 500(R) Index*          S&P 500 Index Fund - Class A         S&P 500 Index Fund - Class B
        12/18/00          $10,000                         $10,000                              $10,000
         6/30/02          $ 7,640                         $ 7,305                                7,281

                       Fund's Average Annual Total Return
                       Since inception      1 Year
                       Class A: -18.54%     Class A: -21.23%
                       Class B: -18.71%     Class B: -21.48%

*The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

_________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost. Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 45.

/(1)/ "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Small Cap Index Fund
The Small Cap Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000(R) Small Stock Index/1/.

The Small Cap Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the Russell 2000 Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the Russell 2000 Index Master Portfolio, which seeks to achieve investment performance for the Russell 2000 Index Master Portfolio that is similar to the Russell 2000 Index by staying as fully invested as possible in common stocks. The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Small Cap Index Fund experienced negative total returns of (4.92)% for Class A shares and (5.12)% for Class B shares excluding sales charges over the six months ended June 30, 2002.

See the previous discussions of the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 53.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                    [GRAPH]

                     Russell 2000(R) Index*     Small Cap Index Fund - Class A     Small Cap Index Fund - Class B
            12/18/00        $10,000                          $10,000                            $10,000
             6/30/02        $10,203                          $ 9,728                            $ 9,761

                      Fund's Average Annual Total Return
                      Since inception     1 Year
                      Class A: -1.56%     Class A: -11.92%
                      Class B: -1.78%     Class B: -12.27%

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

International Index Fund

The International Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index")/2/.

The International Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the International Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the International Index Master Portfolio. The International Index Master Portfolio seeks to match the performance of the EAFE Free Index by investing in common stocks included in the Index and by staying as fully invested as possible in common stocks. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The International Index Fund realized negative total returns of (2.16)% on Class A shares and (2.41)% on Class B shares excluding sales charges during the six months ended June 30, 2002.

See the previous discussion of the International Economies and Markets. Financial Highlights for this fund can be found on page 55.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                     [GRAPH]

                        EAFE Free (R) Index*     International Index Fund - Class A    International Index Fund - Class B
              12/18/00        $10,000                          $10,000                               $10,000
               6/30/02        $ 7,859                          $ 7,495                               $ 7,472

                       Fund's Average Annual Total Return
                       Since inception      1 Year
                       Class A: -17.16%     Class A: -13.08%
                       Class B: -17.33%     Class B: -13.34%

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured in U.S. dollars. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

_________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost. Annual average total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 45.

/(1)/ The Russell 2000(R) Index is a trademark/service mark, and Russell is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

/(2)/ The EAFE(R) Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). The State Farm International Index Fund (the "Fund"), based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust's Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Equity and Bond Fund

The Equity and Bond Fund seeks long-term growth of principal while providing some current income.

The Equity and Bond Fund invests all of its assets in shares of the Equity Fund and the Bond Fund. It is managed by State Farm Investment Management Corp. The Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. The mix of assets was generally in line with these targets on June 30, 2002.

Negative total returns of (5.81)% and (5.89)% excluding sales charges occurred for Class A and B shares respectively over the first six months of 2002.

See the previous discussions of the U.S. Economy, U.S. Equity Market and U.S. Bond Market. Financial Highlights for this fund can be found on page 57.

                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                    [GRAPH]

                Lehman Brothers Aggregate  Equity and Bond Fund - Class A   Equity and Bond Fund - Class B   S&P 500(R) Index*
                       Bond Index*
     12/18/00             $10,000                       $10,000                         $10,000                  $10,000
      6/30/02             $11,254                       $ 8,620                         $ 8,619                  $ 7,640

                        Fund's Average Annual Total Return
                        Since inception     1 Year
                        Class A: -9.24%     Class A: -8.49%
                        Class B: -9.24%     Class B: -8.75%


*See footnotes for the Equity Fund and the Bond Fund for description of indices.

Bond Fund

The Bond Fund seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

The Bond Fund is managed by State Farm Investment Management Corp. and may invest in the following instruments:

.. Corporate debt securities
.. U.S. government debt securities
.. Foreign government debt securities
.. Asset backed and mortgage backed securities
.. Other issuer debt securities

It should be noted that as of June 30, 2002, the Bond Fund owned WorldCom Inc. bonds valued at $75,000, or 0.1% of its net assets.

The Bond Fund provided total returns of 2.77% for Class A shares and 2.57% for Class B shares excluding sales charges during the six months ended June 30, 2002.

See the previous discussions of the U.S. Bond Market. Financial Highlights for this fund can be found on page 59.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2002,
                             INCLUDING SALES CHARGES

                                    [GRAPH]

                Lehman Brothers Aggregate           Bond Fund - Class B       Bond Fund - Class A
                       Bond Index*
      12/18/00           $10,000                          $10,000                   $10,000
       6/30/00           $11,254                          $10,730                   $10,734

                        Fund's Average Annual Total Return
                        Since inception     1 Year
                        Class A: 4.74%      Class A: 3.87%
                        Class B: 4.71%      Class B: 3.69%

* The Lehman Brothers Aggregate Bond Index contains approximately 6,892 U.S. Government, corporate, and collaterized bonds with maturity greater than 1 year and an outstanding par value of at least $150 million.

The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.


_________________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 45.

Tax Advantaged Bond Fund

The Tax Advantaged Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

The Tax Advantaged Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in a diversified selection of municipal bonds. Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to state and local taxes and (if applicable) the alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The Tax Advantaged Bond Fund produced total returns of 5.47% for Class A shares and 5.27% for Class B shares excluding sales charges during the first half of 2002.

See the previous discussion of the U.S. Bond Market. Financial Highlights for this fund can be found on page 61.

                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                     JUNE 30, 2002, INCLUDING SALES CHARGES

                                     [GRAPH]

                   Lehman Brothers Municipal Bond Index*   Tax Advantaged Bond Fund - Class A:   Tax Advantaged Bond Fund - Class B
     12/18/00                    $10,000                                  $10,000                               $10,000
      6/30/02                    $11,000                                  $10,659                               $10,651

                   Fund's Average Annual Total Return
                   Since inception             1 Year

                   Class A: 4.26%            Class A: 4.17%
                   Class B: 4.21%            Class B: 3.99%

* The Lehman Brothers Municipal Bond Index includes approximately 44,000 municipal bonds, which are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have a minimum credit rating of Baa assigned by Moody's Investors Service, Inc.; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least 5 million; have been issued since January 1, 1991; fixed rate coupon; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Money Market

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Financial Highlights on page 63.


_______________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 45.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                      Shares       Value
                                                   -----------  ------------

Common Stocks (94.0%)

Agriculture, Foods, & Beverage (7.4%)
Archer-Daniels-Midland Co.                             24,150   $    308,879
Campbell Soup Co.                                       8,000        221,280
Hershey Foods Corp.                                     9,100        572,026
JM Smucker Co. (a)                                        310         10,580
Kellogg Co.                                            11,800        423,148
McCormick & Co. Inc.                                   12,000        309,000
Pepsico Inc.                                           27,400      1,320,680
Sara Lee Corp.                                         12,900        266,256
Sysco Corp.                                            24,400        664,168
The Coca-Cola Co.                                      26,400      1,478,400
                                                                ------------
                                                                   5,574,417
                                                                ------------

Banks (7.2%)
Bank of America Corp.                                  11,600        816,176
Bank of New York Inc.                                   1,800         60,750
Fifth Third Bancorp                                     7,100        473,215
M&T Bank Corp.                                          6,000        514,560
Northern Trust Corp.                                   11,600        511,096
Popular Inc.                                            9,400        316,592
SouthTrust Corp.                                       29,300        765,316
SunTrust Banks Inc.                                    12,300        832,956
Wells Fargo & Co.                                      23,300      1,166,398
                                                                ------------
                                                                   5,457,059
                                                                ------------

Chemicals (3.0%)
Air Products & Chemicals Inc.                          14,200        716,674
EI du Pont de Nemours and Co.                          12,400        550,560
Sigma-Aldrich Corp.                                     8,900        446,335
The Dow Chemical Co.                                   14,900        512,262
                                                                ------------
                                                                   2,225,831
                                                                ------------

Computer Software & Services (5.1%)
Automatic Data Processing Inc.                         11,300        492,115
Check Point Software Technologies
  Ltd. (a)                                             10,950        148,482
Electronic Data Systems Corp.                           9,700        360,355
Intuit Inc. (a)                                         2,700        134,244
Microsoft Corp. (a)                                    41,500      2,245,980
SAP AG (a)                                              4,300        421,099
                                                                ------------
                                                                   3,802,275
                                                                ------------

Computers (2.6%)
Hewlett-Packard Co.                                    33,600        513,408
International Business Machines Corp.                  20,400      1,468,800
                                                                ------------
                                                                   1,982,208
                                                                ------------

Consumer & Marketing (7.1%)
Colgate-Palmolive Co.                                  15,500        775,775
Kimberly Clark Corp.                                    2,700        167,400
McDonald's Corp.                                       20,000        569,000
Nestle SA ADR                                          20,000      1,120,000
The Gillette Co.                                       25,200        853,524
The Procter & Gamble Co.                               17,100      1,527,030
Unilever NV ADR                                         4,700        304,560
                                                                ------------
                                                                   5,317,289
                                                                ------------

Electronic & Electrical Mfg. (7.9%)
Agilent Technologies Inc. (a)                          12,000        286,560
Applied Materials Inc. (a)                             16,600        315,732
Emerson Electric Co.                                    6,800        363,868
General Electric Co.                                   90,600      2,631,930
Intel Corp.                                            81,200      1,483,524
KLA Tencor Corp. (a)                                    5,300        233,147
Linear Technology Corp.                                11,200        352,016
Texas Instruments Inc.                                 11,800        279,660
                                                                ------------
                                                                   5,946,437
                                                                ------------

Financial Services (4.6%)
American Express Co.                                    9,500        345,040
Citigroup Inc.                                         47,500      1,840,625
First Data Corp.                                        8,200        308,812
MBNA Corp.                                             18,400        608,488
Wachovia Corp.                                          9,200        351,256
                                                                ------------
                                                                   3,454,221
                                                                ------------

Health Care (15.0%)
Abbott Laboratories                                    16,600        624,990
Allergan Inc.                                           2,700        180,225
Amgen Inc. (a)                                          5,500        230,340
Baxter International Inc.                              10,000        444,400
Biomet Inc.                                             9,150        248,148
Bristol-Myers Squibb Co.                                8,200        210,740
Eli Lilly & Co.                                        23,300      1,314,120
GlaxoSmithKline PLC ADR                                 3,300        142,362
Johnson & Johnson                                      40,800      2,132,208
Medtronic Inc.                                         11,400        488,490
Merck & Co. Inc.                                       25,400      1,286,256
Novartis AG ADR (a)                                     8,200        359,406
Pfizer Inc.                                            71,700      2,509,500
Pharmacia Corp.                                         6,700        250,915
Teva Pharmaceutical Industries Ltd.                     5,600        373,968
Wyeth                                                   9,600        491,520
                                                                ------------
                                                                  11,287,588
                                                                ------------

Machinery & Manufacturing (4.3%)
3M Co.                                                  8,600      1,057,800
AptarGroup Inc.                                        11,300        347,475
Caterpillar Inc.                                       21,000      1,027,950
Illinois Tool Works Inc.                               11,300        778,796
                                                                ------------
                                                                   3,212,021
                                                                ------------

                See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                       Shares        Value
                                                     ----------   ------------
Common Stocks (Cont.)

Media & Broadcasting (3.6%)
Lee Enterprises Inc. Class B                              3,800   $    133,000
Reuters Group PLC ADR                                     9,300        299,544
The Walt Disney Co.                                      54,700      1,033,830
Viacom Inc. Class B (a)                                  27,300      1,211,301
                                                                  ------------
                                                                     2,677,675
                                                                  ------------

Mining & Metals (2.3%)
BHP Billiton Plc (a)                                    102,900        561,954
Newmont Mining Corp. Holding Co.                          3,600         94,788
Nucor Corp.                                               4,200        273,168
Rio Tinto PLC ADR                                        10,800        799,200
                                                                  ------------
                                                                     1,729,110
                                                                  ------------

Oil & Gas (10.8%)
Anadarko Petroleum Corp.                                  8,500        419,050
BP Amoco PLC ADR                                         28,400      1,433,916
ChevronTexaco Corp.                                      15,500      1,371,750
Devon Energy Corp.                                        5,900        290,752
Exxon Mobil Corp.                                        71,400      2,921,688
Royal Dutch Petroleum Co. ADR                            19,300      1,066,711
Tidewater Inc. (a)                                        5,100        167,892
Tom Brown Inc. (a)                                        9,800        277,830
Western Gas Resources Inc.                                5,500        205,700
                                                                  ------------
                                                                     8,155,289
                                                                  ------------

Retailers (4.7%)
Home Depot Inc.                                          19,200        705,216
Wal-Mart Stores Inc.                                     44,700      2,458,947
Walgreen Co.                                              9,600        370,848
                                                                  ------------
                                                                     3,535,011
                                                                  ------------

Telecom & Telecom Equipment (7.4%)
ADC Telecommunications Inc. (a)                          56,100        128,469
AT&T Wireless Services Inc. (a)                          35,000        204,750
BellSouth Corp.                                          28,800        907,200
Cisco Systems Inc. (a)                                   39,600        552,420
Corning Inc.                                             37,500        133,125
Lattice Semiconductor Corp. (a)                           3,900         34,086
LM Ericsson Telephone Co. ADR                            82,600        118,944
Motorola Inc.                                            22,900        330,218
Nokia Corp. ADR                                          33,100        479,288
SBC Communications Inc.                                  47,800      1,457,900
Verizon Communications                                   25,700      1,031,855
Vodafone Group PLC ADR                                   16,500        225,225
                                                                  ------------
                                                                     5,603,480
                                                                  ------------

Utilities & Energy (1.0%)
Duke Energy Corp.                                        23,400        727,740
                                                                  ------------
Total Common Stocks
(cost $84,780,581)                                                  70,687,651
                                                                  ------------

                                                      Shares or
                                                      principal
                                                       amount        Value
                                                     ----------   ------------

Short-term Investments (7.9%)
ChevronTexaco Corp., 1.610%, July, 2002              $1,000,000   $    999,911
Toyota Motor Credit Corp., 1.730%, July, 2002         1,000,000        999,864
JP Morgan Vista Treasury Plus Money
   Market Fund                                        2,987,661      2,987,661
U.S. Treasury Bills, 1.715%, September, 2002          1,000,000        996,993
                                                                  ------------
Total Short-term Investments
(cost $5,984,193)                                                    5,984,429
                                                                  ------------
TOTAL INVESTMENTS (101.9%)
(cost $90,764,774)                                                  76,672,080

OTHER ASSETS, NET OF LIABILITIES (-1.9%)                            (1,450,451)
                                                                  ------------
NET ASSETS (100.0%)                                               $ 75,221,629
                                                                  ============

(a)  Non-income producing security.

At June 30, 2002, net unrealized depreciation of $14,092,694 consisted of gross unrealized appreciation of $2,716,223 and gross unrealized depreciation of $16,808,917 based on cost of $90,764,774 for federal income tax purposes.

ADR - American Depository Receipt

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                      Shares        Value
                                                     --------     ----------
Common Stocks (90.8%)

Consumer Discretionary (16.4%)
ADVO Inc. (a)                                           4,900     $  189,385
Alloy Inc. (a)                                          8,000        115,520
American Eagle Outfitters Inc. (a)                     23,100        488,334
American Greetings Corp.                               15,300        254,898
Borg Warner Inc.                                        2,400        138,624
California Pizza Kitchen Inc. (a)                      13,600        337,280
CEC Entertainment Inc. (a)                              8,500        351,050
Charlotte Russe Holding Inc. (a)                       10,100        225,533
Cox Radio Inc. (a)                                      7,000        168,700
Emmis Communications Corp. (a)                         14,100        298,779
Entercom Communications Corp. (a)                       5,300        243,270
Entravision Communications Corp. (a)                   14,000        171,500
Factory 2-U Stores Inc. (a)                            15,800        218,830
Gaiam Inc. (a)                                            900         13,176
Galyan's Trading Co. (a)                                2,000         44,520
Genesco Inc. (a)                                        7,100        172,885
Insight Communications Co. Inc. (a)                    34,700        422,299
International Speedway Corp.                            9,800        392,980
Kellwood Co.                                            9,300        302,250
Landry's Seafood Restaurants Inc.                       4,600        117,346
Libbey Inc.                                             6,300        214,830
Lithia Motors Inc. (a)                                  5,600        146,664
Martha Stewart Living Omnimedia Inc. (a)               12,000        137,640
Mediacom Communications Corp. (a)                      30,500        237,595
Netflix Inc. (a)                                          900         12,591
Novel Denim Holdings Ltd. (a)                          11,200         80,080
NVR Inc. (a)                                              700        226,100
Penton Media Inc.                                      18,200         39,130
Pixar Inc. (a)                                          3,300        145,530
Polaris Industries Inc.                                 5,400        351,000
Primedia Inc. (a)                                      34,208         41,734
Radio One Inc. (a)                                     40,200        597,774
Ruby Tuesday Inc.                                      24,000        465,600
Speedway Motorsports Inc. (a)                          16,600        422,138
Stride Rite Corp.                                      14,800        118,400
Vans Inc. (a)                                          20,000        162,420
Wesco International Inc. (a)                            2,000         12,600
Williams-Sonoma Inc. (a)                                8,000        245,280
World Wrestling Entertainment (a)                      13,300        188,062
XM Satellite Radio Holdings (a)                         8,600         63,210
Young Broadcasting Inc. (a)                             5,200         92,456
                                                                  ----------
                                                                   8,667,993
                                                                  ----------

Consumer Staples (5.3%)
Adolph Coors Co. Class B                                4,000        249,200
Corn Products International Inc.                       14,300        445,016
Dreyer's Grand Ice Cream Inc.                          16,400      1,125,040
Hain Celestial Group Inc. (a)                           4,700         86,950
Performance Food Group Co. (a)                          6,900        233,634
Robert Mondavi Corp. (a)                                5,200        177,996
Steiner Leisure Ltd. (a)                               14,000        203,000
Tootsie Roll Industries Inc. (a)                        6,725        259,316
                                                                  ----------
                                                                   2,780,152
                                                                  ----------

Energy (2.8%)
Cabot Oil & Gas Corp.                                   3,300         75,405
Helmerich & Payne Inc.                                  7,600        271,472
Hydril Co. (a)                                         16,500        442,200
Pioneer Natural Resources (a)                           5,000        130,250
San Juan Basin Realty                                  27,000        298,890
Seacor Smit Inc. (a)                                    5,500        260,425
                                                                  ----------
                                                                   1,478,642
                                                                  ----------

Financial Services (13.8%)
America First Mortgage Investment                      22,000        216,700
American Capital Strategies Ltd.                       23,000        631,810
AmeriCredit Corp. (a)                                   5,000        140,250
Annaly Mortgage Management Inc.                        28,100        545,140
Anthracite Capital Inc.                                17,500        231,875
Citizens Banking Corp.                                  9,500        275,310
Everest Re Group Ltd.                                   6,200        346,890
Fidelity National Financial Inc.                        6,752        213,363
First American Corp.                                   18,000        405,900
First Midwest Bancorp Inc.                             13,000        361,140
Fulton Financial Corp.                                 14,962        283,231
Harbor Florida Bancshares Inc.                         16,000        355,040
Insignia Financial Group Inc. (a)                      30,000        291,600
Max Re Capital Ltd.                                     5,000         67,500
Medallion Financial Corp.                              24,000        126,720
Meristar Hospitality Corp. Inc.                        21,100        321,775
Philadelphia Consolidated Holding
  Corp. (a)                                             5,600        253,904
Santander Bancorp ADR                                   7,400        129,500
SL Green Realty Corp.                                   5,900        210,335
South Financial Group Inc.                              5,500        123,249
Southern Financial Bancorp                              6,400        204,544
Sterling Bancshares Inc.                               32,100        474,117
Trammell Crow Co. (a)                                  20,200        287,850
Waypoint Financial Corp.                               19,000        371,450
WR Berkley Corp.                                        7,500        412,500
                                                                  ----------
                                                                   7,281,693
                                                                  ----------

Health Care (9.6%)
3-Dimensional Pharmaceuticals (a)                      11,000         48,950
Aclara Biosciences Inc. (a)                            27,000         46,440
American Pharmaceutical Partners (a)                    4,800         59,328
Antigenics Inc. (a)                                    16,000        157,600
ChromaVision Medical Systems Inc. (a)                  32,000         57,280
Conceptus Inc. (a)                                     14,300        235,807
CTI Molecular Imaging Inc. (a)                          3,500         80,290
Diversa Corp. (a)                                      12,500        124,375
Durect Corp. (a)                                       12,400         99,200
Exelixis Inc. (a)                                      30,000        225,900

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                  (Unaudited)

                                                        Shares        Value
                                                       --------    -----------
Common Stocks (Cont.)

Health Care (Cont.)
Genaissance Pharmaceuticals Inc. (a)                     11,000    $    14,520
Gene Logic Inc. (a)                                      13,000        182,000
Heska Corp. (a)                                          64,000         31,385
ILEX Oncology Inc. (a)                                   14,200        200,078
Illumina Inc. (a)                                        31,300        210,336
InforMax Inc. (a)                                        13,800         12,420
Kendle International Inc. (a)                            18,000        244,800
Lexicon Genetics Inc. (a)                                13,300         65,024
Lifepoint Hospitals Inc. (a)                             11,000        399,410
Medsource Technologies Inc. (a)                          11,000        134,750
Orthodontic Centers of America Inc. (a)                   8,400        192,696
Owens & Minor Inc.                                       14,400        284,544
Scios Inc. (a)                                            8,400        257,124
Sicor Inc. (a)                                            4,500         83,430
SonoSite Inc. (a)                                         5,500         79,365
Tanox Inc. (a)                                           13,300        144,039
Triad Hospitals Inc. (a)                                  7,600        324,672
Trimeris Inc. (a)                                        10,000        443,900
Vical Inc. (a)                                            1,400          7,392
Wilson Greatbatch Technologies (a)                       15,800        402,584
Wright Medical Group, Inc. (a)                           11,800        237,888
                                                                   -----------
                                                                     5,087,527
                                                                   -----------

Industrials (13.2%)
Administaff Inc. (a)                                     20,800        208,000
Advanced Energy Industries Inc. (a)                      26,500        587,770
America West Holdings Corp. (a)                           5,200         14,248
American Superconductor Corp. (a)                        11,000         60,060
ANC Rental Corp. (a)                                     36,400          6,552
Arbitron Inc. (a)                                         8,000        249,600
Armor Holdings Inc. (a)                                  18,300        466,650
Astec Industries Inc. (a)                                14,300        230,087
Briggs & Stratton Corp.                                   8,700        336,168
Columbus McKinnon Corp.                                  18,000        155,520
CoStar Group Inc. (a)                                    13,000        266,890
Cummins Engine Co. Inc.                                   4,000        132,400
Donaldson Inc.                                            4,300        150,672
Electro Scientific Industries Inc. (a)                   24,500        595,350
Expressjet Holdings Inc. (a)                             21,000        274,050
Gardner Denver Inc. (a)                                   9,300        186,000
Ionics Inc. (a)                                          12,000        291,000
Oshkosh Truck Corp.                                       4,400        260,084
Pentair Inc.                                              9,400        451,952
Power-One Inc. (a)                                       32,000        199,040
Quanta Services Inc. (a)                                 29,600        292,152
Rayovac Corp. (a)                                        13,400        247,230
Resources Connection Inc. (a)                             9,000        242,910
Skywest Inc.                                              9,000        210,510
Unova Inc. (a)                                           27,100        175,879
Valence Technology Inc. (a)                              30,000         41,400
Werner Enterprises Inc.                                  11,333        241,506
West Corportation (a)                                     6,000        132,360
York International Corp.                                  8,000        270,320
                                                                   -----------
                                                                     6,976,360
                                                                   -----------

Materials & Processes (6.0%)
AptarGroup Inc.                                          12,000        369,000
Ferro Corp.                                              36,100      1,088,415
Graftech International Ltd. (a)                          20,900        257,070
Lyondell Chemical Co.                                     8,900        134,390
Methanex Corp. (a)                                       21,700        179,242
NOVA Chemicals Corp.                                     18,900        426,195
OM Group Inc.                                             4,000        248,000
Scotts Co. (a)                                           10,900        494,860
                                                                   -----------
                                                                     3,197,172
                                                                   -----------

Technology (21.4%)
Acclaim Entertainment Inc. (a)                           53,200        187,796
Advanced Fibre Communications Inc. (a)                    5,300         87,662
Alliance Fiber Optic Products Inc. (a)                   23,500         16,685
Anadigics Inc. (a)                                       10,000         82,400
Anaren Microwave Inc. (a)                                 4,000         34,560
ASM International NV (a)                                 18,200        314,132
Aspect Communications (a)                                35,000        112,000
Avanex Corp. (a)                                         37,600         72,944
Cable Design Technologies Corp. (a)                      23,000        247,250
Click Commerce (a)                                       50,600         56,672
Click2Learn.Com Inc. (a)                                 23,300         39,738
CNET Networks Inc. (a)                                   32,700         65,073
Credence Systems Corp. (a)                               40,400        717,908
Cymer Inc. (a)                                           19,000        665,760
Digex Inc. (a)                                           10,700          2,354
Digital Insight Corp. (a)                                16,000        263,200
Earthlink Inc. (a)                                       34,700        233,184
Electroglas Inc. (a)                                      7,700         77,000
Emcore Corp. (a)                                         32,100        192,600
Exar Corp. (a)                                           28,000        552,160
FEI Co. (a)                                              26,200        642,162
Forrester Research Inc. (a)                               7,000        135,793
Gateway Inc. (a)                                         20,600         91,464
Helix Technology Corp.                                   21,200        436,720
Homestore Inc. (a)                                       79,200        114,048
Hotels.com (a)                                            2,900        122,467
Intergraph Corp. (a)                                     13,400        233,699
Ixia (a)                                                 28,200        164,124
Kulicke & Soffa Industries Inc. (a)                      55,000        681,450
Lendingtree Inc. (a)                                     23,100        293,601
LogicVision Inc. (a)                                      3,000         16,050
LTX Corp. (a)                                            50,300        718,284
Manugistics Group Inc. (a)                               12,600         76,986
MatrixOne Inc. (a)                                       22,100        132,821
MicroStrategy Inc. (a)                                   21,000         10,500
Monolithic System Technology (a)                          7,700         85,701
Nanometrics Inc. (a)                                     14,500        230,246

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                        Shares         Value
                                                        -------   ------------
Common Stocks (Cont.)

Technology (Cont.)
NetRatings Inc. (a)                                      12,000    $   109,800
Newport Corp.                                            11,500        180,090
NIC Inc. (a)                                             45,000         66,600
Novell Inc. (a)                                          59,000        189,390
Optical Communication Products (a)                       22,600         27,572
Pinnacle Systems Inc. (a)                                28,500        313,186
Polycom Inc. (a)                                          7,000         83,930
Power Integrations Inc. (a)                              12,300        220,158
Proquest Co. (a)                                          7,900        280,055
Quest Software Inc. (a)                                   8,600        124,958
Riverdeep Group Plc ADR (a)                               7,000        108,920
Rudolph Technologies Inc. (a)                               400          9,972
Saba Software Inc. (a)                                    8,300         21,165
Selectica Inc. (a)                                        9,900         39,303
Therma-Wave Inc. (a)                                     31,000        353,090
THQ Inc. (a)                                              7,200        214,704
TriQuint Semiconductor Inc. (a)                           9,564         61,305
Veeco Instruments Inc. (a)                               23,400        540,774
Witness Systems Inc. (a)                                 12,400         91,512
Zygo Corp. (a)                                           11,000         88,550
                                                                  ------------
                                                                    11,332,228
                                                                  ------------
Utilities (2.3%)
Energen Corp.                                            13,000        351,650
New Jersey Resources Corp.                               11,100        331,335
Southwest Gas Corp.                                      11,000        272,250
WGL Holdings Inc.                                         9,400        244,400
                                                                  ------------
                                                                     1,199,635
                                                                  ------------
Total Common Stocks
(cost $55,404,017)                                                  48,001,402
                                                                  ------------

                                                     Shares or
                                                     principal
                                                       amount         Value
                                                     ---------    ------------
Short-term Investments (9.9%)
CDC Commercial Paper, 1.740%, July, 2002            $ 2,000,000   $  1,998,356
JP Morgan 100% US Treasury Securities
   Money Market Fund                                  1,612,946      1,612,946
JP Morgan Vista Treasury Plus Money Market Fund       1,633,015      1,633,015
                                                                  ------------
Total Short-term Investments
(cost $5,244,317)                                                    5,244,317
                                                                  ------------

TOTAL INVESTMENTS (100.7%)
(cost $60,648,334)                                                  53,245,719

LIABILITIES, NET OF OTHER ASSETS  (-0.7%)                             (358,307)
                                                                  ------------
NET ASSETS (100.0%)                                               $ 52,887,412
                                                                  ============

(a)  Non-income producing security.

At June 30, 2002, net unrealized depreciation of $7,402,615 consisted of gross unrealized appreciation of $5,809,905 and gross unrealized depreciation of $13,212,520 based on cost of $60,648,334 for federal income tax purposes.

ADR - American Depository Receipt

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                  (Unaudited)

                                                      Shares           Value
                                                  ------------      -----------
Common Stocks (95.7%)

Australia (4.0%)
Australian & New Zeland Bank Group                      19,800      $   214,402
BHP Ltd.                                                89,143          515,416
Brambles Industries Ltd.                                 8,500           45,042
Fosters Brewing Group Ltd.                              80,970          214,538
National Australia Bank Ltd.                             9,293          184,669
News Corp. Ltd.                                          1,900           43,415
News Corp. Ltd. ADR                                     11,909           64,712
Western Mining Corp. Holding Ltd.                       24,400          124,506
Woolworths Ltd.                                         36,400          268,698
                                                                    -----------
                                                                      1,675,398
                                                                    -----------

Canada (2.0%)
Abitibi Consolidated Inc.                               13,900          127,494
Alcan Aluminum Ltd.                                      2,500           94,188
Bombardier Inc. Class B                                 22,100          185,850
Inco Ltd.                                                4,200           94,554
Magna International Inc. Class A                         1,300           89,143
Nortel Networks Corp. ADR                               11,900           17,255
Suncor Energy Inc.                                       3,800           67,460
Thomson Corp.                                            5,700          179,743
                                                                    -----------
                                                                        855,687
                                                                    -----------

Denmark (0.0%)
Novo Nordisk                                               600           19,862

Finland (2.6%)
Nokia OYJ                                               51,500          753,764
UPM-Kymmene                                              8,400          330,671
                                                                    -----------
                                                                      1,084,435
                                                                    -----------

France (7.8%)
Accor SA                                                 3,300          133,850
Air Liquide Rights (a)                                   1,700           32,697
Air Liquide SA                                           1,700          261,575
Bouygues                                                16,300          455,407
Compagnie De Saint-Gobain                                2,400          107,727
Essilor International                                    2,400           97,582
Groupe Danone                                            1,200          164,968
LMVH Co.                                                 1,900           95,698
Michelin Class B                                         4,400          178,293
Renault SA                                               5,300          247,842
Sanofi-Synthelabo                                       15,200          924,706
Schneider SA                                             2,500          134,437
Stmicroelectronics NV                                    1,000           24,330
Television Francaise                                     3,700           99,063
Vivendi Universal                                       14,700          317,646
                                                                    -----------
                                                                      3,275,821
                                                                    -----------

Germany (4.0%)
Bayerische Motoren Werke A                               5,400          219,241
Daimler Chrysler AG                                     10,700          519,276
Deutsche Telekom AG                                      4,500           42,220
Epcos AG (a)                                             3,700          120,951
Infineon Technologies AG (a)                             5,600           88,378
Metro AG                                                 7,500          230,727
Siemans                                                  3,950          237,103
Thyssen Krupp                                           15,900          240,252
                                                                    -----------
                                                                      1,698,148
                                                                    -----------

Greece (0.5%)
Hellenic Telecommunications                             13,800          218,061
                                                                    -----------

Hong Kong (4.0%)
Cheung Kong                                             48,000          400,003
Hang Lung Properties Ltd.                               75,000           85,575
Hang Seng Bank                                          15,000          160,578
Hong Kong Land Holdings Ltd.                            50,000           80,500
Hutchison Whampoa                                       40,000          298,720
Johnson Electric Holdings                              158,000          187,372
Li & Fung Ltd.                                          94,000          126,543
Shangri-La Asia Ltd.                                   146,000          121,662
Swire Pacific Ltd.                                      41,000          209,731
                                                                    -----------
                                                                      1,670,684
                                                                    -----------

Ireland (2.2%)
Allied Irish Banks PLC                                  26,600          353,333
CRH PLC                                                 21,425          349,127
Elan Corp. PLC                                           2,500           13,800
Irish Permanent PLC                                     13,500          193,042
                                                                    -----------
                                                                        909,302
                                                                    -----------

Italy (1.6%)
Assicurazione Generali SpA                              10,500          248,874
ENI SpA                                                 27,000          429,308
                                                                    -----------
                                                                        678,182
                                                                    -----------

Japan (23.7%)
ACOM Co. Ltd. (b)                                        2,100          143,493
ACOM Co. Ltd.                                            1,800          122,993
Advantest Corp.                                          6,500          404,555
Aeon Co.                                                15,000          400,467
Aiful Corp.                                              2,055          134,760
Canon Inc.                                               3,000          113,382
Chubu Electric Power Co.                                 4,800           84,299
Chugai Pharm Co.                                         9,000          107,676
Daiwa Securities                                        25,000          162,065
Fuji Soft ABC Inc.                                       2,400           96,713
Fuji Television Network Inc.                                18          104,071
Hirose Electronics Co. Ltd.                              1,300          113,341
Hitachi Ltd.                                            27,000          174,579
Honda Motor Co. Ltd.                                     2,000           81,095
Hoya Corp.                                               3,000          218,254
Japan Airlines (a)                                      48,000          135,360
Japan Telecom Co. Ltd.                                      25           71,542

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

                                                     Shares            Value
                                                  ------------      -----------
Common Stocks (Cont.)

Japan (Cont.)
Keyence Corp.                                              700      $   148,281
Mitsubishi Estate Co. Ltd.                              27,000          220,757
Mitsubishi Heavy                                        42,000          127,197
Mitsubishi Motor Corp.                                  40,000          106,124
Mitsui Fudosan                                          32,000          282,998
Mitsui Marine & Fire Insurance                          75,830          408,064
Murata Manufacturing Co. Ltd.                            2,500          160,604
NEC Corp.                                               37,000          257,450
Nikko Securities Co.                                    42,000          211,999
Nikon Corp.                                             20,000          221,424
Nintendo Corp. Ltd.                                      4,000          589,020
Nippon Telegraph and Telephone Corp.                        18           74,036
Nissan Motors                                           65,000          450,105
Nomura Holdings Securities Co. Ltd.                     15,000          220,257
NTT Docomo                                                 218          536,543
Orix Corp.                                               1,700          137,152
Promise Co. Ltd.                                         3,100          156,216
Rohm Co.                                                 2,500          373,144
Sekisui House Ltd.                                      22,000          161,704
Shin-Etsu Chemical Co.                                   5,100          219,131
Shionogi & Co. Ltd.                                      7,000           89,296
Sony Corp.                                               9,300          491,148
Suzuki Motor Corp.                                      17,000          209,770
Takeda Chemical Industries Ltd.                          2,000           87,769
TDK Corp.                                                3,000          141,665
Tokyo Electric Power Co. Inc.                            4,700           96,659
Tokyo Electron Ltd.                                      6,400          417,020
Tokyu Corp.                                             48,000          185,818
Toray Industries                                        61,000          163,364
UFJ Holdings                                                13           31,453
Ushio Inc.                                               8,000           95,044
Yamanouchi Pharmaceutical                                3,000           77,841
Yamato Transport Co. Ltd.                                6,000          109,378
                                                                    -----------
                                                                      9,927,076
                                                                    -----------
Netherlands (8.9%)
ABN Amro Holdings                                       12,480          226,661
Aegon NV                                                34,699          723,408
ASM Lithography Holding NV (a)                          16,500          261,215
Hagemeyer NV                                            12,500          172,829
Heineken NV                                             17,250          757,082
ING Group                                                5,900          151,497
Koninklije Philips Electric NV                             200            5,516
Numico NV                                                2,300           51,585
Philips Electronics NV                                  12,300          343,407
Royal KPN NV (a)                                        19,500           91,283
Royal Dutch Petroleum Co.                               13,000          724,105
Royal Dutch Petroleum Co. ADR                            1,000           54,990
VNU NV                                                   5,664          157,408
                                                                    -----------
                                                                      3,720,986
                                                                    -----------

Norway (1.3%)
Norsk Hydro ASA                                          4,000          190,824
Norske Skogindustrier Class A                            4,400           82,086
Statoil ASA                                             30,500          272,310
                                                                    -----------
                                                                        545,220
                                                                    -----------

Portugal (0.2%)
Portugal Telecom SA                                     11,730           82,829
                                                                    -----------

Singapore (2.6%)
DBS Group Holdings (b)                                  52,000          364,964
Singapore Airlines (a)                                  21,000          153,331
Singapore Telecom Ltd. (b)                             499,000          386,925
Singapore Telecom Ltd.                                  45,200           35,048
United Overseas Bank                                    21,000          150,954
                                                                    -----------
                                                                      1,091,222
                                                                    -----------

Spain (1.8%)
Banco Bilbao Vizcaya Argenta                            27,800          314,362
Inditex (a)                                             12,800          270,270
Telefonica SA (a)                                       18,918          158,809
                                                                    -----------
                                                                        743,441
                                                                    -----------

Sweden (1.4%)
ASSA Abloy AB Class B                                   12,600          177,543
Ericsson AB Class B (a)                                 48,900           73,956
Forenings Sparbanken Class A                            16,100          204,087
Svenska Handelbanken                                     8,000          122,301
                                                                    -----------
                                                                        577,887
                                                                    -----------

Switzerland (9.6%)
CIE Fincanc Richemont Units                             15,543          353,522
Credit Suisse Group (a)                                  4,797          152,299
HOLCIM Ltd.                                              2,133          489,447
Nestle SA                                                2,143          499,662
Novartis AG                                             14,729          647,749
Roche Holding AG                                         3,097          234,109
ST Microelectronics NV                                   8,700          216,950
Swiss Reinsurance                                        9,106          890,255
Swisscom AG                                              1,125          327,314
UBS AG (a)                                               4,500          226,323
                                                                    -----------
                                                                      4,037,630
                                                                    -----------

United Kingdom (16.7%)
ARM Holdings (a)                                        35,400           78,779
Astrazenca PLC                                          39,900        1,658,440
BAE Systems PLC                                         43,600          222,630
Barclays PLC                                            12,800          107,698
BG Group PLC                                            34,700          151,004
BOC Group PLC                                            7,100          110,278
Brambles Industries PLC                                 24,000          120,082
Centrica PLC                                            28,400           87,875

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

                                                     Shares            Value
                                                  ------------      -----------
Common Stocks (Cont.)

United Kingdom (Cont.)
Compass Group PLC                                       22,300      $   135,283
GlaxoSmithKline PLC                                      4,500           97,263
HBOS PLC                                                 7,000           75,755
Lloyds TSB Group PLC                                    22,200          220,965
Marks & Spencer Group PLC                               21,047          119,581
National Grid Group PLC (a)                             20,000          142,060
Pearson PLC                                             22,000          218,805
Prudential PLC                                          28,600          261,561
Reuters Group PLC                                       18,000           95,479
Royal Bank of Scotland Group PLC                        23,300          660,581
Shire Pharmaceuticals Group                              7,000           61,885
Smiths Group PLC                                        31,800          412,974
Standard Chartered PLC                                  16,800          179,253
Unilever PLC                                            50,200          457,573
Vodafone Group PLC                                     892,700        1,224,606
Xstrata PLC                                              6,500           84,165
                                                                    -----------
                                                                      6,984,575
                                                                    -----------

United States (0.8%)
Thompson Corp.                                          10,300          323,174
                                                                    -----------

Total Common Stocks
(cost $49,981,915)                                                   40,119,620
                                                                    -----------

Preferred Stocks (0.2%)

Bermuda (0.2%)
Sanwa International Fin Berm                        30,000,000           95,737
                                                                    -----------

Total Preferred Stocks
(cost $276,269)                                                          95,737
                                                                    -----------

                                                   Principal
                                                     amount            Value
                                                  ------------      -----------
Foreign Corporate Bonds (0.1%)

Luxembourg (0.1%)
Hellenic Exchange Finance Reg
2.000%, 08/02/2005                                $     37,000      $    39,591
                                                                    -----------
Total Foreign Corporate Bonds
(cost $35,868)                                                           39,591
                                                                    -----------

                                                   Principal
                                                     amount            Value
                                                  ------------      -----------
Repurchase Agreement (3.7%)
IBT Repurchase Agreement (c)
   1.25% to be repurchased at
   $1,545,011 on 07/01/2002                          1,544,850        1,544,850
                                                                    -----------

Total Repurchase Agreement

TOTAL INVESTMENTS (99.7%)
(cost $51,838,902)                                                   41,799,798

CASH AND OTHER ASSETS, NET OF LIABILITIES
(0.3%)                                                                  108,209
                                                                    -----------
NET ASSETS (100.0%)                                                 $41,908,007
                                                                    ===========


INTERNATIONAL FUND INDUSTRY CLASSES

          Industry                                   Value               %
---------------------------------------------     ------------      -----------
Consumer Goods & Services                            5,677,014         13.6
Machinery, Manufacturing, & Construction             5,206,755         12.4
Communications                                       4,944,506         11.8
Real Estate & Other Financial                        4,760,948         11.4
Health Care                                          4,366,850         10.4
Banks                                                3,861,802          9.2
Transportation                                       3,105,048          7.4
Retail                                               2,823,297          6.7
Mining & Refining                                    2,270,574          5.4
Agriculture, Foods, & Beverage                       2,189,520          5.2
Chemicals                                              590,983          1.4
Utilities & Energy                                     418,061          1.0
                                                  ------------        -----
Total Stocks                                        40,215,357         95.9
Foreign Corporate Bonds                                 39,591          0.1
Repurchase Agreement                                 1,544,850          3.7
                                                  ------------        -----
Total Investments                                   41,799,798         99.7
Cash and Other Assets, net of Liabilities              108,209          0.3
                                                  ------------        -----
Net Assets                                        $ 41,908,007        100.0
                                                  ============        =====

(a)    Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $895,576 or 2.14% of net assets.

(C) Repurchase agreement is fully collaterized by U.S. Treasury or Government Agency Securities.

At June 30, 2002, net unrealized depreciation of $10,068,123 consisted of gross unrealized appreciation of $2,019,807 and gross unrealized depreciation of $12,087,930 based on cost of $51,867,921 for federal income tax purposes.

Approximately 30.4% of the investment securities are denoninated in the Euro, followed by 24.0% in the Japanese Yen, 12.3% in the British Pounds, 8.3% in the Swiss Franc, 7.5% in the United States Dollar, 5.4% in the Swedish Krone 3.9% in the Austrian Dollar and 3.8% in the Hong Kong Dollar. The remaining investment securities, representing 4.4% of total investments, are denominated in three currencies, each of which represents less than 1.7% of total investments.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                  (Unaudited)

                                                        Shares        Value
                                                    -------------   -----------
Common Stocks (99.8%)

Financial Services (99.8%)
State Farm Mutual Fund Trust Bond Fund
   Instutional Shares (40.6%)                         2,727,654     $ 28,231,214
State Farm Mutual Fund Trust Equity
   Fund Institutional Shares (59.2%)                  5,888,555       41,219,886
                                                                    ------------
                                                                      69,451,100
                                                                    ------------
Total Common Stocks
(cost $79,269,368)                                                    69,451,100
                                                                    ------------
                                                    Shares or
                                                    principal
                                                      amount           Value
                                                    -----------     ------------
Short-term Investments (0.1%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                           88,292     $     88,292
                                                                    ------------
Total Short-term Investments
(cost $88,292)                                                            88,292
                                                                    ------------
TOTAL INVESTMENTS (99.9%)
(cost $79,357,660)                                                    69,539,392

OTHER ASSETS, NET OF LIABILITIES (0.1%)                                   33,037
                                                                    ------------
                                                                    $ 69,572,429
NET ASSETS (100.0%)                                                 ============

At June 30, 2002, net unrealized depreciation of $9,818,268 consisted of gross unrealized appreciation of $648,431 and gross unrealized depreciation of $10,466,699 based on cost of $79,357,660 for federal income tax purposes.

                See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                            June 30, 2002 (Unaudited)

                                         Principal
                                           amount         Value
                                        -----------   ------------
Corporate Bonds (33.9%)

Aerospace/Defense (0.7%)
Lockheed Martin Corp.
7.700%, 06/15/2008                      $   500,000   $    553,527
                                                      ------------

Agriculture, Foods, & Beverage (1.9%)
ConAgra Inc.
7.875%, 09/15/2010                          500,000        561,331
Kellogg Co.
6.600%, 04/01/2011                          500,000        524,280
General Mills Inc.
6.000%, 02/15/2012                          500,000        495,293
                                                      ------------
                                                         1,580,904
                                                      ------------

Automotive (1.8%)
Daimler Chrysler North America
6.400%, 05/15/2006                          500,000        519,130
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011                          500,000        461,098
Ford Motor Co.
7.450%, 07/16/2031                          500,000        465,424
                                                      ------------
                                                         1,445,652
                                                      ------------

Banks (0.7%)
Wells Fargo & Co.
7.250%, 08/24/2005                          500,000        544,617
                                                      ------------

Building Materials & Construction (0.6%)
Masco Corp.
6.750%, 03/15/2006                          500,000        529,344
                                                      ------------

Chemicals (1.9%)
Rohm & Haas Co.
6.950%, 07/15/2004                          500,000        530,663
PPG Industries Inc.
7.400%, 08/15/2019                          500,000        486,264
The Dow Chemical Co.
7.375%, 11/01/2029                          500,000        527,683
                                                      ------------
                                                         1,544,610
                                                      ------------

Computers (0.7%)
Hewlett-Packard Co.
7.150%, 06/15/2005                          500,000        531,223
                                                      ------------
Consumer & Marketing (2.4%)
The Procter & Gamble Co.
4.000%, 04/30/2005                          500,000        504,555
The Gillette Co. (a)
4.000%, 06/30/2005                          500,000        504,856
Kimberly Clark Corp.
6.250%, 07/15/2018                                         992,978
                                                      ------------
                                                         2,002,389
                                                      ------------

Electronic/Electrical Mfg. (0.6%)
Raytheon Co.
6.550%, 03/15/2010                          500,000        516,453
                                                      ------------

Financial Services (3.9%)
Household Finance Corp.
8.000%, 05/09/2005                          500,000        538,584
Morgan Stanley Dean Witter & Co.
7.750%, 06/15/2005                          500,000        548,704
General Electric Capital Corp. (a)
6.800%, 11/01/2005                          500,000        539,455
Caterpillar Financial Services Corp.
5.950%, 05/01/2006                          500,000        523,736
Citigroup Inc.
7.250%, 10/01/2010                          500,000        544,246
General Motors Acceptance Corp.
6.875%, 09/15/2011                          500,000        496,409
                                                      ------------
                                                         3,191,134
                                                      ------------

Forest Products (1.8%)
Westvaco Corp.
6.850%, 11/15/2004                          375,000        395,363
International Paper Co.
6.750%, 09/01/2011                          500,000        520,719
Willamette Industries Inc.
9.000%, 10/01/2021                          500,000        580,019
                                                      ------------
                                                         1,496,101
                                                      ------------

Health Care (1.9%)
Pfizer Inc.
3.625%, 11/01/2004                          500,000        503,217
Merck & Co. Inc.
4.125%, 01/18/2005                          500,000        507,499
Abbott Laboratories
6.400%, 12/01/2006                          500,000        535,537
                                                      ------------
                                                         1,546,253
                                                      ------------

Machinery & Manufacturing (0.7%)
Deere & Co.
7.850%, 05/15/2010                          500,000        561,561
                                                      ------------

Media & Broadcasting (1.4%)
The Walt Disney Co.
5.500%, 12/29/2006                          500,000        506,229
Knight-Ridder Inc.
9.875%, 04/15/2009                          500,000        616,270
                                                      ------------
                                                         1,122,499
                                                      ------------

Oil & Gas (1.4%)
Enron Corp. (b)
6.400%, 07/15/2006                          500,000         65,000
Phillips Petroleum Co.
8.750%, 05/25/2010                          500,000        593,711

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                               Principal
                                                 amount           Value
                                             ------------     ------------
Corporate Bonds (Cont.)

Oil & Gas (Cont.)
Marathon Oil Corp.
6.125%, 03/15/2012                            $   500,000     $    497,589
                                                              ------------
                                                                 1,156,300
                                                              ------------
Retailers (1.3%)
Target Corp.
7.500%, 02/15/2005                                500,000          546,240
Albertsons Inc.
7.500%, 02/15/2011                                500,000          545,278
                                                              ------------
                                                                 1,091,518
                                                              ------------
Telecom & Telecom Equipment (5.4%)
Sprint Capital Corp.
5.875%, 05/01/2004                                500,000          433,124
Motorola Inc.
6.750%, 02/01/2006                                500,000          485,286
AT&T Corp. (a)
6.500%, 11/15/2006                                500,000          440,000
Cingular Wireless (a)
5.625%, 12/15/2006                                500,000          480,329
GTE North Inc.
5.650%, 11/15/2008                                500,000          487,641
Vodafone Group PLC
7.750%, 02/15/2010                                500,000          531,632
Deutsche Telekom International Financial
8.500%, 06/15/2010                                500,000          497,830
WorldCom Inc. (c)
7.500%, 05/15/2011                                500,000           75,000
Telstra Corp. Ltd.
6.375%, 04/01/2012                                500,000          510,851
Alltel Corp.
7.000%, 07/01/2012                                500,000          498,890
                                                              ------------
                                                                 4,440,583
                                                              ------------
Utilities & Energy (4.8%)
Dominion Resources Inc.
7.625%, 07/15/2005                                500,000          542,120
Duke Energy Field Services
7.500%, 08/16/2005                                500,000          531,705
Progress Energy Inc.
6.750%, 03/01/2006                                505,000          530,572
Alabama Power Co.
7.125%, 10/01/2007                                300,000          325,961
Puget Sound Energy Inc.
7.690%, 02/01/2011                                500,000          527,551
Reliant Energy
7.750%, 02/15/2011                                500,000          427,463
Oncor Electric Delivery (a)
6.375%, 05/01/2012                                500,000          513,726
Tampa Electric Co.
6.875%, 06/15/2012                                500,000          516,145
                                                              ------------
                                                                 3,915,243
                                                              ------------
Total Corporate Bonds
(cost $27,772,533)                                              27,769,911
                                                              ------------

Foreign Government Bonds (0.6%)

Province of Ontario
5.500%, 10/01/2008                                500,000          518,925

Total Foreign Government Bonds
(cost $468,294)                                                    518,925
                                                              ------------

Government Agency Securities (38.3%)

Agency Notes & Bonds (9.0%)
Federal Home Loan Mortgage Corp.
5.750%, 07/15/2003                                750,000          777,787
3.250%, 11/15/2004                                900,000          900,369
7.000%, 07/15/2005                              1,000,000        1,095,048
6.625%, 09/15/2009                              1,000,000        1,096,860
Federal National Mortgage Association
6.750%, 08/15/2002                                750,000          754,381
5.500%, 02/15/2006                                500,000          524,944
6.625%, 10/15/2007                                500,000          548,723
6.625%, 11/15/2010                              1,000,000        1,088,320
7.125%, 01/15/2030                                500,000          559,905
                                                              ------------
                                                                 7,346,337
                                                              ------------
Mortgage-Backed Securities (29.3%)
Federal Home Loan Mortgage Corp.
6.000%, 11/01/2028                              1,162,705        1,170,290
6.500%, 06/01/2029                              1,468,912        1,503,176
7.500%, 12/01/2030                                156,826          164,829
7.000%, 07/01/2031                                433,065          449,050
6.500%, 09/01/2031                                457,671          467,579
Federal National Mortgage Association
6.000%, 09/01/2013                              2,161,612        2,225,004
5.500%, 12/01/2016                                578,187          579,522
5.500%, 01/01/2017                                485,797          486,918
6.500%, 01/01/2017                                470,513          488,199
6.000%, 04/01/2017                                492,167          502,564
7.500%, 09/01/2029                              1,029,168        1,081,016
8.000%, 03/01/2030                                399,872          424,649

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

                                         Principal
                                          amount         Value
                                        -----------   ------------

Government Agency Securities (Cont.)

Mortgage-Backed Securities (Cont.)
6.500%, 05/01/2030                      $ 1,412,716   $  1,444,834
7.000%, 08/01/2030                          983,887      1,020,088
6.500%, 08/01/2031                          461,872        471,613
7.000%, 08/01/2031                          805,561        835,189
6.500%, 10/01/2031                          932,954        952,630
6.000%, 11/01/2031                          744,178        743,301
6.000%, 03/01/2032                          497,752        497,165
6.500%, 03/01/2032                          488,342        498,641
6.000%, 05/01/2032                          598,468        597,650
Government National Mortgage
   Association
6.000%, 05/15/2017                          996,385      1,023,537
6.500%, 06/15/2028                        1,282,227      1,314,957
6.000%, 11/15/2028                          742,458        746,894
6.500%, 03/15/2029                        1,284,434      1,316,040
7.000%, 06/15/2029                        1,279,349      1,331,392
7.500%, 08/20/2030                          728,988        767,262
6.500%, 11/15/2031                          432,479        442,148
6.000%, 01/15/2032                          497,229        497,628
                                                      ------------
                                                        24,043,765
                                                      ------------
Total Government Agency Securities
(cost $30,298,311)                                      31,390,102
                                                      ------------

                                         Principal
                                          amount         Value
                                        -----------   ------------

U.S. Treasury Obligations (20.4%)

U.S. Treasury Bonds
7.500%, 11/15/2016                        1,500,000      1,805,166
8.125%, 08/15/2019                          750,000        960,672
6.875%, 08/15/2025                        1,000,000      1,152,535

U.S. Treasury Notes
7.250%, 05/15/2004                        3,000,000      3,244,863
4.625%, 05/15/2006                        1,000,000      1,030,000
6.500%, 10/15/2006                        3,000,000      3,302,598
6.125%, 08/15/2007                        1,750,000      1,907,401
5.625%, 05/15/2008                        1,000,000      1,067,344
6.000%, 08/15/2009                        1,100,000      1,194,918
5.750%, 08/15/2010                        1,000,000      1,069,688
                                                      ------------
Total U.S. Treasury Obligations
(cost $16,154,793)                                      16,735,185
                                                      ------------

                                         Shares or
                                         principal
                                          amount         Value
                                        -----------   ------------

Short-term Investments (5.3%)
JP Morgan Vista Treasury Plus Money
   Market Fund                            3,305,432   $  3,305,432
New Center Asset Trust, 1.780%,
   July, 2002                             1,000,000        999,456
                                                      ------------
Total Short-term Investments
(cost $4,304,888)                                        4,304,888
                                                      ------------
TOTAL INVESTMENTS (98.5%)
(cost $78,998,819)                                      80,719,011

OTHER ASSETS, NET OF LIABILITIES (1.5%)                  1,181,065
                                                      ------------
NET ASSETS (100.0%)                                   $ 81,900,076
                                                      ============


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $2,478,366 or 3.0% of net assets.

(b) Enron Corp. filed Chapter 11 bankruptcy on December 2, 2001, and is not expected to pay its next scheduled interest payment.

(c) WorldCom Inc. filed Chapter 11 bankruptcy on July 21, 2002, and is not expected to pay its next scheduled interest payment.

At June 30, 2002, net unrealized apppreciation of $1,720,192 consisted of gross unrealized appreciation of $2,829,074 and gross unrealized depreciation of $1,108,882 based on cost of $78,998,819 for federal income tax purposes.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                  (Unaudited)

                                                                                               Rating
                                                                        Coupon     Maturity   (Moody's    Principal
                                                                         rate        date      or S&P)     amount         Value
                                                                        ------    ----------  --------   -----------   -----------
Long-term Municipal Bonds (96.7%)

California (4.2%)
 Department of Water and Power of the City of Los Angeles,
  California, Power System Revenue Bonds, 2001 Series A,
  Subseries A-1                                                         5.250%    07/01/2015     Aa3     $ 1,500,000   $ 1,586,280
 State of California, Various Purpose General Obligation
  Bonds                                                                 5.000%    02/01/2019     A1        1,000,000     1,004,000
                                                                                                                       -----------
                                                                                                                         2,590,280
                                                                                                                       -----------
Colorado (3.1%)
 Adams County, School District, No. 12, Colorado, General
  Obligation Bonds, Series 2001A                                        5.400%    12/15/2014     Aaa         440,000       467,104
 Arapahoe County Water & Wastewater Public Improvement
  District, (Arapahoe County, Colorado) General Obligation
  Bonds, Series 2002A                                                   5.750%    12/01/2018     Aaa       1,320,000     1,440,463
                                                                                                                       -----------
                                                                                                                         1,907,567
                                                                                                                       -----------
Georgia (3.6%)
 Dekalb County, Georgia, Water & Sewerage Revenue Bonds,
  Series 2000                                                           5.500%    10/01/2014     Aa2       2,000,000     2,189,700
                                                                                                                       -----------
Illinois (1.8%)
 State of Illinois, General Obligation Bonds, First Series
  of December 2000                                                      5.750%    12/01/2017     Aaa       1,000,000     1,077,450
                                                                                                                       -----------
Kansas (7.8%)
 State of Kansas, Department of Transportation, Highway
  Revenue Bonds, Series 2000A                                           5.750%    09/01/2013     Aa2       2,300,000     2,549,550
 Johnson County, Kansas, Unified School District # 229,
  Series A (Prerefunded to 10-01-2008 @ 100)                            5.500%    10/01/2016     Aa1       2,000,000     2,230,820
                                                                                                                       -----------
                                                                                                                         4,780,370
                                                                                                                       -----------
Louisiana (1.6%)
 State of Louisiana, General Obligation Bonds, Series
  2000-A                                                                5.000%    11/15/2019     Aaa       1,000,000     1,009,590
                                                                                                                       -----------
Michigan (7.7%)
 Forest Hills Public Schools, County of Kent, State of
  Michigan, 2000 School Building and Site Bonds (General
  Obligation - Unlimited Tax)                                           5.250%    05/01/2019     Aa2       2,575,000     2,644,782
 State of Michigan, General Obligation Bonds, Environmental
  Protection Program, Series 2000                                       5.250%    11/01/2020     Aaa       1,985,000     2,040,362
                                                                                                                       -----------
                                                                                                                         4,685,144
                                                                                                                       -----------
Minnesota (4.3%)
 Independent School District Number 181 (Brainerd),
  Minnesota, General Obligation School Building Bonds,
  Series 2002A                                                          5.375%    02/01/2019     Aaa       2,500,000     2,628,950
                                                                                                                       -----------
Mississippi (4.4%)
 State of Mississippi, General Obligation Bonds, Capital
  Improvements Issue, Series 2000 (Prerefunded to
  11/01/2010 @ 100)                                                     5.500%    11/01/2015     Aa3       2,400,000     2,685,168
                                                                                                                       -----------
Missouri (8.5%)
 State Environmental Improvement and Energy Resources
  Authority, (State of Missouri), Water Pollution Control and
  Drinking Water Revenue Bonds, (State Revolving Funds
  Programs-Master Trust), Series 2000B                                  5.625%    07/01/2016     Aaa       2,415,000     2,617,981
 Missouri Highways and Transportation Commission, State Road
  Bonds, Series A 2000                                                  5.000%    02/01/2017     Aa2       2,500,000     2,561,650
                                                                                                                       -----------
                                                                                                                         5,179,631
                                                                                                                       -----------

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

                                                                                               Rating
                                                                        Coupon     Maturity   (Moody's    Principal
                                                                         rate        date      or S&P)     amount         Value
                                                                        ------    ----------  --------   -----------   ------------
Long-term Municipal Bonds (Cont.)

North Carolina (1.7%)
 City of Winston-Salem, North Carolina, Water and Sewer
  System Revenue and Revenue Refunding Bonds, Series 2001               5.000%    06/01/2018     Aa2     $ 1,000,000   $  1,020,670
                                                                                                                       ------------
Ohio (10.3%)
 City of Columbus, Ohio, General Obligation Bonds, Various
  Purpose Unlimited Tax Bonds, Series 2000-1                            5.500%    11/15/2014     Aaa       2,400,000      2,626,680
 City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds,
  Series J, 2001                                                        5.375%    01/01/2016     Aaa       1,000,000      1,068,150
 State of Ohio, Full Faith and Credit General Obligation
  Infrastructure Improvement Bonds, Series 2000                         5.750%    02/01/2016     Aa1       2,400,000      2,613,456
                                                                                                                       ------------
                                                                                                                          6,308,286
                                                                                                                       ------------
Oregon (6.0%)
 Eagle Point School District No. 9, Jackson County, Oregon,
  General Obligation Bonds, Series 2000                                 5.625%    06/15/2017     Aa2       1,500,000      1,613,265
 Reynolds School District No. 7, Multnomah County, Oregon,
  General Obligation Bonds, Series 2000                                 5.000%    06/15/2018     Aa2       2,000,000      2,035,020
                                                                                                                       ------------
                                                                                                                          3,648,285
                                                                                                                       ------------
Tennessee (10.4%)
 Tennessee State School Bonds Authority, Higher Educational
  Facilities Second Program Bonds, Series A                             5.400%    05/01/2013     Aa3       2,440,000      2,633,785
 City of Memphis, Tennessee, General Improvement Refunding
  Bonds, Series 2001                                                    5.000%    11/01/2016     Aa2       1,100,000      1,159,488
 Williamson County, Tennessee, General Obligation Public
  Improvement Bonds, Series 2000 (ULT)                                  5.400%    03/01/2020     Aa1       2,500,000      2,587,050
                                                                                                                       ------------
                                                                                                                          6,380,323
                                                                                                                       ------------
Texas (17.1%)
 City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall
  Counties), Waterworks and Sewer System Revenue Refunding
  Bonds, Series 2000                                                    5.500%    10/01/2013     Aa2       2,400,000      2,605,392
 City of San Antonio, Texas, Electric and Gas Systems Revenue
  Bonds, New Series 2000A                                               5.750%    02/01/2015     Aa1       2,400,000      2,608,608
 Plano Independent School District, (Collin County, Texas),
  School Building Unlimited Tax Bonds, Series 2000                      5.125%    02/15/2016     Aaa       2,500,000      2,581,400
 Fort Bend Independent School District, (Fort Bend County,
  Texas), Unlimited Tax School Building Bonds, Series 2000              5.250%    08/15/2017     Aaa       2,550,000      2,647,384
                                                                                                                       ------------
                                                                                                                         10,442,784
                                                                                                                       ------------
Wisconsin (4.2%)
 State of Wisconsin, General Obligation Bonds of 2000, Series D         5.300%    05/01/2018     Aa3       2,500,000      2,591,250
                                                                                                                       ------------
Total Long-term Municipal Bonds
 (cost $56,221,080)                                                                                                      59,125,448
                                                                                                                       ------------

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                                                    Rating
                                                                                Coupon   Maturity  (Moody's   Principal
                                                                                 rate      date     or S&P)     amount      Value
                                                                                ------   --------  --------   ---------  -----------
Short-term Municipal Bonds (0.2%)

Hawaii (0.2%)
   City and County of Honolulu, Hawaii, General Obligation Bonds, Series 2000A  1.200%  01/01/2016    Aaa       100,000      100,000
                                                                                                                         -----------

Total Short-term Municipal Bonds
   (cost $100,000)                                                                                                           100,000
                                                                                                                         -----------

                                                                                                              Shares or
                                                                                                              principal
                                                                                                                amount      Value
                                                                                                              ---------  -----------
Short-term Investments (2.1%)
   JP Morgan Vista Treasury Plus Money Market Fund                                                            1,303,784    1,303,784

Total Short-term Investments
   (cost $1,303,784)                                                                                                       1,303,784
                                                                                                                         -----------
TOTAL INVESTMENTS (99.0%)
   (cost $57,624,864)                                                                                                     60,529,232

OTHER ASSETS, NET OF LIABILITIES (1.0%)                                                                                      642,133
                                                                                                                         -----------
NET ASSETS (100.0%)                                                                                                      $61,171,365
                                                                                                                         ===========

At June 30, 2002, net unrealized appreciation of $2,904,368 consisted of gross unrealized appreciation of $2,904,368 and gross unrealized depreciation of $0 based on cost of $57,624,864 for federal income tax purposes.

Total Municipal Bonds consisted of 61.5% long-term General Obligation Bonds, 30.0% long-term Municipal Revenue Bonds, 8.3% long-term Advanced Refund Bonds, and 0.2% short-term General Obligation Bonds.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                             Shares or
                                             principal
                                               amount           Value
                                            -----------      -----------

Short-term Investments (101.5%)

Agriculture, Foods, & Beverage (4.1%)
Coca-Cola
1.740%, 08/12/2002                          $ 1,000,000      $   997,871
                                                             -----------
Automotive (8.6%)
New Center Asset Trust
1.790%, 07/22/2002                            1,000,000          998,854
FCAR Owner Trust Series I
1.780%, 08/19/2002                            1,085,000        1,082,261
                                                             -----------
                                                               2,081,115
                                                             -----------
Banks (4.7%)
Wells Fargo Financial
1.760%, 09/23/2002                            1,155,000        1,150,143
                                                             -----------

Chemicals (1.2%)
EI du Pont de Nemours and Co.
1.730%, 08/09/2002                              300,000          299,408
                                                             -----------
Computers (4.1%)
International Business Machines Corp.
1.700%, 07/15/2002                            1,000,000          999,243
                                                             -----------
Financial Services (21.1%)
Toyota Motor Credit Corp.
1.730%, 07/26/2002                            1,000,000          998,702
Citicorp
1.770%, 08/14/2002                            1,085,000        1,082,544
General Electric Capital Corp.
1.800%, 08/22/2002                            1,000,000          997,295
Household Finance Corp.
1.790%, 09/05/2002                            1,075,000        1,071,361
Caterpillar Financial Services Corp.
1.750%, 09/19/2002                            1,000,000          996,012
                                                             -----------
                                                               5,145,914
                                                             -----------
Health Care (7.8%)
Pfizer Inc. (a)
1.730%, 07/03/2002                              900,000          899,827
Abbott Laboratories (a)
1.730%, 08/01/2002                            1,000,000          998,412
                                                             -----------
                                                               1,898,239
                                                             -----------
Oil & Gas (3.7%)
ChevronTexaco Corp.
1.740%, 07/09/2002                              900,000          899,564
                                                             -----------

Regulated Investment Companies (4.0%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                  977,703          977,703
                                                             -----------
U.S. Government (42.2%)
Federal National Mortgage
Association
1.760%, 07/17/2002                            2,690,000        2,687,628
1.760%, 07/24/2002                            1,000,000          998,774
1.760%, 07/31/2002                            1,250,000        1,248,039
1.780%, 09/11/2002                              500,000          498,170
1.730%, 09/25/2002                              734,000          730,896
Federal Home Loan Mortgage Corp.
1.720%, 08/21/2002                            2,436,000        2,429,829
1.710%, 08/30/2002                            1,250,000        1,246,318
1.770%, 09/25/2002                              450,000          448,053
                                                             -----------
                                                              10,287,707
                                                             -----------
Total Short-term Investments
(cost $24,736,907)                                            24,736,907
                                                             -----------

TOTAL INVESTMENTS (101.5%)
(cost $24,736,907)                                            24,736,907

LIABILITIES, NET OF OTHER ASSETS (-1.5%)                        (375,378)
                                                             -----------
NET ASSETS (100.0%)                                          $24,361,529
                                                             ===========

(a) Securities exempt from registration under Section4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $1,898,239 or 7.8% of net assets.

At June 30, 2002, the aggregate cost for federal income tax purposes was $24,736,907.

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2002
                                   (Unaudited)

                                                                         Equity         Small Cap    International
                                                                          Fund         Equity Fund    Equity Fund
                                                                      ------------     -----------    -----------
Assets
   Investments in securities

     At identified cost                                               $ 90,764,774      60,648,334      51,838,902
                                                                      ============     ===========    ============
     At value                                                         $ 76,672,080      53,245,719      41,799,798
     In Master Index Portfolios                                                 --              --              --
   Foreign currencies at value (cost $84,564)                                   --              --          92,356
   Receivable for:
     Dividends and interest                                                 74,948          31,977          81,933
     Shares of the Fund sold                                               165,368         101,855          20,391
     Securities sold                                                            --          50,591         165,897
     Expense cap reimbursement                                               5,403           6,805          54,601
     Variation margin                                                           --              --         140,214
   Prepaid expenses                                                          9,194           7,756           5,786
                                                                      ------------     -----------    ------------
     Total assets                                                       76,926,993      53,444,703      42,360,976
                                                                      ------------     -----------    ------------

Liabilities and Net Assets
   Payable for:
     Shares of the Fund redeemed                                             5,500           3,044              --
     Securities purchased                                                1,495,191         308,554         191,261
     Distribution Fees                                                      33,422          59,566          45,942
     Manager                                                               152,599         165,604         174,662
   Accrued liabilities                                                      18,651          20,523          41,104
                                                                      ------------     -----------    ------------
     Total Liabilities                                                   1,705,364         557,291         452,969
                                                                      ------------     -----------    ------------
   Net assets applicable to shares outstanding of common stock        $ 75,221,629      52,887,412      41,908,007
                                                                      ============     ===========    ============

Analysis of Net Assets
   Paid-in-capital                                                    $ 93,533,931      59,934,312      54,795,877
   Accumulated net realized gain (loss)                                 (4,424,231)        530,270      (3,091,924)
   Net unrealized appreciation (depreciation)                          (14,092,694)     (7,402,615)     (9,887,531)
   Undistributed (distributions in excess of) net investment income        204,623        (174,555)         91,585
                                                                      ------------     -----------    ------------
   Net assets applicable to shares outstanding                        $ 75,221,629      52,887,412      41,908,007
                                                                      ============     ===========    ============
Class A Shares:
   Fund shares outstanding                                               2,777,635       2,974,157       2,594,027
   Net assets applicable to shares outstanding                        $ 19,923,724      25,844,699      19,399,695
                                                                      ============     ===========    ============
   Net asset value                                                    $       7.17            8.69            7.48
                                                                      ============     ===========    ============
   Maximum offering price                                             $       7.39            8.96            7.71
                                                                      ============     ===========    ============
Class B Shares:
   Fund shares outstanding                                               1,863,327       2,774,763       2,643,758
   Net assets applicable to shares outstanding                        $ 13,272,687      23,974,828      19,654,383
                                                                      ============     ===========    ============
   Net asset value                                                    $       7.12            8.64            7.43
                                                                      ============     ===========    ============
Institutional Shares:
   Fund shares outstanding                                               6,006,806         354,067         383,110
   Net assets applicable to shares outstanding                        $ 42,025,218       3,067,885       2,853,929
                                                                      ============     ===========    ============
   Net asset value                                                    $       7.00            8.66            7.45
                                                                      ============     ===========    ============

                 See accompanying notes to financial statements.

     S&P 500       Small Cap    International    Equity and       Bond        Tax Advantaged     Money Market
   Index Fund     Index Fund     Index Fund      Bond Fund        Fund           Bond Fund           Fund
   ----------     ----------    -------------   -----------    -----------    --------------     ------------
            --             --              --    79,357,660     78,998,819        57,624,864       24,736,907
   ===========    ===========     ===========   ===========    ===========       ===========      ===========
            --             --              --    69,539,392     80,719,011        60,529,232       24,736,907
    77,316,351     62,621,149      44,100,647            --             --                --               --
            --             --              --            --             --                --               --

            --             --              --            --        943,891           757,131              891
       364,012        101,705          63,785       165,890        382,116            23,506          384,691
            --             --              --            --             --                --               --
        17,857         22,396          20,776         6,221          2,943             4,792            7,995
            --             --              --            --             --                --               --
         9,618          8,625           5,969         8,610          9,476             7,983            2,568
   -----------    -----------     -----------   -----------    -----------       -----------      -----------
    77,707,838     62,753,875      44,191,177    69,720,113     82,057,437        61,322,644       25,133,052
   -----------    -----------     -----------   -----------    -----------       -----------      -----------

        32,965         16,017             797        21,040         20,023             3,423          274,257
            --             --              --            --             --                --          448,031
        75,306         68,416          47,793        70,369         50,683            65,833           12,912
       109,697        114,649          79,680        42,952         71,902            71,605           28,212
        23,889         37,413          74,589        13,323         14,753            10,418            8,111
   -----------    -----------     -----------   -----------    -----------       -----------      -----------
       241,857        236,495         202,859       147,684        157,361           151,279          771,523
   -----------    -----------     -----------   -----------    -----------       -----------      -----------
    77,465,981     62,517,380      43,988,318    69,572,429     81,900,076        61,171,365       24,361,529
   ===========    ===========     ===========   ===========    ===========       ===========      ===========

    95,219,477     63,865,722      55,700,372    79,387,269     79,978,519        58,189,936       24,361,529
    (3,153,147)    (1,804,632)     (4,047,267)           --        201,365            77,061               --
   (14,784,610)       376,095      (8,084,750)   (9,818,268)     1,720,192         2,904,368               --
       184,261         80,195         419,963         3,428             --                --               --
   -----------    -----------     -----------   -----------    -----------       -----------      -----------
    77,465,981     62,517,380      43,988,318    69,572,429     81,900,076        61,171,365       24,361,529
   ===========    ===========     ===========   ===========    ===========       ===========      ===========

     5,492,266      3,164,582       2,663,586     4,721,462      3,036,276         3,049,850       18,304,452
    41,156,446     31,190,127      20,522,061    39,611,670     31,485,312        32,223,358       18,304,452
   ===========    ===========     ===========   ===========    ===========       ===========      ===========
          7.49           9.86            7.70          8.39          10.37             10.57             1.00
   ===========    ===========     ===========   ===========    ===========       ===========      ===========
          7.72          10.16            7.94          8.65          10.69             10.90               --
   ===========    ===========     ===========   ===========    ===========       ===========      ===========

     4,047,042      2,864,088       2,702,779     3,511,242      2,100,769         2,730,149        5,206,925
    30,244,217     28,142,864      20,764,587    29,445,900     21,784,413        28,846,025        5,206,925
   ===========    ===========     ===========   ===========    ===========       ===========      ===========
          7.47           9.83            7.68          8.39          10.37             10.57             1.00
   ===========    ===========     ===========   ===========    ===========       ===========      ===========

       807,920        322,686         350,322        61,427      2,764,939             9,652          850,152
     6,065,318      3,184,389       2,701,670       514,859     28,630,351           101,982          850,152
   ===========    ===========     ===========   ===========    ===========       ===========      ===========
          7.51           9.87            7.71          8.38          10.35             10.57             1.00
   ===========    ===========     ===========   ===========    ===========       ===========      ===========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                                           Equity
                                                                                                            Fund
                                                                                                -----------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 30, 2001                      2002           2001
-------------------------------------------------------------------------------                 ------------     ------------
Investment Income (a:)
   Dividends                                                                                    $      500,568        667,465
   Interest                                                                                             38,092         57,337
   Tax-exempt interest                                                                                      --             --
                                                                                                --------------   ------------
                                                                                                       538,660        724,802
   Less: foreign withholding taxes                                                                      11,844         11,791

     Portfolio expenses of Master Index Portfolios                                                          --             --
                                                                                                --------------   ------------
     Total investment income                                                                           526,816        713,011

Expenses:
   Investment advisory and management fees                                                             195,379        300,149
   Distribution fees                                                                                    60,208        197,747
   Transfer agent fees                                                                                  35,922        111,998
   Professional fees                                                                                    17,413         29,641
   Reports to shareowners                                                                                8,598         11,573
   Errors & omissions insurance                                                                          4,863          5,756
   Custodian fees                                                                                        3,043          3,440
   Security valuation fees                                                                               1,287          2,661
   Fidelity bond expense                                                                                   751          1,859
   Trustees' fees                                                                                          698          1,066
   ICI dues                                                                                                284            169
   Administration fees                                                                                      --             --
   Registration fees                                                                                     8,226         26,014
   Index license fees                                                                                       --             --
   Fund accounting expense                                                                                  --             --
                                                                                                --------------   ------------
     Total expenses                                                                                    336,672        692,073
     Less: expense reimbursement from Manager                                                           12,601         33,719
                                                                                                --------------   ------------
     Net expenses                                                                                      324,071        658,354
                                                                                                --------------   ------------

Net investment income                                                                                  202,745         54,657

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                                 (4,233,564)      (259,402)
   Net realized gain on forward foreign currency contracts                                                  --             --
   Net realized gain (loss) on foreign currency transactions                                            72,632             --
   Net realized gain (loss) on future contracts                                                             --             --
   Net unrealized gain (loss) on open futures contracts                                                     --             --
   Change in net unrealized appreciation or depreciation on investments and foreign
   currency transactions                                                                            (4,690,654)    (6,741,916)
                                                                                                --------------   ------------
Net realized and unrealized gain (loss) on investments                                              (8,851,586)    (7,001,318)
                                                                                                --------------   ------------
Net change in net assets resulting from operations                                              $   (8,648,841)    (6,946,661)
                                                                                                ==============   ============

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate income from its Master Index Portfolio.

                 See accompanying notes to financial statements.

         Small Cap                 International                      S&P 500                     Small Cap
        Equity Fund                 Equity Fund                     Index Fund                    Index Fund
--------------------------    --------------------------    --------------------------    ---------------------------
    2002          2001           2002           2001           2002           2001           2002            2001
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
    200,864        362,979        479,073        636,641        488,277        674,485        375,522         741,826
     38,254        103,771         10,855         82,934         34,027        105,378         75,449         141,318
         --             --             --             --             --             --             --              --
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
    239,118        466,750        489,928        719,575        522,304        779,863        450,971         883,144
        522            583         59,204         61,471          2,988          2,957             --              --

         --             --             --             --         31,103        101,595         67,055         124,808
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
    238,596        466,167        430,724        658,104        488,213        675,311        383,916         758,336

    209,147        383,653        161,252        340,576         50,362         77,428         74,269         131,008
    113,519        213,142         88,129        189,353        138,095        225,053        128,914         232,951
     64,342        119,221         49,445        105,770         81,999        128,363         73,241         130,293
     18,358         38,005         17,070         34,538         17,151         35,961         18,940          40,695
      5,902          9,552          3,384          8,605          6,997         17,963          3,849          14,233
      4,167          5,777          3,678          5,503          4,941          5,921          4,806           6,375
      5,579         13,638         56,344         69,124             --             --             --              --
      1,814          4,050          7,381          6,322             --             --             --              --
        739          1,832            705          1,850            755          1,850            745           1,850
        578          1,051            473            956            659          1,110            636           1,126
        229            136            258             51            281            166            267             156
         --             --             --             --          6,657          2,410          5,346           2,410
      7,713         12,974          7,785          9,670          7,692         12,439          7,786           9,683
         --             --             --             --          4,818          3,343          9,807          20,001
         --             --         37,575         54,335         14,924         24,602         14,881          24,400
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
    432,087        803,031        433,479        826,653        335,331        536,609        343,487         615,181
     18,936         41,355         94,341        107,895         31,397         55,024         37,401          69,752
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
    413,151        761,676        339,138        718,758        303,934        481,585        306,086         545,429
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------

   (174,555)      (295,509)        91,586        (60,654)       184,279        193,726         77,830         212,907

  1,287,976       (757,706)    (1,739,075)    (1,611,153)    (2,000,248)    (1,141,658)    (1,976,083)        967,119
         --             --        309,893        108,243             --             --             --              --
         --             --         (3,466)       (34,347)            --             --             --              --
         --             --             --             --             --             --             --              --
         --             --             --             --             --             --             --              --
 (6,387,567)       134,806       (285,095)    (7,884,158)    (8,949,545)    (5,718,865)    (1,454,437)       (348,256)
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
 (5,099,591)      (622,900)    (1,717,743)    (9,421,415)   (10,949,793)    (6,860,523)    (3,430,520)        618,863
-----------    -----------    -----------    -----------    -----------    -----------    -----------     -----------
 (5,274,146)      (918,409)    (1,626,157)    (9,482,069)   (10,765,514)    (6,666,797)    (3,352,690)        831,770
===========    ===========    ===========    ===========    ===========    ===========    ===========     ===========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                            International
                                                                                             Index Fund
                                                                                     ---------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 30, 2001          2002           2001
-------------------------------------------------------------------------------      ------------  -------------
Investment Income (a):
   Dividends                                                                         $   630,678         806,832
   Interest                                                                               54,360         143,222
   Tax-exempt interest                                                                        --              --
                                                                                     -----------   -------------
                                                                                         685,038         950,054
   Less: foreign withholding taxes                                                        78,903          97,451
     Portfolio expenses of Master Index Portfolios                                        74,144         199,216
                                                                                     -----------   -------------
     Total investment income                                                             531,991         653,387

Expenses:
   Investment advisory and management fees                                                51,764         110,051
   Distribution fees                                                                      90,772         196,101
   Transfer agent fees                                                                    50,896         109,356
   Professional fees                                                                      18,560          40,261
   Reports to shareowners                                                                  3,267          13,699
   Errors & omissions insurance                                                            3,807           5,735
   Custodian fees                                                                             --              --
   Security valuation fees                                                                    --              --
   Fidelity bond expense                                                                     716           1,849
   Trustees' fees                                                                            461           1,057
   ICI dues                                                                                  152             130
   Administration fees                                                                     8,097           2,410
   Registration fees                                                                       7,124           9,232
   Index license fees                                                                     13,984          27,814
   Fund accounting expense                                                                12,736          27,081
                                                                                     -----------   -------------
     Total expenses                                                                      262,336         544,776
     Less: expense reimbursement from Manager                                             37,990          64,814
                                                                                     -----------   -------------
     Net expenses                                                                        224,346         479,962
                                                                                     -----------   -------------

Net investment income                                                                    307,645         173,425

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                   (2,147,001)     (1,484,980)
   Net realized gain on forward foreign currency contracts                                    --              --
   Net realized gain (loss) on foreign currency transactions                                 969         (30,169)
   Net realized gain (loss) on future contracts                                          (95,406)       (191,413)
   Net unrealized gain (loss) on open futures contracts                                   (6,111)         10,679
   Change in net unrealized appreciation or depreciation on investments and
    foreign currency transactions                                                        972,108      (9,889,285)
                                                                                     -----------   -------------
Net realized and unrealized gain (loss) on investments                                (1,275,441)    (11,585,168)
                                                                                     -----------   -------------
Net change in net assets resulting from operations                                   $  (967,796)  $ (11,411,743)
                                                                                     ===========   =============

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate income from its Master Index Portfolio.

                See accompanying notes to financial statements.

       Equity and                        Bond                     Tax Advantaged            Money Market
       Bond Fund                         Fund                       Bond Fund                   Fund
-------------------------      -------------------------      ----------------------    ---------------------
   2002           2001           2002            2001           2002         2001         2002         2001
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
   695,233      1,335,289             --              --             --           --          --           --
     1,228          1,536      2,009,112       3,537,221             --       16,254     166,423      496,598
        --             --             --              --      1,410,306    2,685,333          --           --
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
   696,461      1,336,825      2,009,112       3,537,221      1,410,306    2,701,587     166,423      496,598
        --             --             --              --             --           --          --           --
        --             --             --              --             --           --          --           --
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
   696,461      1,336,825      2,009,112       3,537,221      1,410,306    2,701,587     166,423      496,598

        --             --         34,123          54,952         28,641       54,541       9,244       12,615
   130,001         36,505         92,652         228,246        126,208      242,498      23,918       39,283
    75,761         20,856         54,607         128,594         71,521      135,642      22,881       31,399
    13,496         28,334         18,405          31,364         15,246       27,805      11,486       20,789
     8,397          7,561          5,344           7,589          4,666        5,925       5,842        6,504
     2,601          8,078          5,125           6,859          4,698        6,958       1,216        1,342
        --            602          1,217           1,174            351          598       1,583        2,148
        --             --          3,720           4,287          3,144        6,333          --           97
       118          2,464            756           1,840            728        1,847         313          824
       661          1,083            694           1,220            585        1,221         186          263
       230            170            328             195            322          191          82           49
        --             --             --              --             --           --          --           --
     7,963         13,846          8,879          14,918          8,243       10,682       8,068       11,763
        --             --             --              --             --           --          --           --
        --             --             --              --             --           --          --           --
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
   239,228        119,499        225,850         481,238        264,353      494,241      84,819      127,076
    33,466         62,138         10,346          15,058          9,342        7,694      19,532       31,360
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
   205,762         57,361        215,504         466,180        255,011      486,547      65,287       95,716
----------     ----------      ---------       ---------      ---------    ---------    --------     --------

   490,699      1,279,464      1,793,608       3,071,041      1,155,295    2,215,040     101,136      400,882

        --         83,660         51,946         287,597         77,389           --          --           --
        --             --             --              --             --           --          --           --
        --             --             --              --             --           --          --           --
        --             --             --              --             --           --          --           --
        --             --             --              --             --           --          --           --
(4,530,268)    (4,185,220)       201,743         383,756      1,780,983     (344,867)         --           --
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
(4,530,268)    (4,101,560)       253,689         671,353      1,858,372     (344,867)         --           --
----------     ----------      ---------       ---------      ---------    ---------    --------     --------
(4,039,569)    (2,822,096)     2,047,297       3,742,394      3,013,667    1,870,173     101,136      400,882
==========     ==========      =========       =========      =========    =========    ========     ========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Equity
                                                                                              Fund
                                                                                  ----------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001       2002            2001
-------------------------------------------------------------------------------   ------------    ------------
From operations:
   Net investment income                                                          $    202,745          54,657
   Net realized gain (loss)                                                         (4,160,932)       (259,402)
   Change in net unrealized appreciation or depreciation                            (4,690,654)     (6,741,916)
                                                                                  ------------    ------------
Net change in net assets resulting from operations                                  (8,648,841)     (6,946,661)

Distributions to shareowners from and in excess of:

   Net investment income:
     Class A Shares                                                                         --              --
     Class B Shares                                                                         --              --
     Institutional Shares                                                                   --         (97,376)
                                                                                  ------------    ------------
                                                                                            --         (97,376)
   Net realized gain:
     Class A Shares                                                                         --              --
     Class B Shares                                                                         --              --
     Institutional Shares                                                                   --              --
                                                                                  ------------    ------------
                                                                                            --              --

Total distributions to shareowners                                                          --         (97,376)

From Fund share transactions:
   Proceeds from shares sold                                                        27,183,195      48,353,192
   Reinvestment of distributions                                                            --          97,376
                                                                                  ------------    ------------
                                                                                    27,183,195      48,450,568
   Less payments for shares redeemed                                                   892,127      32,131,175
                                                                                  ------------    ------------
Net increase in net assets from Fund share transactions                             26,291,068      16,319,393
                                                                                  ------------    ------------
Total increase (decrease) in net assets                                             17,642,227       9,275,356
                                                                                  ------------    ------------

Net assets:
   Beginning of period                                                              57,579,402      48,304,046
                                                                                  ------------    ------------
   End of period                                                                  $ 75,221,629      57,579,402
                                                                                  ============    ============
Including undistributed (distributions in excess of) net investment income        $    204,623           1,878
                                                                                  ============    ============

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

        Small Cap                   International                    S&P 500                      Small Cap
       Equity Fund                   Equity Fund                   Index Fund                     Index Fund
--------------------------    --------------------------    --------------------------    --------------------------
    2002           2001          2002           2001           2002           2001           2002            2001
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
   (174,555)      (295,509)        91,586        (60,654)       184,279        193,726         77,830        212,907
  1,287,976       (757,706)    (1,432,648)    (1,537,257)    (2,000,248)    (1,141,658)    (1,976,083)       967,119
 (6,387,567)       134,806       (285,095)    (7,884,158)    (8,949,545)    (5,718,865)    (1,454,437)      (348,256)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
 (5,274,146)      (918,409)    (1,626,157)    (9,482,069)   (10,765,514)    (6,666,797)    (3,352,690)       831,770


         --           (188)            --        (11,169)            --       (164,505)            --       (181,532)
         --           (176)            --        (10,676)            --        (48,304)            --        (87,764)
         --             --             --             --             --             --             --             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         --           (364)            --        (21,845)            --       (212,809)            --       (269,296)


         --        (28,507)            --           (665)            --        (12,830)            --       (403,723)
         --        (26,716)            --           (634)            --        (10,328)            --       (378,188)
         --             --             --             --             --             --             --             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         --        (55,223)            --         (1,299)            --        (23,158)            --       (781,911)

         --        (55,587)            --        (23,144)            --       (235,967)            --     (1,051,207)

  9,703,853      3,625,220      5,470,530      2,129,206     34,654,401     15,641,881     11,577,232      4,048,317
         --         55,549             --         23,144             --        235,968             --      1,051,207
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  9,703,853      3,680,769      5,470,530      2,152,350     34,654,401     15,877,849     11,577,232      5,099,524
  2,971,786        214,011      2,625,504        156,320      4,981,782        315,044      2,582,487        208,416
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  6,732,067      3,466,758      2,845,026      1,996,030     29,672,619     15,562,805      8,994,745      4,891,108
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  1,457,921      2,492,762      1,218,869     (7,509,183)    18,907,105      8,660,041      5,642,055      4,671,671
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

 51,429,491     48,936,729     40,689,138     48,198,321     58,558,876     49,898,835     56,875,325     52,203,654
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
 52,887,412     51,429,491     41,908,007     40,689,138     77,465,981     58,558,876     62,517,380     56,875,325
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========
   (174,555)            --         91,585       (108,778)       184,261         30,057         80,195          2,365
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              International
                                                                                               Index Fund
                                                                                     ----------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001           2002           2001
-------------------------------------------------------------------------------      --------------   -----------
From operations:
   Net investment income                                                             $      307,645       173,425
   Net realized gain (loss)                                                              (2,241,438)   (1,706,562)
   Change in net unrealized appreciation or depreciation                                    965,997    (9,878,606)
                                                                                     --------------  ------------
Net change in net assets resulting from operations                                         (967,796)  (11,411,743)

Distributions to shareowners from and in excess of:

   Net investment income:
     Class A Shares                                                                              --       (63,818)
     Class B Shares                                                                              --            --
     Institutional Shares                                                                        --            --
                                                                                     --------------  ------------
                                                                                                 --       (63,818)
   Net realized gain:
     Class A Shares                                                                              --        (8,837)
     Class B Shares                                                                              --        (8,504)
     Institutional Shares                                                                        --            --
                                                                                     --------------  ------------
                                                                                                 --       (17,341)

Total distributions to shareowners                                                               --       (81,159)

From Fund share transactions:
   Proceeds from shares sold                                                              6,563,096     2,009,146
   Reinvestment of distributions                                                                 --        81,159
                                                                                     --------------  ------------
                                                                                          6,563,096     2,090,305
   Less payments for shares redeemed                                                      2,826,589       130,764
                                                                                     --------------  ------------
Net increase in net assets from Fund share transactions                                   3,736,507     1,959,541
                                                                                     --------------  ------------
Total increase (decrease) in net assets                                                   2,768,711    (9,533,361)
                                                                                     --------------  ------------
Net assets:
   Beginning of period                                                                   41,219,607    50,752,968
                                                                                     --------------  ------------
   End of period                                                                     $   43,988,318    41,219,607
                                                                                     ==============  ============
Including undistributed (distributions in excess of) net investment income           $      419,963        27,150
                                                                                     ==============  ============

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

          Equity and                       Bond                     Tax Advantaged                  Money Market
          Bond Fund                        Fund                        Bond Fund                        Fund
---------------------------     --------------------------    ---------------------------    --------------------------
   2002            2001            2002           2001           2002            2001           2002             2001
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
     490,699      1,279,464       1,793,608      3,071,041      1,155,295       2,215,040        101,136        400,882
          --         83,660          51,946        287,597         77,389              --             --             --
  (4,530,268)    (4,185,220)        201,743        383,756      1,780,983        (344,867)            --             --
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
  (4,039,569)    (2,822,096)      2,047,297      3,742,394      3,013,667       1,870,173        101,136        400,882


    (317,788)      (680,177)       (639,669)    (1,531,415)      (630,948)     (1,178,414)       (79,307)      (239,792)
    (177,243)      (586,970)       (455,422)    (1,340,470)      (522,822)     (1,036,626)       (20,349)      (161,090)
      (5,166)            --        (698,517)      (199,156)        (1,525)             --         (1,480)            --
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
    (500,197)    (1,267,147)     (1,793,608)    (3,071,041)    (1,155,295)     (2,215,040)      (101,136)      (400,882)

          --        (57,257)             --        (89,245)            --              --             --             --
          --        (50,710)             --        (77,244)            --              --             --             --
          --             --              --        (93,306)            --              --             --             --
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
          --       (107,967)             --       (259,795)            --              --             --             --
    (500,197)    (1,375,114)     (1,793,608)    (3,330,836)    (1,155,295)     (2,215,040)      (101,136)      (400,882)

  19,937,691      9,335,275      19,838,708     31,271,208      2,757,627       2,267,458     14,469,989      8,198,486
     498,685      1,373,978       1,772,702      3,039,099      1,143,913       2,213,307         99,770        399,208
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
  20,436,376     10,709,253      21,611,410     34,310,307      3,901,540       4,480,765     14,569,759      8,597,694
   1,474,357        529,003       1,147,015     24,523,725        577,497          68,308      6,427,945      2,406,228
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
  18,962,019     10,180,250      20,464,395      9,786,582      3,324,043       4,412,457      8,141,814      6,191,466
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
  14,422,253      5,983,040      20,718,084     10,198,140      5,182,415       4,067,590      8,141,814      6,191,466
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------

  55,150,176     49,167,136      61,181,992     50,983,852     55,988,950      51,921,360     16,219,715     10,028,249
------------    -----------     -----------    -----------    -----------     -----------    -----------    -----------
  69,572,429     55,150,176      81,900,076     61,181,992     61,171,365      55,988,950     24,361,529     16,219,715
============    ===========     ===========    ===========    ===========     ===========    ===========    ===========
       3,428         12,926              --             --             --              --             --             --
============    ===========     ===========    ===========    ===========     ===========    ===========    ===========

                See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST

                         NOTES TO FINANCIAL STATEMENTS

1. Objective

State Farm Mutual Fund Trust (the "Trust") has 10 separate investment portfolios (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital. The Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The State Farm International Equity Fund (the "International
Equity Fund") seeks long-term growth of capital. The Fund invests its assets primarily in common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets.

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"). The Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Index Portfolio"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index (the "Russell 2000(R) Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives.

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives.

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income. The Fund invests substantially all of its assets in shares of the Equity Fund and Bond Fund.

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities.

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

                          STATE FARM MUTUAL FUND TRUST

2. Significant accounting policies

 Security valuation

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. The securities of the Money Market Fund and short-term securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis which approximates fair value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

 Securities transactions and investment income

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

 Multi-class fund structure

The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares eight years after issuance.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of settled shares outstanding for the Fixed Income Funds and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

 Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value ("NAV"), plus an initial sales charge on the Class A shares. The offering price of the Money Market Fund and all Funds' Class B shares are their NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

 Investments in Master Index Portfolios

The S&P 500 Index, Small Cap Index, and International Index Funds ("Equity Index Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Equity Index Funds invest substantially all of their assets in the Master Index Portfolios as detailed below:

---------------------------------------------------------------------------------------------
                                                                     % ownership interest
                                                                      held by the Equity
Equity Index Fund           Invests in Master Index Portfolio      Index Funds at 06/30/2002
-----------------           ---------------------------------      -------------------------
S&P 500 Index Fund          S&P 500 Index Master Portfolio                     3%

Small Cap Index Fund        Russell 2000 Index Master Portfolio               81%

International Index Fund    EAFE Free Index Master Portfolio                  45%
---------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

The Master Index Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Equity Index Funds. The Master Index Portfolios operate as partnerships for federal income tax purposes.

The financial statements of each Master Index Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with each Equity Index Funds' financial statements.

Each Equity Index Fund records its investment in their Master Index Portfolio at fair value which represents each Equity Index Fund's proportionate interest in the net assets of the respective Master Index Portfolio. Valuation of securities held by each Master Index Portfolio is disclosed in the notes of the respective Master Index Portfolio financial statements included elsewhere in this report.

Each Equity Index Fund records daily its proportionate share of the Master Index Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Equity Index Funds accrue their own expenses.

At June 30, 2002, the S&P 500 Index, Small Cap Index, and International Index Funds had unrealized appreciation (depreciation) of ($8,639,099), $349,704, and ($8,787,056), respectively, and cost of $88,079,315, $67,579,998, and
$54,874,107, respectively, for federal income tax purposes.

 Federal income taxes, dividends and distributions to shareowners

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, and Equity and Bond Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures contracts (Equity Index Funds), the recognition of net realized losses (Equity, International Equity, S&P 500 Index, and International Index Funds), and foreign currency transactions (International Equity and International Index Funds). As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period.

On June 25, 2002, the Equity and Bond Fund declared an ordinary income dividend of $0.07 for Class A shares and $0.05 for Class B shares to shareowners of record on June 25, 2002 (reinvestment date June 26, 2002).

The International Equity Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) relating to PFIC transactions of ($21,053) and $21,053 during 2001 and 2000, respectively, which is treated as ordinary income (loss) for federal income taxes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2001, was $0.

The International Equity Fund distributions from net investment income includes $21,053 for 2001. There were no distributions from net investment income relating to PFICs and foreign currency gains in 2000.

The tax character of distributions were as follows for the year ended December 31, 2001:

---------------------------------------------------------------------------------------------------------------------
                                          Ordinary Income        Long Term Capital Gain        Total Distributions
                                      -----------------------   --------------------------    -----------------------

                                       Class A      Class B     Class A          Class B      Class A       Class B
                                      ----------   ----------   ---------        ---------    ---------    ---------
Small Cap Equity Fund                 $   28,695       26,892          --               --       28,695       26,892

International Equity Fund                 11,834       11,310          --               --       11,834       11,310

Small Cap Index Fund                     584,698      465,430         557              522      585,247      465,960

Equity & Bond Fund                       737,434      637,680          --               --      737,434      637,680

Bond Fund                              1,620,660    1,417,714          --               --    1,620,660    1,417,714
---------------------------------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

The tax character of distributions for Equity, S&P 500 Index, International Index, Tax Advantaged Bond, and Money Market Funds were the same as the distributions reflected in the Statement of Changes in Net Assets. Distributions from net investment income in 2000 were all classified as ordinary income.

From November 1, 2001 through December 31, 2001, the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P Index Fund and the International Index Fund incurred approximately $248,122, $187,990, $787,054, $113,273 and
$1,192,991 of net realized losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2002.

At December 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

------------------------------------------------------------------------
                                    Year of Expiration
                                  ----------------------

                                            2009             Total
                                            ----             -----

 Equity Fund                              $ 15,177          $ 15,177

 Small Cap Equity Fund                     569,716           569,716

 International Equity Fund                 648,443           648,443

 S&P 500 Index Fund                        621,451           621,451

 International Index Fund                  126,308           126,308
------------------------------------------------------------------------

 Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with unrealized gains and losses on investment securities.

 Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to their relative net assets.

 Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

 Financial instruments

The Equity Index Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statements of operations. Additionally, the International Equity and International Index Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

                          STATE FARM MUTUAL FUND TRUST

3. Transactions with affiliates

 Investment Advisory and Management Services Agreement

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. ("Manager") who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates as a specified percentage of average daily net assets:

---------------------------------------------------------------------------
Equity Fund                  0.60%   International Index Fund       0.25%

Small Cap Equity Fund        0.80%   Equity and Bond Fund           None

International Equity Fund    0.80%   Bond Fund                      0.10%

S&P 500 Index Fund           0.15%   Tax Advantaged Bond Fund       0.10%

Small Cap Index Fund         0.25%   Money Market Fund              0.10%
---------------------------------------------------------------------------

The Manager does not receive an investment advisory fee for performing its services for the Equity and Bond Fund. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to the Manager to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

The Manager has engaged Capital Guardian as the investment sub-advisor to provide day-to-day portfolio management for the Small Cap Equity Fund and International Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. Capital Guardian's sub advisory fees for managing the respective portfolios are paid by the Manager. No additional advisory fees are charged to the Funds.

 Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. ("VP Management Corp.") Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

----------------------------------------------------------------
                                       Class A        Class B
                                       -------        -------

 All Funds other than Money Market      0.25%          0.65%

 Money Market Fund                      0.15%          0.55%
----------------------------------------------------------------

The Trust has a separate shareholder services agreement with the Manager. Under terms of the shareholder services agreement, each Fund pays the Manager a fee of 0.25% of average daily nets assets of Class A and Class B.

 Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to any officers during the six months ended June 30, 2002 and the year ended December 31, 2001.

                          STATE FARM MUTUAL FUND TRUST

 Expense Limitation Agreements

The Manager has agreed to reimburse the expenses incurred by the Funds that exceed the following annual percentages of such Fund's average daily net assets:

--------------------------------------------------------------------------------
                                          Class A                     Class B
                                          -------                     -------

 Equity Fund                               1.20%                       1.60%

 Small Cap Equity Fund                     1.40%                       1.80%

 International Equity Fund                 1.50%                       1.90%

 S&P 500 Index Fund                         .80%                       1.20%

 Small Cap Index Fund                       .95%                       1.35%

 International Index Fund                  1.15%                       1.55%

 Equity and Bond Fund                        --                          --

 Bond Fund                                  .70%                       1.10%

 Tax Advantaged Bond Fund                   .70%                       1.10%

 Money Market Fund                          .60%                       1.00%
--------------------------------------------------------------------------------

The Manager has agreed to reimburse all expenses incurred by the Equity and Bond Fund excluding distribution and transfer agent fees. These arrangements are voluntary and may be eliminated by the Manager at any time.

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

-------------------------------------------------------------------------------------------------
                                 Six months ended June 30, 2002     Year ended December 31, 2001
                                 ------------------------------     ----------------------------
                                    Purchases         Sales           Purchases         Sales
                                 ---------------  -------------     -------------     ----------
 Equity Fund                       $26,057,984      1,937,161          15,037,987        314,065

 Small Cap Equity Fund              12,746,941      7,545,388          20,493,054     19,820,289

 International Equity Fund           6,903,912      2,498,120          12,406,533     10,358,728

 Equity and Bond Fund

   Equity Fund                       6,049,542             --           7,903,215             --

   Bond Fund                        12,842,196             --           5,017,661      2,900,100

 Bond Fund                          23,591,192      4,621,898          20,211,493     13,971,966

 Tax Advantaged Bond Fund            4,973,832      2,505,595           6,199,069             --
-------------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

5. Foreign currency contracts

International Equity Fund had the following open forward foreign currency contracts at June 30, 2002:

----------------------------------------------------------------------------------------------------------------------------------
 Foreign amount            Currency                Contracts      Settlement date         U.S. Dollar    Unrealized gain (loss)
 --------------      ----------------------        ---------      ---------------         -----------    ----------------------
       959,810       Australian Dollar                 4      07/03/2002 - 07/17/2002     $   538,106           $    10,034
       562,227       British Pound Sterling            7      07/01/2002 - 10/28/2002         851,483               (37,766)
       643,582       Canadian Dollar                   2      08/21/2002 - 08/30/2002         422,507                (6,971)
     4,655,972       Euro                             23      07/01/2002 - 11/21/2002       4,584,059               410,707
   413,269,632       Japanese Yen                     15      07/02/2002 - 11/21/2002       3,458,438              (235,903)
        28,445       Norwegian Kron                    1                   07/01/2002           3,787                    (7)
        66,158       Swiss Franc                       2      07/01/2002 - 07/02/2002          44,457                   120
                                                                                                                --------------
                                                                                                Total           $   140,214
                                                                                                                ==============
----------------------------------------------------------------------------------------------------------------------------------

6. Fund share transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following number of shares and dollars by class:

Six months end June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                           Class A Dollar Amounts                               Class A Share Amounts
                            ----------------------------------------------------   ------------------------------------------------

                               Sales     Reinvestments  Redemptions       Net        Sales    Reinvestments  Redemptions     Net
                            -----------  -------------  -----------  -----------   ---------  -------------  -----------  ---------

Equity Fund                 $ 9,266,581        --          634,629     8,631,952   1,179,169        --           81,744   1,097,425

Small Cap Equity Fund         4,547,801        --        2,833,269     1,714,532     481,248        --          289,202     192,046

International Equity Fund     1,861,815        --        2,609,011      (747,196)    242,670        --          332,265     (89,595)

S&P 500 Index Fund           19,406,420        --        4,917,330    14,489,090   2,342,956        --          595,964   1,746,992

Small Cap Index Fund          5,879,303        --        2,543,654     3,335,649     565,317        --          233,756     331,561

International Index Fund      2,617,745        --        2,762,586      (144,841)    334,544        --          344,635     (10,091)

Equity & Bond Fund           13,639,986   316,599        1,035,570    12,921,015   1,542,499    37,916          117,891   1,462,524

Bond Fund                    10,713,305   620,203          945,096    10,388,412   1,038,140    60,050           91,495   1,006,695

Tax Advantaged Bond Fund      2,223,992   620,448          571,293     2,273,147     213,588    59,394           54,647     218,335

Money Market Fund            13,494,267    77,946        6,305,938     7,266,275  13,494,267    77,947       6 ,305,938   7,266,276
-----------------------------------------------------  -----------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                            Class B Dollar Amounts                               Class B Share Amounts
                             --------------------------------------------------  --------------------------------------------------
                               Sales      Reinvestments  Redemptions     Net       Sales      Reinvestments   Redemptions     Net
                             ----------   -------------  -----------  ---------  ---------    -------------   ------------  -------
 Equity Fund                 $4,237,293          --        257,399    3,979,894    541,497           --         33,250      508,247

 Small Cap Equity Fund        1,717,005          --        132,173    1,584,832    182,367           --         13,945      168,422

 International Equity Fund      617,742          --         15,333      602,409     80,888           --          1,931       78,957

 S&P 500 Index Fund           8,595,004          --         58,653    8,536,351  1,038,805           --          7,327    1,031,478

 Small Cap Index Fund         2,192,398          --         11,989    2,180,409    210,677           --          1,185      209,492

 International Index Fund     1,132,528          --         62,523    1,070,005    145,973           --          7,874      138,099

 Equity & Bond Fund           5,661,871     176,920        337,037    5,501,754    642,391       21,186         38,389      625,188

 Bond Fund                    3,437,222     453,979        200,895    3,690,306    333,122       43,955         19,438      357,639

 Tax Advantaged Bond Fund       431,337     521,941          3,905      949,373     41,419       49,965            375       91,009

 Money Market Fund               11,807      20,348          6,768       25,387     11,807       20,348          6,768       25,387
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Total Fund Dollar Amounts
                           -----------------------------------------------------
                              Sales      Reinvestments  Redemptions       Net
                           -----------   -------------  -----------   ----------
 Equity Fund               $13,503,874            --       892,028    12,611,846

 Small Cap Equity Fund       6,264,806            --     2,965,442     3,299,364

 International Equity Fund   2,479,557            --     2,624,344       144,787

 S&P 500 Index Fund         28,001,424            --     4,975,983    23,025,441

 Small Cap Index Fund        8,071,701            --     2,555,643     5,516,058

 International Index Fund    3,750,273            --     2,825,109       925,164

 Equity & Bond Fund         19,301,857       493,519     1,372,607    18,422,769

 Bond Fund                  14,150,527     1,074,182     1,145,991    14,078,718

 Tax Advantaged Bond Fund    2,655,329     1,142,389       575,198     3,222,520

 Money Market Fund          13,506,074        98,294     6,312,706     7,291,662
--------------------------------------------------------------------------------

 Year ended December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                          Class A Dollar Amounts                               Class A Share Amounts
                           ----------------------------------------------------  -------------------------------------------------
                               Sales    Reinvestments  Redemptions      Net        Sales    Reinvestments  Redemptions      Net
                           -----------  -------------  -----------  -----------  ---------  -------------  -----------    --------
 Equity Fund                $10,637,924           --    17,117,612   (6,479,688)  1,317,356           --     2,188,574     (871,218)

 Small Cap Equity Fund        2,644,718       28,658       152,343    2,521,033     294,923        2,982        17,477      280,428

 International Equity Fund    1,608,508       11,834       133,992    1,486,350     196,715        1,541        15,772      182,484

 S&P 500 Index Fund          11,114,623      177,331       257,058   11,034,896   1,255,435       20,289        30,747    1,244,977

 Small Cap Index Fund         2,902,156      585,247       135,372    3,352,031     288,568       55,944        13,015      331,497

 International Index Fund     1,427,826       72,655        72,715    1,427,766     172,526        9,326         8,537      173,315

 Equity & Bond Fund           6,494,389      736,592       437,955    6,793,026     714,385       81,246        49,168      746,463

 Bond Fund                    6,681,822    1,506,603    13,027,418   (5,138,993)    613,309      144,473     1,220,129     (462,347)

 Tax Advantaged Bond Fund     2,090,996    1,176,834        67,510    3,200,320     202,286      113,728         6,509      309,505

 Money Market Fund            8,167,047      238,143     2,381,630    6,023,560   8,167,047      238,143     2,381,630    6,023,560
------------------------------------------------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

------------------------------------------------------------------------------------------------------------------------------------

                                             Class B Dollar Amounts                             Class B Share Amounts
                             ----------------------------------------------------    ---------------------------------------------
                                Sales     Reinvestments    Redemptions     Net        Sales   Reinvestments Redemptions     Net
                             ----------   -------------    -----------  ---------    -------  ------------- -----------  ---------
 Equity Fund                 $5,814,508           --       15,013,563  (9,199,055)   728,558          --     1,924,906  (1,196,348)

 Small Cap Equity Fund          980,502       26,891           61,668     945,725    109,284       2,810         7,185     104,909

 International Equity Fund      520,698       11,310           22,328     509,680     65,571       1,478         2,729      64,320

 S&P 500 Index Fund           4,527,258       58,637           57,986   4,527,909    515,937       6,704         7,084     515,557

 Small Cap Index Fund         1,146,161      465,960           73,044   1,539,077    116,074      44,495         7,216     153,353

 International Index Fund       581,320        8,504           58,049     531,775     70,924       1,094         7,405      64,613

 Equity & Bond Fund           2,840,886      637,386           91,048   3,387,224    313,485      70,291        10,197     373,579

 Bond Fund                    2,187,938    1,333,347       11,496,307  (7,975,022)   210,217     127,902     1,076,815    (738,696)

 Tax Advantaged Bond Fund       176,462    1,036,473              798   1,212,137     17,020     100,187            77     117,130

 Money Market Fund               31,439      161,065           24,598     167,906     31,439     161,065        24,598     167,906
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Total Fund Dollar Amounts
                            ---------------------------------------------------
                              Sales     Reinvestments  Redemptions      Net
                            ----------  -------------  -----------   ----------
 Equity Fund                16,452,432           --    32,131,175   (15,678,743)

 Small Cap Equity Fund       3,625,220       55,549       214,011     3,466,758

 International Equity Fund   2,129,206       23,144       156,320     1,996,030

 S&P 500 Index Fund         15,641,881      235,968       315,044    15,562,805

 Small Cap Index Fund        4,048,317    1,051,207       208,416     4,891,108

 International Index Fund    2,009,146       81,159       130,764     1,959,541

 Equity & Bond Fund          9,335,275    1,373,978       529,003    10,180,250

 Bond Fund                   8,569,760    2,839,950    24,523,725   (13,114,015)

 Tax Advantaged Bond Fund    2,267,458    2,213,307        68,308     4,412,457

 Money Market Fund           8,198,486      399,208     2,406,228     6,191,466
--------------------------------------------------------------------------------

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                            Six months ended                          of investment operations
                                                             June 30, 2002          Year ended           October 31, 2000 to
Class A Shares                                                (Unaudited)        December 31, 2001        December 31, 2000
                                                          -------------------  ---------------------  ------------------------
Net asset value, beginning of period                          $     8.10           $    9.47                   10.00

Income from Investment Operations
  Net investment income (a)                                         0.02                0.02                    0.01
  Net gain (loss) on investments (both realized and
  unrealized)                                                      (0.95)              (1.39)                  (0.53)
                                                              ----------           ---------                --------
  Total from investment operations                                 (0.93)              (1.37)                  (0.52)
                                                              ----------           ---------                --------
Less Distributions
  Net investment income                                               --                  --                   (0.01)
                                                              ----------           ---------                --------
  Total distributions                                                 --                  --                   (0.01)
                                                              ----------           ---------                --------
Net asset value, end of period                                $     7.17                8.10                    9.47
                                                              ==========           =========                ========
Total Return (b)                                                  (11.48)%            (14.47)%                 (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $     19.9                13.6                    24.2

Average net asset ratios assuming expense limitations
  Expenses                                                          1.20%(c)            1.20%                   0.81%(c)
  Net investment income                                             0.42%(c)            0.22%                   0.86%(c)

Average net asset ratios absent expense limitations
  Expenses                                                          1.25%(c)            1.27%                   0.81%(c)
  Net investment income                                             0.37%(c)            0.15%                   0.86%(c)

Portfolio turnover rate                                                6%(c)               1%                      0%(c)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)    Determined on an annualized basis.

                See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                           Six months ended                           of investment operations
                                                             June 30, 2002          Year ended           October 31, 2000 to
Class B Shares                                                (Unaudited)        December 31, 2001        December 31, 2000
                                                          -------------------  ---------------------  ------------------------
Net asset value, beginning of period                          $     8.06            $    9.47                    10.00

Income from Investment Operations
  Net investment income (a) (b)                                       --                (0.02)                    0.01
  Net gain (loss) on investments (both realized and
  unrealized)                                                      (0.94)               (1.39)                   (0.53)
                                                              ----------            ---------                  -------
  Total from investment operations                                 (0.94)               (1.41)                   (0.52)
                                                              ----------            ---------                  -------

Less Distributions
  Net investment income                                               --                   --                    (0.01)
                                                              ----------            ---------                  -------
  Total distributions                                                 --                   --                    (0.01)
                                                              ----------            ---------                  -------
Net asset value, end of period                                $     7.12                 8.06                     9.47
                                                              ==========            =========                  =======
Total Return (c)                                                  (11.66)%             (14.89)%                  (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $     13.3                 10.9                     24.2

Average net asset ratios assuming expense limitations
  Expenses                                                          1.60%(d)             1.60%                    0.81%(d)
  Net investment income                                             0.02%(d)            (0.18)%                   0.86%(d)

Average net asset ratios absent expense limitations
  Expenses                                                          1.65%(d)             1.67%                    0.81%(d)
  Net investment income                                            (0.03)%(d)           (0.25)%                   0.86%(d)

Portfolio turnover rate                                                6%(d)                1%                       0%(d)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)    Net investment income was less than $0.01 per share as of June 30, 2002.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)    Determined on an annualized basis.

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                            Six months ended                          of investment operations
                                                             June 30, 2002          Year ended           December 5, 2000 to
Class A Shares                                                (Unaudited)        December 31, 2001        December 31, 2000
                                                          -------------------  ---------------------  ------------------------
Net asset value, beginning of period                          $     9.56           $   9.78                     10.00

Income from Investment Operations
  Net investment income (a)                                        (0.02)             (0.04)                     0.01
  Net gain (loss) on investments (both realized and
  unrealized)                                                      (0.85)             (0.17)                    (0.22)
                                                              ----------           --------                 ---------
  Total from investment operations                                 (0.87)             (0.21)                    (0.21)
                                                              ----------           --------                 ---------
Less Distributions
  Net investment income (b)                                           --                 --                     (0.01)
  Net realized gain                                                   --              (0.01)                       --
                                                              ----------           --------                 ---------
  Total distributions                                                 --              (0.01)                    (0.01)
                                                              ----------           --------                 ---------
Net asset value, end of period                                $     8.69               9.56                      9.78
                                                              ==========           ========                 =========
Total Return (c)                                                   (9.10)%            (2.14)%                   (2.13)%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $     25.8               26.6                      24.5

Average net asset ratios assuming expense limitations
  Expenses                                                          1.40%(d)           1.40%                     1.40%(d)
  Net investment income                                            (0.49)%(d)         (0.42)%                    1.02%(d)

Average net asset ratios absent expense limitations
  Expenses                                                          1.47%(d)           1.48%                     1.55%(d)
  Net investment income                                            (0.56)%(d)         (0.50)%                    0.87%(d)

Portfolio turnover rate                                               31%(d)             44%                       15%(d)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)    Distributions represent less than $0.01 per share in 2000.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)    Determined on an annualized basis.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                            Six months ended                          of investment operations
                                                             June 30, 2002          Year ended           December 5, 2000 to
Class B Shares                                                (Unaudited)        December 31, 2001        December 31, 2000
                                                          -------------------  ---------------------  ------------------------
Net asset value, beginning of period                           $     9.53           $     9.78                 10.00

Income from Investment Operations
  Net investment income (a)                                         (0.04)               (0.08)                 0.01
  Net gain (loss) on investments (both realized and
  unrealized)                                                       (0.85)               (0.16)                (0.22)
                                                               ----------           ----------            ----------
  Total from investment operations                                  (0.89)               (0.24)                (0.21)
                                                               ----------           ----------            ----------
Less Distributions
  Net investment income (b)                                            --                   --                 (0.01)
  Net realized gain                                                    --                (0.01)                   --
                                                               ----------           ----------            ----------
  Total distributions                                                  --                (0.01)                (0.01)
                                                               ----------           ----------            ----------
Net asset value, end of period                                 $     8.64                 9.53                  9.78
                                                               ==========           ==========            ==========
Total Return (c)                                                    (9.34)%              (2.45)%               (2.14)%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $     24.0                 24.8                  24.5

Average net asset ratios assuming expense limitations
  Expenses                                                           1.80%(d)             1.80%                 1.55%(d)
  Net investment income                                             (0.89)%(d)           (0.82)%                0.87%(d)

Average net asset ratios absent expense limitations
  Expenses                                                           1.87%(d)             1.88%                 1.55%(d)
  Net investment income                                             (0.96)%(d)           (0.90)%                0.87%(d)

Portfolio turnover rate                                                31%(d)               44%                   15%(d)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)    Distributions represent less than $0.01 per share in 2000.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)    Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                               From commencement
                                                                Six months ended                            of investment operations
                                                                 June 30, 2002            Year ended          December 5, 2000 to
 Class A Shares                                                   (Unaudited)          December 31, 2001       December 31, 2000
                                                                ---------------      ---------------------    -------------------
 Net asset value, beginning of period                               $  7.77                    9.64                  10.00

 Income from Investment Operations
   Net investment income (a)                                           0.02                      --                     --
   Net gain (loss) on investments (both realized and unrealized)      (0.31)                  (1.87)                 (0.36)
                                                                    -------                 -------                -------
   Total from investment operations                                   (0.29)                  (1.87)                 (0.36)
                                                                    -------                 -------                -------
 Less Distributions
   Net investment income (b)                                             --                      --                     --
   Net realized gain (c)                                                 --                      --                     --
                                                                    -------                 -------                -------
   Total distributions                                                   --                      --                     --
                                                                    -------                 -------                -------
 Net asset value, end of period                                     $  7.48                    7.77                   9.64
                                                                    =======                 =======                =======
 Total Return (d)                                                     (3.73)%                (19.35)%                (3.56)%

 Ratios/Supplemental Data
 Net assets, end of period (millions)                               $  19.4                    20.8                   24.1

 Average net asset ratios assuming expense limitations
   Expenses                                                            1.50%(e)                1.50%                  1.50%(e)
   Net investment income                                               0.63%(e)                0.05%                  0.71%(e)

 Average net asset ratios absent expense limitations
   Expenses                                                            1.97%(e)                1.75%                  2.05%(e)
   Net investment income                                               0.16%(e)               (0.20)%                 0.16%(e)

 Portfolio turnover rate                                                 13%(e)                  26%                     6%(e)

 (a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
 (b) Distributions represent less than $0.01 per share in 2001 and 2000.
 (c) Distributions represent less than $0.01 per share in 2001.
 (d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
 (e) Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                               From commencement
                                                                    Six months ended                        of investment operations
                                                                     June 30, 2002          Year ended        December 5, 2000 to
                                                                      (Unaudited)        December 31, 2001     December 31, 2000
                                                                    ----------------     -----------------  ------------------------
 Class B Shares
 Net asset value, beginning of period                                  $    7.74          $    9.64                  10.00

 Income from Investment Operations
   Net investment income (a)                                                0.01              (0.03)                    --
   Net gain (loss) on investments (both realized and unrealized)           (0.32)             (1.87)                 (0.36)
                                                                       ---------          ---------               --------
   Total from investment operations                                        (0.31)             (1.90)                 (0.36)
                                                                       ---------          ---------               --------
 Less Distributions
   Net investment income (b)                                                  --                 --                     --
   Net realized gain (c)                                                      --                 --                     --
                                                                       ---------          ---------               --------
   Total distributions                                                        --                 --                     --
                                                                       ---------          ---------               --------
 Net asset value, end of period                                        $    7.43               7.74                   9.64
                                                                       =========          =========               ========
 Total Return (d)                                                          (4.01)%           (19.66)%                (3.58)%

 Ratios/Supplemental Data
 Net assets, end of period (millions)                                  $    19.7               19.8                   24.1

 Average net asset ratios assuming expense limitations
   Expenses                                                                 1.90%(e)           1.90%                  1.90%(e)
   Net investment income                                                    0.23%(e)          (0.35)%                 0.31%(e)

 Average net asset ratios absent expense limitations
   Expenses                                                                 2.37%(e)           2.15%                  2.05%(e)
   Net investment income                                                   (0.24)%(e)         (0.60)%                 0.16%(e)

 Portfolio turnover rate                                                      13%(e)             26%                     6%(e)

 (a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
 (b) Distributions represent less than $0.01 per share in 2001 and 2000.
 (c) Distributions representing less than $.01 per share were made in 2001.
 (d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
 (e) Determined on an annualized basis.

                See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                               From commencement
                                                                    Six months ended                       of investment operations
                                                                     June 30, 2002         Year ended        December 18, 2000 to
                                                                      (Unaudited)       December 31, 2001     December 31, 2000
                                                                    ----------------    -----------------  -------------------------
Class A Shares
Net asset value, beginning of period                                  $     8.66               9.98                  10.00

 Income from Investment Operations
   Net investment income (a) (b)                                            0.03               0.05                     --
   Net gain (loss) on investments (both realized and unrealized) (a)       (1.20)             (1.33)                 (0.02)
                                                                       ---------           --------               --------
   Total from investment operations                                        (1.17)             (1.28)                 (0.02)
                                                                       ---------           --------               --------

 Less Distributions
   Net investment income (c)                                                  --              (0.04)                    --
   Net realized gain (d)                                                      --                 --                     --
                                                                       ---------           --------               --------
   Total distributions                                                        --              (0.04)                    --
                                                                       ---------           --------               --------
 Net asset value, end of period                                        $    7.49               8.66                   9.98
                                                                       =========           ========               ========
 Total Return (e)                                                         (13.51)%           (12.75)%                (0.19)%

 Ratios/Supplemental Data
 Net assets, end of period (millions)                                  $    41.2               32.4                   25.0

 Average net asset ratios assuming expense limitations
   Expenses (a)                                                             0.80%(f)           0.80%                  0.80%(f)
   Net investment income (a)                                                0.70%(f)           0.57%                  0.41%(f)

 Average net asset ratios absent expense limitations
   Expenses (a)                                                             0.89%(f)           0.90%                  2.96%(f)
   Net investment income (a)                                                0.61%(f)           0.47%                 (1.75)%(f)

Portfolio turnover rate                                                        3%(g)              9%(g)                 10%(g)

 (a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.43%, respectively, relating to the Master Index Portfolio.
 (b) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
 (c) Distributions represent less than $0.01 per share in 2000.
 (d) Distributions represent less than $0.01 per share in 2001.
 (e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
 (f) Determined on an annualized basis.
 (g) Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

                See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                            Six months ended                          of investment operations
                                                             June 30, 2002          Year ended          December 18, 2000 to
                                                              (Unaudited)        December 31, 2001        December 31, 2000
                                                          -------------------  ---------------------  ------------------------
Class B Shares
Net asset value, beginning of period                              8.66                  9.98                    10.00

Income from Investment Operations
  Net investment income (a) (b)                                   0.01                  0.01                       --
  Net gain (loss) on investments (both realized and
  unrealized) (a)                                                (1.20)                (1.31)                   (0.02)
                                                              --------              --------                  -------
  Total from investment operations                               (1.19)                (1.30)                   (0.02)
                                                              --------              --------                  -------
Less Distributions
  Net investment income (c)                                         --                 (0.02)                      --
  Net realized gain (d)                                             --                    --                       --
                                                              --------              --------                  -------
  Total distributions                                               --                 (0.02)                      --
                                                              --------              --------                  -------
Net asset value, end of period                                 $  7.47                  8.66                     9.98
                                                              ========              ========                  =======
Total Return (e)                                                (13.74)%              (13.03)%                  (0.20)%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $  30.2                  26.1                     24.9

Average net asset ratios assuming expense limitations
  Expenses (a)                                                    1.20%(f)              1.20%                    1.20%(f)
  Net investment income (a)                                       0.30%(f)              0.17%                    0.01%(f)

Average net asset ratios absent expense limitations
  Expenses (a)                                                    1.29%(f)              1.30%                    2.95%(f)
  Net investment income (a)                                       0.21%(f)              0.07%                   (1.75)%(f)

Portfolio turnover rate                                              3%(g)                 9%(g)                   10%(g)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.43%, respectively, relating to the Master Index Portfolio.
(b) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)    Distributions represent less than $0.01 per share in 2000.
(d)    Distributions represent less than $0.01 per share in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f)    Determined on an annualized basis.
(g)    Amount represents the portfolio turnover rate of the Master Index
       Portfolio.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                            Six months ended                          of investment operations
                                                             June 30, 2002          Year ended           October 31, 2000 to
Class A Shares                                                (Unaudited)        December 31, 2001        December 31, 2000
                                                          -------------------  ---------------------  ------------------------
Net asset value, beginning of period                           $    10.37           $   10.43                   10.00

Income from Investment Operations
  Net investment income (a) (b)                                      0.02                0.06                    0.01
  Net gain (loss) on investments (both realized and
  unrealized) (a)                                                   (0.53)               0.10                    0.43
                                                               ----------           ---------                --------
  Total from investment operations                                  (0.51)               0.16                    0.44
                                                               ----------           ---------                --------
Less Distributions
  Net investment income                                                --               (0.07)                  (0.01)
  Net realized gain                                                    --               (0.15)                     --
                                                               ----------           ---------                --------
  Total distributions                                                  --               (0.22)                  (0.01)
                                                               ----------           ---------                --------
Net asset value, end of period                                 $     9.86               10.37                   10.43
                                                               ==========           =========                ========
Total Return (c)                                                    (4.92)%              1.42%                   4.36%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $     31.2                29.4                    26.1

Average net asset ratios assuming expense limitations
  Expenses (a)                                                       0.95%(d)            0.95%                   0.95%(d)
  Net investment income (a)                                          0.44%(d)            0.61%                   2.75%(d)

Average net asset ratios absent expense limitations
  Expenses (a)                                                       1.08%(d)            1.08%                   3.21%(d)
  Net investment income (a)                                          0.31%(d)            0.48%                   0.51%(d)

Portfolio turnover rate                                                 3%(e)              46%(e)                   0%(f)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.29%, respectively, relating to the Master Index Portfolio.
(b) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)    Determined on an annualized basis.
(e)    Amount represents the portfolio turnover rate of the Master Index
       Portfolio.
(f) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                  From commencement
                                                            Six months ended                   of investment operations
                                                              June 30, 2002     Year ended       December 18, 2000 to
Class B Shares                                                (Unaudited)    December 31, 2001    December 31, 2000
                                                              ------------   -----------------    -----------------
Net asset value, beginning of period                           $ 10.36            10.43                 10.00

Income from Investment Operations
  Net investment income (a) (b) (c)                                 --             0.02                  0.01
  Net gain (loss) on investments (both realized and
  unrealized) (a)                                                (0.53)            0.09                  0.43
                                                               -------           ------                ------
  Total from investment operations                               (0.53)            0.11                  0.44
                                                               -------           ------                ------
Less Distributions
  Net investment income                                             --            (0.03)                (0.01)
  Net realized gain                                                 --            (0.15)                   --
                                                               -------           ------                ------
  Total distributions                                               --            (0.18)                (0.01)
                                                               -------           ------                ------
Net asset value, end of period                                 $  9.83            10.36                 10.43
                                                               =======           ======                ======
Total Return (d)                                                 (5.12)%           1.03%                 4.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $  28.1             27.5                  26.1

Average net asset ratios assuming expense limitations
  Expenses (a)                                                    1.35%(e)         1.35%                 1.35%(e)
  Net investment income (a)                                       0.04%(e)         0.21%                 2.37%(e)

Average net asset ratios absent expense limitations
  Expenses (a)                                                    1.48%(e)         1.48%                 3.21%(e)
  Net investment income (a)                                      (0.09)%(e)        0.08%                 0.51%(e)

Portfolio turnover rate                                              3%(f)           46%                    0%(g)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.29%, respectively, relating to the Master Index Portfolio.
(b) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c) Net investment income was less than $0.01 per share as of June 30, 2002.
(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e) Determined on an annualized basis.
(f) Amount represents the portfolio turnover rate of the Master Index Portfolio.
(g) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                From commencement
                                                        Six months ended                     of investment operations
                                                         June 30, 2002        Year ended       December 18, 2000 to
Class A Shares                                            (Unaudited)     December 31, 2001      December 31, 2000
                                                          -----------     -----------------      -----------------
Net asset value, beginning of period                        $ 7.87           $ 10.15                   10.00

Income from Investment Operations
  Net investment income (a) (b)                               0.06              0.05                      --
  Net gain (loss) on investments (both realized and
  unrealized) (a)                                            (0.23)            (2.31)                   0.15
                                                            ------           -------                  ------
  Total from investment operations                           (0.17)            (2.26)                   0.15
                                                            ------           -------                  ------
Less Distributions
  Net investment income (c)                                     --             (0.02)                     --
  Net realized gain (d)                                         --                --                      --
                                                            ------           -------                  ------
  Total distributions                                           --             (0.02)                     --
                                                            ------           -------                  ------
Net asset value, end of period                              $ 7.70              7.87                   10.15
                                                            ======           =======                  ======
Total Return (e)                                             (2.16)%          (22.19)%                  1.50%

Ratios/Supplemental Data
Net assets, end of period (millions)                        $ 20.5              21.0                    25.4

Average net asset ratios assuming expense limitations
  Expenses (a)                                                1.15%(f)          1.15%                   1.15%(f)
  Net investment income (a)                                   1.66%(f)          0.59%                   0.67%(f)

Average net asset ratios absent expense limitations
  Expenses (a)                                                1.33%(f)          1.29%                   3.36%(f)
  Net investment income (a)                                   1.48%(f)          0.45%                  (1.54)%(f)

Portfolio turnover rate                                         10%(g)             7%(g)                  45%(g)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 2.51%, respectively, relating to the Master Index Portfolio.
(b) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c) Distributions represent less than $0.01 per share in 2000.
(d) Distributions representing less than $.01 per share were made in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f) Determined on an annualized basis.
(g) Amount represents the portfolio turnover rate of the Master Index Portfolio.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                     From commencement
                                                            Six months ended                   of investment operations
                                                             June 30, 2002      Year ended        December 18, 2000 to
Class B Shares                                                (Unaudited)    December 31, 2001      December 31, 2000
                                                              ------------   -----------------      -----------------
Net asset value, beginning of period                             7.87              10.15                  10.00

Income from Investment Operations
   Net investment income (a)                                     0.05               0.02                     --
   Net gain (loss) on investments (both realized and
   unrealized) (b)                                              (0.24)             (2.30)                  0.15
                                                               ------             ------                  -----
   Total from investment operations                             (0.19)             (2.28)                  0.15
                                                               ------             ------                  -----
Less Distributions
   Net investment income (c)                                       --                 --                     --
   Net realized gain (d)                                           --                 --                     --
                                                               ------             ------                  -----
   Total distributions                                             --                 --                     --
                                                               ------             ------                  -----
Net asset value, end of period                                 $ 7.68               7.87                  10.15
                                                               ======             ======                  =====
Total Return (e)                                                (2.41)%           (22.43)%                 1.51%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $ 20.8               20.2                   25.4

Average net asset ratios assuming expense limitations
   Expenses (b)                                                  1.55%(f)           1.55%                  1.55%(f)
   Net investment income (b)                                     1.26%(f)           0.19%                  0.27%(f)

Average net asset ratios absent expense limitations
   Expenses (b)                                                  1.73%(f)           1.69%                  3.36%(f)
   Net investment income (b)                                     1.08%(f)           0.05%                  0.00%(f)

Portfolio turnover rate                                            10%(g)              7%(g)                 45%(g)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 2.51%, respectively, relating to the Master Index Portfolio.
(c) Distributions represent less than $0.01 per share in 2000.
(d) Distributions represent less than $0.01 per share in 2001.
(e) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(f) Determined on an annualized basis.
(g) Amount represents the portfolio turnover rate of the Master Index Portfolio.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                   From commencement
                                                            Six months ended                   of investment operations
                                                             June 30, 2002       Year ended       October 31, 2000 to
Class A Shares                                                (Unaudited)    December 31, 2001     December 31, 2000
                                                              ------------   -----------------     -----------------
Net asset value, beginning of period                           $  8.98           $   9.78               10.00

Income from Investment Operations
  Net investment income (a)                                       0.08               0.24                0.05
  Net gain (loss) on investments (both realized and
  unrealized)                                                    (0.59)             (0.79)              (0.22)
                                                               -------           --------              ------
  Total from investment operations                               (0.51)             (0.55)              (0.17)
                                                               -------           --------              ------
Less Distributions
  Net investment income                                          (0.08)             (0.23)              (0.05)
  Net realized gain                                                  -              (0.02)                 --
                                                               -------           --------              ------
 Total distributions                                             (0.08)             (0.25)              (0.05)
                                                               -------           --------              ------
Net asset value, end of period                                 $  8.39               8.98                9.78
                                                               =======           ========              ======
Total Return (b)                                                 (5.81)%            (5.67)%             (1.71)%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $  39.6               29.3                24.6

Average net asset ratios assuming expense limitations
  Expenses                                                        0.50%(c)           0.09%               0.00%(c)
  Net investment income                                           1.79%(c)           2.62%               3.04%(c)

Average net asset ratios absent expense limitations
  Expenses                                                        0.61%(c)           0.21%               0.21%(c)
  Net investment income                                           1.68%(c)           2.50%               2.83%(c)

Portfolio turnover rate                                              0%(c)              6%                 11%(c)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized, and sales charges are not reflected in total return.
(c) Determined on an annualized basis.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                       From commencement
                                                            Six months ended                       of investment operations
                                                             June 30, 2002        Year ended          October 31, 2000 to
Class B Shares                                                (Unaudited)      December 31, 2002       December 31, 2000
                                                              -----------      -----------------       -----------------
Net asset value, beginning of period                           $  8.97          $    9.78                  10.00

Income from Investment Operations
  Net investment income (a)                                       0.06               0.23                   0.05
  Net gain (loss) on investments (both realized and
  unrealized)                                                    (0.58)             (0.79)                 (0.22)
                                                               -------          ---------                 ------
  Total from investment operations                               (0.52)             (0.56)                 (0.17)
                                                               -------          ---------                 ------
Less Distributions
  Net investment income                                          (0.06)             (0.23)                 (0.05)
  Net realized gain                                                 --              (0.02)                    --
                                                               -------          ---------                 ------
  Total distributions                                            (0.06)             (0.25)                 (0.05)
                                                               -------          ---------                 ------
Net asset value, end of period                                 $  8.39               8.97                   9.78
                                                               =======          =========                 ======
Total Return (b)                                                 (5.89)%            (5.90)%                (1.71)%

Ratios/Supplemental Data
Net assets, end of period (millions)                           $  29.4               25.9                   24.6

Average net asset ratios assuming expense limitations
  Expenses                                                        0.90%(c)           0.15%                  0.00%(c)
  Net investment income                                           1.39%(c)           2.46%                  3.04%(c)

Average net asset ratios absent expense limitations
  Expenses                                                        1.01%(c)           0.21%                  0.21%(c)
  Net investment income                                           1.28%(c)           2.34%                  2.83%(c)

Portfolio turnover rate                                              0%(c)              6%                    11%(c)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized, and sales charges are not reflected in total return.
(c) Determined on an annualized basis.

                See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                   From commencement
                                                          Six months ended                     of investment operations
                                                            June 30, 2002      Year ended          October 31, 2000 to
Class A Shares                                               (Unaudited)    December 31, 2001       December 31, 2000
                                                             -----------    -----------------       -----------------
Net asset value, beginning of period                          $ 10.35           $ 10.25                    10.00

Income from Investment Operations
  Net investment income                                          0.26              0.60                     0.10
  Net gain (loss) on investments (both realized and
  unrealized)                                                    0.02              0.14                     0.25
                                                              -------           -------                   ------
  Total from investment operations                               0.28              0.74                     0.35
                                                              -------           -------                   ------
Less Distributions
  Net investment income                                         (0.26)            (0.60)                   (0.10)
  Net realized gain                                                --             (0.04)                      --
                                                              -------           -------                   ------
  Total distributions                                           (0.26)            (0.64)                   (0.10)
                                                              -------           -------                   ------
Net asset value, end of period                                $ 10.37             10.35                    10.25
                                                              =======           =======                   ======
Total Return (a)                                                 2.77%             7.42%                    3.54%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $  31.5              21.0                     25.5

Average net asset ratios assuming expense limitations
  Expenses                                                       0.70%(b)          0.70%                    0.29%(b)
  Net investment income                                          5.19%(b)          5.74%                    6.35%(b)

Average net asset ratios absent expense limitations
  Expenses                                                       0.73%(b)          0.73%                    0.29%(b)
  Net investment income                                          5.16%(b)          5.71%                    6.35%(b)

Portfolio turnover rate                                            14%(b)            26%                     190%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Determined on an annualized basis.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                 From commencement
                                                         Six months ended                    of investment operations
                                                          June 30, 2002        Year ended       October 31, 2000 to
Class B Shares                                            (Unaudited)      December 31, 2001     December 31, 2000
                                                          -------------    -----------------     ------------------
Net asset value, beginning of period                          $10.35            $ 10.25               10.00

Income from Investment Operations
  Net investment income                                         0.24               0.56                0.10
  Net gain (loss) on investments (both realized and
  unrealized)                                                   0.02               0.14                0.25
                                                              ------            -------              ------
  Total from investment operations                              0.26               0.70                0.35
                                                              ------            -------              ------

Less Distributions
  Net investment income                                        (0.24)             (0.56)              (0.10)
  Net realized gain                                               --              (0.04)                 --
                                                              ------            -------              ------
  Total distributions                                          (0.24)             (0.60)              (0.10)
                                                              ------            -------              ------
Net asset value, end of period                                $10.37              10.35               10.25
                                                              ======            =======              ======
Total Return (a)                                                2.57%              7.00%               3.54%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $ 21.8               18.0                25.4

Average net asset ratios assuming expense limitations
  Expenses                                                      1.10%(b)           1.10%               0.29%(b)
  Net investment income                                         4.79%(b)           5.34%               6.35%(b)

Average net asset ratios absent expense limitations
  Expenses                                                      1.13%(b)           1.13%               0.29%(b)
  Net investment income                                         4.76%(b)           5.31%               6.35%(b)

Portfolio turnover rate                                           14%(b)             26%                190%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                              From commencement
                                                                      Six months ended                     of investment operations
                                                                       June 30, 2002        Year ended       October 31, 2000 to
Class A Shares                                                         (Unaudited)       December 31, 2001     December 31, 2000
                                                                       ------------      -----------------     -----------------
Net asset value, beginning of period                                      $10.23                10.29                10.00

Income from Investment Operations
  Net investment income                                                     0.22                 0.44                 0.09
  Net gain (loss) on investments (both realized and unrealized)             0.34                (0.06)                0.29
                                                                          ------               ------               ------
  Total from investment operations                                          0.56                 0.38                 0.38
                                                                          ------               ------               ------
Less Distributions
  Net investment income                                                    (0.22)               (0.44)               (0.09)
                                                                          ------               ------               ------
  Total distributions                                                      (0.22)               (0.44)               (0.09)
                                                                          ------               ------               ------
Net asset value, end of period                                            $10.57                10.23                10.29
                                                                          ======               ======               ======
Total Return (a)                                                            5.47%                3.77%                3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                                      $ 32.2                 29.0                 26.0

Average net asset ratios assuming expense limitations
  Expenses                                                                  0.70%(b)             0.70%                0.36%(b)
  Net investment income                                                     4.22%(b)             4.26%                5.47%(b)

Average net asset ratios absent expense limitations
  Expenses                                                                  0.73%(b)             0.71%                0.36%(b)
  Net investment income                                                     4.19%(b)             4.25%                5.47%(b)

Portfolio turnover rate                                                        9%(b)                0%                   0%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                    From commencement
                                                          Six months ended                       of investment operations
                                                           June 30, 2002      Year ended           October 31, 2000 to
Class B Shares                                              (Unaudited)     December 31, 2001       December 31, 2000
                                                           --------------   ------------------      ------------------
Net asset value, beginning of period                          $ 10.23            10.29                   10.00

Income from Investment Operations
  Net investment income                                          0.20             0.40                    0.09
  Net gain (loss) on investments (both realized and
  unrealized)                                                    0.34            (0.06)                   0.29
                                                              -------           ------                  ------
  Total from investment operations                               0.54             0.34                    0.38
                                                              -------           ------                  ------
Less Distributions
  Net investment income                                         (0.20)           (0.40)                  (0.09)
                                                              -------           ------                  ------
  Total distributions                                           (0.20)           (0.40)                  (0.09)
                                                              -------           ------                  ------
Net asset value, end of period                                $ 10.57            10.23                   10.29
                                                              =======           ======                  ======
Total Return (a)                                                 5.27%            3.35%                   3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                          $  28.8             27.0                    26.0

Average net asset ratios assuming expense limitations
  Expenses                                                       1.10%(b)         1.10%                   0.36%(b)
  Net investment income                                          3.82%(b)         3.86%                   5.47%(b)

Average net asset ratios absent expense limitations
  Expenses                                                       1.13%(b)         1.11%                   0.36%(b)
  Net investment income                                          3.79%(b)         3.85%                   5.47%(b)

Portfolio turnover rate                                             9%(b)            0%                      0%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Determined on an annualized basis.

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                              Six months ended                        of investment operations
                                                               June 30, 2002      Year ended             December 12, 2000 to
Class A Shares                                                  (Unaudited)     December 31, 2001         December 31, 2000
                                                              ----------------  -----------------     ------------------------
Net asset value, beginning of period                             $  1.00              1.00                       1.00

Income from Investment Operations
  Net investment income (a)                                         0.01              0.04                         --
                                                                 -------            ------                      -----
  Total from investment operations                                  0.01              0.04                         --
                                                                 -------            ------                      -----
Less Distributions
  Net investment income (a)                                        (0.01)            (0.04)                        --
                                                                 -------            ------                      -----
  Total distributions                                              (0.01)            (0.04)                        --
                                                                 -------            ------                      -----
Net asset value, end of period                                   $  1.00              1.00                       1.00
                                                                 =======            ======                      =====
Total Return (b)                                                    0.59%             3.62%                      0.29%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $  18.3              11.0                        5.0

Average net asset ratios assuming expense limitations
  Expenses                                                          0.60%(c)          0.60%                      0.60%(c)
  Net investment income                                             1.20%(c)          3.22%                      5.94%(c)

Average net asset ratios absent expense limitations
  Expenses                                                          0.81%(c)          0.84%                      1.93%(c)
  Net investment income                                             0.99%(c)          2.98%                      4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c) Determined on an annualized basis.

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                          From commencement
                                                              Six months ended                        of investment operations
                                                               June 30, 2002      Year ended             December 12, 2000 to
Class B Shares                                                  (Unaudited)     December 31, 2001         December 31, 2000
                                                              ----------------  -----------------     ------------------------
Net asset value, beginning of period                             $  1.00              1.00                       1.00

Income from Investment Operations
  Net investment income (a)                                           --              0.03                         --
                                                                 -------            ------                      -----
  Total from investment operations                                    --              0.03                         --
                                                                 -------            ------                      -----
Less Distributions
  Net investment income (a)                                           --             (0.03)                        --
                                                                 -------            ------                      -----
  Total distributions                                                 --             (0.03)                        --
                                                                 -------            ------                      -----
Net asset value, end of period                                   $  1.00              1.00                       1.00
                                                                 =======            ======                      =====
Total Return (b)                                                    0.39%             3.21%                      0.27%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $   5.2               5.2                        5.0

Average net asset ratios assuming expense limitations
  Expenses                                                          1.00%(c)          1.00%                      1.00%(c)
  Net investment income                                             0.80%(c)          3.15%                      5.54%(c)

Average net asset ratios absent expense limitations
  Expenses                                                          1.21%(c)          1.26%                      1.93%(c)
  Net investment income                                             0.59%(c)          2.89%                      4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for the period ended June 30, 2002 and the year ended 2000.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c) Determined on an annualized basis.

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

     Security                                     Shares         Value
    ----------                                   --------     -----------
COMMON STOCKS--99.38%
ADVERTISING--0.22%
  Interpublic Group of Companies Inc.             108,757    $  2,692,823
  Omnicom Group Inc.                               53,258       2,439,216
  TMP Worldwide Inc.                     1         31,712         681,808
                                                             ------------
                                                                5,813,847
                                                             ------------

AEROSPACE / DEFENSE--1.76%
  Boeing Co. (The)                                238,807      10,746,315
  General Dynamics Corp.                           57,421       6,106,723
  Goodrich Corp.                                   29,030         793,100
  Lockheed Martin Corp.                           128,309       8,917,475
  Northrop Grumman Corp.                           32,114       4,014,250
  Raytheon Co.                                    113,363       4,619,542
  Rockwell Collins Inc.                            52,044       1,427,046
  United Technologies Corp.                       134,616       9,140,426
                                                             ------------
                                                               45,764,877
                                                             ------------

AIRLINES--0.19%
  AMR Corp.                              1         44,160         744,538
  Delta Air Lines Inc.                             35,083         701,660
  Southwest Airlines Co.                          219,686       3,550,126
                                                             ------------
                                                                4,996,324
                                                             ------------

APPAREL--0.31%
  Jones Apparel Group Inc.               1         36,664       1,374,900
  Liz Claiborne Inc.                               30,363         965,543
  Nike Inc. "B"                                    76,419       4,099,879
  Reebok International Ltd.              1         16,938         499,671
  VF Corp.                                         31,348       1,229,155
                                                             ------------
                                                                8,169,148
                                                             ------------

AUTO MANUFACTURERS--0.72%
  Ford Motor Company                              516,056       8,256,896
  General Motors Corp. "A"                        159,670       8,534,361
  Navistar International Corp.                     17,214         550,848
  PACCAR Inc.                                      32,973       1,463,672
                                                             ------------
                                                               18,805,777
                                                             ------------

AUTO PARTS & EQUIPMENT--0.26%
  Cooper Tire & Rubber Co.                         20,819         427,830
  Dana Corp.                                       42,295         783,726
  Delphi Automotive Systems Corp.                 159,678       2,107,750
  Goodyear Tire & Rubber Co. (The)                 46,485         869,734
  TRW Inc.                                         36,275       2,066,949
  Visteon Corp.                                    37,234         528,723
                                                             ------------
                                                                6,784,712
                                                             ------------

BANKS--8.20%
  AmSouth Bancorp                                 102,952       2,304,066
  Bank of America Corp.                           438,223      30,833,370
  Bank of New York Co. Inc. (The)                 207,228       6,993,945
  Bank One Corp.                                  334,151      12,858,130
  BB&T Corp.                                      136,432       5,266,275
  Charter One Financial Inc.                       63,985       2,199,804
  Comerica Inc.                                    50,167       3,080,254
  Fifth Third Bancorp                             167,648      11,173,739
  First Tennessee National Corp.                   36,095       1,382,438
  FleetBoston Financial Corp.                     298,062       9,642,306
  Golden West Financial Corp.                      44,081       3,031,891
  Huntington Bancshares Inc.                       70,388       1,366,935
  JP Morgan Chase & Co.                           566,802      19,225,924
  KeyCorp                                         121,264       3,310,507
  Marshall & Ilsley Corp.                          60,412       1,868,543
  Mellon Financial Corp.                          125,552       3,946,099
  National City Corp.                             173,350       5,763,887
  Northern Trust Corp.                             63,119       2,781,023
  PNC Financial Services Group (The)               80,850       4,226,838
  Regions Financial Corp.                          65,294       2,295,084
  SouthTrust Corp.                                 98,702       2,578,096
  State Street Corp.                               92,593       4,138,907
  SunTrust Banks Inc.                              81,486       5,518,232
  Synovus Financial Corp.                          84,068       2,313,551
  U.S. Bancorp                                    544,233      12,707,841
  Union Planters Corp.                             57,701       1,867,781
  Wachovia Corp.                                  389,628      14,875,997
  Washington Mutual Inc.                          277,356      10,292,681
  Wells Fargo & Co.                               487,003      24,379,370
  Zions Bancorporation                             26,124       1,361,060
                                                             ------------
                                                              213,584,574
                                                             ------------

BEVERAGES--3.21%
  Anheuser-Busch Companies Inc.                   249,528      12,476,400
  Brown-Forman Corp. "B"                           19,447       1,341,843
  Coca-Cola Co. (The)                             707,077      39,596,312
  Coca-Cola Enterprises Inc.                      127,168       2,807,869
  Coors (Adolf) Company "B"                        10,270         639,821
  Pepsi Bottling Group Inc.                        80,449       2,477,829
  PepsiCo Inc.                                    503,343      24,261,133
                                                             ------------
                                                               83,601,207
                                                             ------------

BIOTECHNOLOGY--0.80%
  Amgen Inc.                             1        295,784      12,387,434
  Biogen Inc.                            1         42,282       1,751,743
  Chiron Corp.                           1         54,093       1,912,188
  Genzyme Corp. - General Division       1         60,879       1,171,312
  Immunex Corp.                          1        157,169       3,511,155
                                                             ------------
                                                               20,733,832
                                                             ------------

BUILDING MATERIALS--0.25%
  American Standard Companies Inc.       1         20,662       1,551,716
  Masco Corp.                                     137,759       3,734,646
  Vulcan Materials Co.                             28,873       1,264,637
                                                             ------------
                                                                6,550,999
                                                             ------------

CHEMICALS--1.49%
  Air Products & Chemicals Inc.                    64,681       3,264,450

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                     Shares        Value
    ----------                                   --------    ------------
  Ashland Inc.                                     19,753    $    799,996
  Dow Chemical Co. (The)                          258,402       8,883,861
  Du Pont (E.I.) de Nemours & Co.                 282,747      12,553,967
  Eastman Chemical Co.                             22,004       1,031,988
  Engelhard Corp.                                  36,889       1,044,696
  Great Lakes Chemical Corp.                       14,288         378,489
  Hercules Inc.                          1         31,041         360,076
  PPG Industries Inc.                              48,048       2,974,171
  Praxair Inc.                                     46,505       2,649,390
  Rohm & Haas Co. "A"                              62,893       2,546,538
  Sherwin-Williams Co. (The)                       43,451       1,300,488
  Sigma-Aldrich Corp.                              20,836       1,044,925
                                                             ------------
                                                               38,833,035
                                                             ------------

COMMERCIAL SERVICES--1.10%
  Apollo Group Inc. "A"                  1         49,162       1,937,966
  Block (H & R) Inc.                               52,241       2,410,922
  Cendant Corp.                          1        296,952       4,715,598
  Concord EFS Inc.                       1        145,338       4,380,487
  Convergys Corp.                        1         49,223         958,864
  Deluxe Corp.                                     18,054         702,120
  Donnelley (R.R.) & Sons Co.                      32,246         888,377
  Ecolab Inc.                                      36,714       1,697,288
  Equifax Inc.                                     41,218       1,112,886
  McKesson Corp.                                   81,833       2,675,939
  Moody's Corp.                                    43,927       2,185,368
  Paychex Inc.                                    106,785       3,341,303
  Quintiles Transnational Corp.          1         33,793         422,075
  Robert Half International Inc.         1         50,151       1,168,518
                                                             ------------
                                                               28,597,711
                                                             ------------

COMPUTERS--4.73%
  Apple Computer Inc.                    1        101,262       1,794,363
  Cisco Systems Inc.                     1      2,084,319      29,076,250
  Computer Sciences Corp.                1         48,646       2,325,279
  Dell Computer Corp.                    1        738,960      19,316,414
  Electronic Data Systems Corp.                   136,370       5,066,145
  EMC Corp.                              1        632,963       4,778,871
  Gateway Inc.                           1         92,246         409,572
  Hewlett-Packard Co.                             859,511      13,133,328
  International Business Machines Corp.           487,348      35,089,056
  Lexmark International Inc. "A"         1         36,936       2,009,318
  NCR Corp.                              1         28,036         970,046
  Network Appliance Inc.                 1         95,043       1,182,335
  Palm Inc.                              1        164,909         290,240
  Sun Microsystems Inc.                  1        924,163       4,630,057
  Unisys Corp.                           1         91,623         824,607
  Veritas Software Corp.                 1        116,493       2,305,396
                                                             ------------
                                                              123,201,277
                                                             ------------

COSMETICS / PERSONAL CARE--2.51%
  Alberto-Culver Co. "B"                           16,449         786,262
  Avon Products Inc.                               67,313       3,516,431
  Colgate-Palmolive Co.                           155,758       7,795,688
  Gillette Co. (The)                              300,853      10,189,891
  International Flavors & Fragrances Inc.          26,830         871,707
  Kimberly-Clark Corp.                            147,717       9,158,454
  Procter & Gamble Co.                            369,979      33,039,125
                                                             ------------
                                                               65,357,558
                                                             ------------

DISTRIBUTION / WHOLESALE--0.31%
  Costco Wholesale Corp.                 1        129,265       4,992,214
  Genuine Parts Co.                                49,605       1,729,726
  Grainger (W.W.) Inc.                             26,657       1,335,516
                                                             ------------
                                                                8,057,456
                                                             ------------

DIVERSIFIED FINANCIAL SERVICES--6.44%
  American Express Co.                            378,609      13,751,079
  Bear Stearns Companies Inc. (The)                28,375       1,736,550
  Capital One Financial Corp.                      62,594       3,821,364
  Citigroup Inc.                                1,465,290      56,779,988
  Countrywide Credit Industries Inc.               35,185       1,697,676
  Fannie Mae                                      283,887      20,936,666
  Franklin Resources Inc.                          74,558       3,179,153
  Freddie Mac                                     197,856      12,108,787
  Household International Inc.                    129,964       6,459,211
  Lehman Brothers Holdings Inc.                    69,475       4,343,577
  MBNA Corp.                                      242,491       8,019,177
  Merrill Lynch & Co. Inc.                        245,589       9,946,354
  Morgan Stanley Dean Witter & Co.                313,614      13,510,491
  Providian Financial Corp.                        82,198         483,324
  Schwab (Charles) Corp. (The)                    390,394       4,372,413
  SLM Corp.                                        44,221       4,285,015
  Stilwell Financial Inc.                          63,301       1,152,078
  T. Rowe Price Group Inc.                         35,224       1,158,165
                                                             ------------
                                                              167,741,068
                                                             ------------

ELECTRIC--2.68%
  AES Corp. (The)                        1        152,106         824,415
  Allegheny Energy Inc.                            35,728         919,996
  Ameren Corp.                                     41,093       1,767,410
  American Electric Power Co. Inc.                 96,474       3,860,889
  Calpine Corp.                          1        106,447         748,322
  Cinergy Corp.                                    47,563       1,711,792
  CMS Energy Corp.                                 38,374         421,347
  Consolidated Edison Inc.                         60,536       2,527,378
  Constellation Energy Group Inc.                  46,697       1,370,090
  Dominion Resources Inc.                          78,739       5,212,522
  DTE Energy Co.                                   47,443       2,117,856
  Duke Energy Corp.                               236,234       7,346,877
  Edison International                   1         92,753       1,576,801
  Entergy Corp.                                    63,848       2,709,709
  Exelon Corp.                                     91,670       4,794,341
  FirstEnergy Corp.                                84,732       2,828,354
  FPL Group Inc.                                   50,107       3,005,919
  Mirant Corp.                           1        114,436         835,383
  NiSource Inc.                                    59,078       1,289,673
  PG&E Corp.                             1        110,858       1,983,250

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                     Shares         Value
    ----------                                   --------    ------------
  Pinnacle West Capital Corp.                      24,143    $    953,648
  PPL Corp.                                        41,889       1,385,688
  Progress Energy Inc.                             62,982       3,275,694
  Public Service Enterprise Group Inc.             58,710       2,542,143
  Reliant Energy Inc.                              86,419       1,460,481
  Southern Co.                                    200,557       5,495,262
  TECO Energy Inc.                                 43,817       1,084,471
  TXU Corp.                                        75,811       3,908,057
  Xcel Energy Inc.                                112,218       1,881,896
                                                             ------------
                                                               69,839,664
                                                             ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.35%
  American Power Conversion Corp.        1         55,787         704,590
  Emerson Electric Co.                            119,850       6,413,174
  Molex Inc.                                       55,093       1,847,268
  Power-One Inc.                         1         22,520         140,074
                                                             ------------
                                                                9,105,106
                                                             ------------

ELECTRONICS--0.60%
  Agilent Technologies Inc.              1        132,164       3,125,679
  Applera Corp. - Applied Biosystems Group         60,462       1,178,404
  Jabil Circuit Inc.                     1         56,239       1,187,205
  Johnson Controls Inc.                            25,226       2,058,694
  Millipore Corp.                                  13,759         440,013
  Parker Hannifin Corp.                            33,509       1,601,395
  PerkinElmer Inc.                                 35,791         395,491
  Sanmina-SCI Corp.                      1        149,198         941,439
  Solectron Corp.                        1        234,270       1,440,761
  Symbol Technologies Inc.                         65,276         554,846
  Tektronix Inc.                         1         25,969         485,880
  Thermo Electron Corp.                  1         49,065         809,573
  Thomas & Betts Corp.                             16,596         308,686
  Waters Corp.                           1         37,399         998,553
                                                             ------------
                                                               15,526,619
                                                             ------------

ENGINEERING & CONSTRUCTION--0.03%
  Fluor Corp.                                      22,933         893,240
                                                             ------------
                                                                  893,240
                                                             ------------

ENTERTAINMENT--0.06%
  International Game Technology          1         25,650       1,454,355
                                                             ------------
                                                                1,454,355
                                                             ------------

ENVIRONMENTAL CONTROL--0.20%
  Allied Waste Industries Inc.           1         56,125         538,800
  Waste Management Inc.                           175,953       4,583,576
                                                             ------------
                                                                5,122,376
                                                             ------------

FOOD--2.40%
  Albertson's Inc.                                115,775       3,526,507
  Archer-Daniels-Midland Co.                      185,483       2,372,328
  Campbell Soup Co.                               116,778       3,230,079
  ConAgra Foods Inc.                              152,937       4,228,708
  General Mills Inc.                              104,291       4,597,147
  Heinz (H.J.) Co.                                 99,740       4,099,314
  Hershey Foods Corp.                              38,857       2,428,563
  Kellogg Co.                                     116,466       4,176,471
  Kroger Co.                             1        226,071       4,498,813
  Safeway Inc.                           1        137,588       4,016,194
  Sara Lee Corp.                                  223,334       4,609,614
  SUPERVALU Inc.                                   37,909         929,908
  Sysco Corp.                                     188,848       5,140,443
  Unilever NV - NY Shares                         162,719      10,544,191
  Winn-Dixie Stores Inc.                           40,017         623,865
  Wrigley (William Jr.) Co.                        64,151       3,550,758
                                                             ------------
                                                               62,572,903
                                                             ------------

FOREST PRODUCTS & PAPER--0.65%
  Boise Cascade Corp.                              16,570         572,162
  Georgia-Pacific Corp.                            65,552       1,611,268
  International Paper Co.                         137,475       5,991,160
  Louisiana-Pacific Corp.                          29,769         315,254
  MeadWestvaco Corp.                               56,887       1,909,128
  Plum Creek Timber Co. Inc.                       52,574       1,614,022
  Temple-Inland Inc.                               15,077         872,355
  Weyerhaeuser Co.                                 62,190       3,970,832
                                                             ------------
                                                               16,856,181
                                                             ------------

GAS--0.14%
  KeySpan Corp.                                    40,062       1,508,334
  Nicor Inc.                                       12,604         576,633
  Peoples Energy Corp.                             10,096         368,100
  Sempra Energy                                    58,454       1,293,587
                                                             ------------
                                                                3,746,654
                                                             ------------

HAND / MACHINE TOOLS--0.10%
  Black & Decker Corp.                             22,899       1,103,732
  Snap-On Inc.                                     16,561         491,696
  Stanley Works (The)                              24,273         995,436
                                                             ------------
                                                                2,590,864
                                                             ------------

HEALTH CARE--4.50%
  Aetna Inc.                                       41,542       1,992,770
  Bard (C.R.) Inc.                                 14,974         847,229
  Bausch & Lomb Inc.                               15,348         519,530
  Baxter International Inc.                       171,122       7,606,373
  Becton Dickinson & Co.                           73,543       2,533,556
  Biomet Inc.                                      76,292       2,069,039
  Boston Scientific Corp.                1        115,575       3,388,659
  Guidant Corp.                          1         87,105       2,633,184
  HCA Inc.                                        146,337       6,951,008
  Health Management Associates Inc. "A"  1         68,692       1,384,144
  HEALTHSOUTH Corp.                      1        112,024       1,432,787
  Humana Inc.                            1         48,176         752,991
  Johnson & Johnson                               857,243      44,799,519
  Manor Care Inc.                        1         28,556         656,788
  Medtronic Inc.                                  345,624      14,809,988

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                     Shares        Value
    ----------                                   --------    ------------
  St. Jude Medical Inc.                  1         25,084    $  1,852,453
  Stryker Corp.                          1         56,180       3,006,192
  Tenet Healthcare Corp.                 1         92,769       6,637,622
  UnitedHealth Group Inc.                          87,664       8,025,639
  WellPoint Health Networks Inc.         1         41,284       3,212,308
  Zimmer Holdings Inc.                   1         55,286       1,971,499
                                                             ------------
                                                              117,083,278
                                                             ------------

HOME BUILDERS--0.11%
  Centex Corp.                                     17,426       1,007,049
  KB HOME                                          14,618         752,973
  Pulte Homes Inc.                                 17,330         996,128
                                                             ------------
                                                                2,756,150
                                                             ------------

HOME FURNISHINGS--0.14%
  Leggett & Platt Inc.                             55,805       1,305,837
  Maytag Corp.                                     22,075         941,499
  Whirlpool Corp.                                  19,343       1,264,258
                                                             ------------
                                                                3,511,594
                                                             ------------

HOUSEHOLD PRODUCTS / WARES--0.40%
  American Greetings Corp. "A"                     18,547         308,993
  Avery Dennison Corp.                             31,272       1,962,318
  Clorox Co.                                       65,576       2,711,568
  Fortune Brands Inc.                              42,750       2,394,000
  Newell Rubbermaid Inc.                           75,996       2,664,420
  Tupperware Corp.                                 16,584         344,781
                                                             ------------
                                                               10,386,080
                                                             ------------

INSURANCE--4.79%
  ACE Ltd.                                         74,646       2,358,814
  AFLAC Inc.                                      147,488       4,719,616
  Allstate Corp. (The)                            201,960       7,468,481
  Ambac Financial Group Inc.                       30,172       2,027,558
  American International Group Inc.               743,853      50,753,090
  AON Corp.                                        77,437       2,282,843
  Chubb Corp.                                      48,805       3,455,394
  CIGNA Corp.                                      40,105       3,907,029
  Cincinnati Financial Corp.                       46,193       2,149,360
  Conseco Inc.                           1         98,502         197,004
  Hancock (John) Financial Services Inc.           83,830       2,950,816
  Hartford Financial Services Group Inc.           70,439       4,189,007
  Jefferson-Pilot Corp.                            42,764       2,009,908
  Lincoln National Corp.                           53,240       2,236,080
  Loews Corp.                                      53,815       2,851,657
  Marsh & McLennan Companies Inc.                  77,955       7,530,453
  MBIA Inc.                                        42,050       2,377,087
  MetLife Inc.                                    200,825       5,783,760
  MGIC Investment Corp.                            30,089       2,040,034
  Progressive Corp. (The)                          62,620       3,622,567
  SAFECO Corp.                                     36,384       1,123,902
  St. Paul Companies Inc.                          59,305       2,308,151
  Torchmark Corp.                                  34,566       1,320,421
  UNUMProvident Corp.                              69,157       1,760,046
  XL Capital Ltd. "A"                              38,574       3,267,218
                                                             ------------
                                                              124,690,296
                                                             ------------

IRON / STEEL--0.09%
  Allegheny Technologies Inc.                      22,939         362,436
  Nucor Corp.                                      22,214       1,444,799
  United States Steel Corp.                        28,818         573,190
                                                             ------------
                                                                2,380,425
                                                             ------------

LEISURE TIME--0.43%
  Brunswick Corp.                                  25,633         717,724
  Carnival Corp. "A"                              166,965       4,623,261
  Harley-Davidson Inc.                             86,166       4,417,731
  Sabre Holdings Corp.                   1         41,131       1,472,490
                                                             ------------
                                                               11,231,206
                                                             ------------

LODGING--0.28%
  Harrah's Entertainment Inc.            1         32,644       1,447,761
  Hilton Hotels Corp.                             105,484       1,466,228
  Marriott International Inc. "A"                  69,136       2,630,625
  Starwood Hotels & Resorts Worldwide Inc.         56,757       1,866,738
                                                             ------------
                                                                7,411,352
                                                             ------------

MACHINERY--0.53%
  Caterpillar Inc.                                 97,900       4,792,205
  Cummins Inc.                                     11,786         390,117
  Deere & Co.                                      67,678       3,241,776
  Dover Corp.                                      57,725       2,020,375
  Ingersoll-Rand Co. "A"                           48,104       2,196,429
  McDermott International Inc.           1         17,941         145,322
  Rockwell International Corp.                     52,773       1,054,405
                                                             ------------
                                                               13,840,629
                                                             ------------

MANUFACTURERS--5.00%
  Cooper Industries Ltd. "A"                       26,492       1,041,136
  Crane Co.                                        17,013         431,790
  Danaher Corp.                                    42,979       2,851,657
  Eastman Kodak Co.                                82,977       2,420,439
  Eaton Corp.                                      19,985       1,453,909
  General Electric Co.                          2,829,129      82,186,197
  Honeywell International Inc.                    232,761       8,200,170
  Illinois Tool Works Inc.                         87,155       5,952,687
  ITT Industries Inc.                              25,835       1,823,951
  Pall Corp.                                       34,940         725,005
  Textron Inc.                                     39,827       1,867,886
  3M Co.                                          110,841      13,633,443
  Tyco International Ltd.                         568,478       7,680,138
                                                             ------------
                                                              130,268,408
                                                             ------------

MEDIA--3.23%
  AOL Time Warner Inc.                   1      1,267,617      18,646,646
  Clear Channel Communications Inc.      1        174,418       5,584,864
  Comcast Corp. "A"                      1        269,248       6,418,872

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

     Security                                     Shares        Value
    ----------                                   --------    ------------
  Dow Jones & Co. Inc.                             23,978    $  1,161,734
  Gannett Co. Inc.                                 75,902       5,760,962
  Knight Ridder Inc.                               23,715       1,492,859
  McGraw-Hill Companies Inc. (The)                 55,229       3,297,171
  Meredith Corp.                                   14,122         541,579
  New York Times Co. "A"                           43,134       2,221,401
  Tribune Co.                                      85,704       3,728,124
  Univision Communications Inc.          1         65,173       2,046,432
  Viacom Inc. "B"                        1        503,191      22,326,585
  Walt Disney Co. (The)                           580,917      10,979,331
                                                             ------------
                                                               84,206,560
                                                             ------------

METAL FABRICATE / HARDWARE--0.02%
  Worthington Industries Inc.                      24,323         440,246
                                                             ------------
                                                                  440,246
                                                             ------------

MINING--0.82%
  Alcan Inc.                                       91,447       3,431,091
  Alcoa Inc.                                      241,027       7,990,045
  Barrick Gold Corp.                              154,027       2,924,973
  Freeport-McMoRan Copper & Gold Inc.    1         41,082         733,314
  Inco Ltd.                              1         51,879       1,174,541
  Newmont Mining Corp.                            111,519       2,936,295
  Phelps Dodge Corp.                               25,256       1,040,547
  Placer Dome Inc.                                 93,914       1,052,776
                                                             ------------
                                                               21,283,582
                                                             ------------

OFFICE / BUSINESS EQUIPMENT--0.16%
  Pitney Bowes Inc.                                68,502       2,720,899
  Xerox Corp.                            1        204,969       1,428,634
                                                             ------------
                                                                4,149,533
                                                             ------------

OIL & GAS PRODUCERS--7.01%
  Amerada Hess Corp.                               25,328       2,089,560
  Anadarko Petroleum Corp.                         70,693       3,485,165
  Apache Corp.                                     40,894       2,350,587
  Burlington Resources Inc.                        57,265       2,176,070
  ChevronTexaco Corp.                             303,892      26,894,442
  Conoco Inc.                                     178,407       4,959,715
  Devon Energy Corp.                               44,507       2,193,305
  EOG Resources Inc.                               33,035       1,311,490
  Exxon Mobil Corp.                             1,930,736      79,005,717
  Kerr-McGee Corp.                                 28,543       1,528,478
  Kinder Morgan Inc.                               34,771       1,321,993
  Marathon Oil Corp.                               88,168       2,391,116
  Nabors Industries Ltd.                           41,030       1,448,359
  Noble Corp.                                      38,277       1,477,492
  Occidental Petroleum Corp.                      106,740       3,201,133
  Phillips Petroleum Co.                          108,981       6,416,801
  Rowan Companies Inc.                   1         26,736         573,487
  Royal Dutch Petroleum Co. - NY Shares           604,668      33,420,000
  Sunoco Inc.                                      21,715         773,705
  Transocean Sedco Forex Inc.                      90,868       2,830,538
  Unocal Corp.                                     69,636       2,572,354
                                                             ------------
                                                              182,421,507
                                                             ------------

OIL & GAS SERVICES--0.55%
  Baker Hughes Inc.                                96,034       3,196,972
  BJ Services Co.                        1         44,594       1,510,845
  Halliburton Co.                                 124,019       1,976,863
  Schlumberger Ltd.                               164,292       7,639,578
                                                             ------------
                                                               14,324,258
                                                             ------------

PACKAGING & CONTAINERS--0.13%
  Ball Corp.                                       16,169         670,690
  Bemis Co.                                        15,072         715,920
  Pactiv Corp.                           1         45,020       1,071,476
  Sealed Air Corp.                       1         23,893         962,171
                                                             ------------
                                                                3,420,257
                                                             ------------

PHARMACEUTICALS--7.98%
  Abbott Laboratories                             444,283      16,727,255
  Allergan Inc.                                    36,795       2,456,066
  AmerisourceBergen Corp.                          29,858       2,269,208
  Bristol-Myers Squibb Co.                        551,816      14,181,671
  Cardinal Health Inc.                            128,586       7,896,466
  Forest Laboratories Inc. "A"           1         50,857       3,600,676
  King Pharmaceuticals Inc.              1         70,599       1,570,828
  Lilly (Eli) and Co.                             320,048      18,050,707
  MedImmune Inc.                         1         71,195       1,879,548
  Merck & Co. Inc.                                644,859      32,655,660
  Pfizer Inc.                                   1,777,773      62,222,055
  Pharmacia Corp.                                 368,131      13,786,506
  Schering-Plough Corp.                           417,381      10,267,573
  Watson Pharmaceuticals Inc.            1         30,318         766,136
  Wyeth                                           377,569      19,331,533
                                                             ------------
                                                              207,661,888
                                                             ------------

PIPELINES--0.19%
  Dynegy Inc. "A"                                 102,833         740,398
  El Paso Corp.                                   164,159       3,383,317
  Williams Companies Inc.                         146,989         880,464
                                                             ------------
                                                                5,004,179
                                                             ------------

REAL ESTATE INVESTMENT TRUSTS--0.29%
  Equity Office Properties Trust                  118,665       3,571,817
  Equity Residential Properties Trust              78,170       2,247,388
  Simon Property Group Inc.                        50,084       1,845,095
                                                             ------------
                                                                7,664,300
                                                             ------------

RETAIL--7.62%
  AutoZone Inc.                          1         30,022       2,320,670
  Bed Bath & Beyond Inc.                 1         83,108       3,136,496
  Best Buy Co. Inc.                      1         91,261       3,312,774
  Big Lots Inc.                                    33,009         649,617
  Circuit City Stores Inc.- Circuit City Group     59,740       1,120,125

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                     Shares         Value
    ----------                                   --------    ------------
  CVS Corp.                                       111,577    $  3,414,256
  Darden Restaurants Inc.                          49,303       1,217,784
  Dillards Inc. "A"                                23,974         630,276
  Dollar General Corp.                             94,759       1,803,264
  Family Dollar Stores Inc.                        49,276       1,736,979
  Federated Department Stores Inc.       1         57,257       2,273,103
  Gap Inc. (The)                                  246,753       3,503,893
  Home Depot Inc.                                 670,404      24,623,939
  Kohls Corp.                            1         95,683       6,705,465
  Limited Inc. (The)                              147,715       3,146,330
  Lowe's Companies Inc.                           221,136      10,039,574
  May Department Stores Co. (The)                  81,491       2,683,499
  McDonald's Corp.                                362,113      10,302,115
  Nordstrom Inc.                                   38,322         867,993
  Office Depot Inc.                      1         87,781       1,474,721
  Penney (J.C.) Co. Inc. (The)                     76,101       1,675,744
  RadioShack Corp.                                 49,490       1,487,669
  Sears, Roebuck and Co.                           89,764       4,874,185
  Staples Inc.                           1        133,099       2,622,050
  Starbucks Corp.                        1        109,907       2,731,189
  Target Corp.                                    258,141       9,835,172
  Tiffany & Co.                                    41,477       1,459,990
  TJX Companies Inc.                              153,662       3,013,312
  Toys R Us Inc.                         1         59,907       1,046,575
  Walgreen Co.                                    291,347      11,254,735
  Wal-Mart Stores Inc.                          1,266,288      69,658,503
  Wendy's International Inc.                       32,623       1,299,374
  Yum! Brands Inc.                                 84,396       2,468,583
                                                             ------------
                                                              198,389,954
                                                             ------------

SEMICONDUCTORS--3.24%
  Advanced Micro Devices Inc.            1         97,208         944,862
  Altera Corp.                           1        109,385       1,487,636
  Analog Devices Inc.                    1        103,905       3,085,979
  Applied Materials Inc.                 1        466,314       8,869,292
  Applied Micro Circuits Corp.           1         85,219         403,086
  Broadcom Corp. "A"                     1         76,455       1,341,021
  Intel Corp.                                   1,903,400      34,775,118
  KLA-Tencor Corp.                       1         53,839       2,368,378
  Linear Technology Corp.                          90,359       2,839,983
  LSI Logic Corp.                        1        105,316         921,515
  Maxim Integrated Products Inc.         1         91,929       3,523,639
  Micron Technology Inc.                 1        171,248       3,462,635
  National Semiconductor Corp.           1         51,022       1,488,312
  Novellus Systems Inc.                  1         41,332       1,405,288
  NVIDIA Corp.                           1         42,575         731,439
  PMC-Sierra Inc.                        1         47,351         438,944
  QLogic Corp.                           1         26,456       1,007,974
  Teradyne Inc.                          1         52,064       1,223,504
  Texas Instruments Inc.                          493,756      11,702,017
  Vitesse Semiconductor Corp.            1         57,169         177,796
  Xilinx Inc.                            1         95,516       2,142,424
                                                             ------------
                                                               84,340,842
                                                             ------------

SOFTWARE--5.22%
  Adobe Systems Inc.                               68,261       1,945,439
  Autodesk Inc.                                    32,653         432,652
  Automatic Data Processing Inc.                  176,545       7,688,535
  BMC Software Inc.                      1         69,119       1,147,375
  Citrix Systems Inc.                    1         51,813         312,951
  Computer Associates International Inc.          164,693       2,616,972
  Compuware Corp.                        1        106,296         645,217
  First Data Corp.                                217,683       8,097,808
  Fiserv Inc.                            1         54,442       1,998,566
  IMS Health Inc.                                  82,197       1,475,436
  Intuit Inc.                            1         60,243       2,995,282
  Mercury Interactive Corp.              1         23,824         546,999
  Microsoft Corp.                        1      1,541,698      84,330,881
  Novell Inc.                            1        103,225         331,352
  Oracle Corp.                           1      1,563,264      14,804,110
  Parametric Technology Corp.            1         74,246         254,664
  PeopleSoft Inc.                        1         88,406       1,315,481
  Rational Software Corp.                1         55,340         454,341
  Siebel Systems Inc.                    1        134,819       1,917,126
  Yahoo! Inc.                            1        170,210       2,512,300
                                                             ------------
                                                              135,823,487
                                                             ------------

TELECOMMUNICATION EQUIPMENT--0.90%
  ADC Telecommunications Inc.            1        226,100         517,769
  Andrew Corp.                           1         27,922         400,122
  Avaya Inc.                             1        102,817         508,944
  CIENA Corp.                            1        122,591         513,656
  Comverse Technology Inc.               1         53,189         492,530
  JDS Uniphase Corp.                     1        387,621       1,034,948
  Lucent Technologies Inc.               1        975,487       1,619,308
  Motorola Inc.                                   646,462       9,321,982
  Nortel Networks Corp.                         1,092,378       1,583,948
  QUALCOMM Inc.                          1        219,115       6,023,471
  Scientific-Atlanta Inc.                          44,587         733,456
  Tellabs Inc.                           1        116,969         725,208
                                                             ------------
                                                               23,475,342
                                                             ------------

TELECOMMUNICATIONS--1.56%
  AT&T Wireless Services Inc.            1        770,421       4,506,963
  Citizens Communications Co.            1         80,226         670,689
  Corning Inc.                                    270,506         960,296
  Nextel Communications Inc. "A"         1        231,989         744,685
  Qwest Communications International Inc.         477,389       1,336,689
  Sprint Corp. (PCS Group)               1        282,553       1,263,012
  Verizon Communications Inc.                     775,201      31,124,320
                                                             ------------
                                                               40,606,654
                                                             ------------

TELEPHONE--2.51%
  Alltel Corp.                                     88,520       4,160,440
  AT&T Corp.                                    1,081,406      11,571,044
  BellSouth Corp.                                 533,628      16,809,282
  CenturyTel Inc.                                  40,241       1,187,110
  SBC Communications Inc.                         950,895      29,002,297

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

                                                    Shares or
 Security                                          Face Amount        Value
----------                                         -----------   --------------

  Sprint Corp. (FON Group)                             253,678   $    2,691,524
                                                                 --------------
                                                                     65,421,697
                                                                 --------------

TEXTILES--0.09%
  Cintas Corp.                                          48,356        2,390,237
                                                                 --------------
                                                                      2,390,237
                                                                 --------------

TOBACCO--1.08%
  Philip Morris Companies Inc.                         609,098       26,605,401
  UST Inc.                                              48,085        1,634,890
                                                                 --------------
                                                                     28,240,291
                                                                 --------------

TOYS / GAMES / HOBBIES--0.13%
  Hasbro Inc.                                           49,282          668,264
  Mattel Inc.                                          124,196        2,618,052
                                                                 --------------
                                                                      3,286,316
                                                                 --------------

TRANSPORTATION--0.65%
  Burlington Northern Santa Fe Corp.                   109,040        3,271,200
  CSX Corp.                                             60,456        2,118,983
  FedEx Corp.                                    1      84,955        4,536,597
  Norfolk Southern Corp.                               110,483        2,583,093
  Union Pacific Corp.                                   71,698        4,537,049
                                                                 --------------
                                                                     17,046,922
                                                                 --------------

TRUCKING & LEASING--0.02%
  Ryder System Inc.                                     17,627          477,515
                                                                 --------------
                                                                        477,515
                                                                 --------------

TOTAL COMMON STOCKS
  (Cost: $2,875,906,437)                                          2,587,936,349
                                                                 --------------

SHORT TERM INSTRUMENTS--2.31%
  Barclays Global Investors Funds
     Institutional Money Market Fund,
     Institutional Shares                           39,152,356       39,152,356
  Dreyfus Money Market Fund                          1,593,085        1,593,085
  General Electric Commercial
     Paper 1.78%, 07/09/02                         $ 9,500,000        9,500,000
  Goldman Sachs Financial Square Prime
     Obligation Fund                                   170,019          170,019
  Providian Temp Cash Money Market Fund              7,165,422        7,165,422
  U.S. Treasury Bill
     1.68%, 09/26/02                           2 3 $ 2,500,000        2,489,970
                                                                 --------------

TOTAL SHORT TERM INSTRUMENTS
  (Cost: $60,070,746)                                                60,070,852
                                                                 --------------

 Security                                            Shares          Value
----------                                         -----------   --------------

TOTAL INVESTMENTS IN SECURITIES--101.69%
  (Cost $ 2,935,977,183)                                         $2,648,007,201
                                                                 --------------

Other Assets, Less Liabilities--(1.69%)                             (44,023,515)
                                                                 --------------

NET ASSETS--100.00%                                              $2,603,983,686
                                                                 ==============

1 Non-income earning securities
2 Yield to Maturity.
3 This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

   Security                                          Shares           Value
  ----------                                      ------------    --------------

COMMON STOCKS--92.51%
ADVERTISING--0.43%
  ADVO Inc.                                    1         1,730    $       65,861
  APAC Customer Services Inc.                  1         2,000            11,800
  Donnelley (R.H.) Corp.                       1         2,720            76,078
  Getty Images Inc.                            1         3,190            69,446
  Grey Global Group Inc.                                   100            69,001
  Key3Media Group Inc.                         1         2,300             1,058
  Penton Media Inc.                                        765             1,645
  ValueVision International Inc. "A"           1         2,200            39,930
                                                                  --------------
                                                                         334,819
                                                                  --------------

AEROSPACE / DEFENSE--0.91%
  AAR Corp.                                              2,500            25,500
  Alliant Techsystems Inc.                     1         2,895           184,701
  BE Aerospace Inc.                            1         3,320            43,758
  Curtiss Wright Corp.                                     940            75,200
  DRS Technologies Inc.                        1         1,550            66,262
  GenCorp. Inc.                                          2,820            40,326
  HEICO Corp.                                            1,070            15,001
  Orbital Sciences Corp.                       1         3,700            29,489
  Sequa Corp. "A"                              1           300            19,617
  Teledyne Technologies Inc.                   1         2,900            60,175
  Titan Corp. (The)                            1         6,310           115,410
  United Industrial Corp.                                1,200            26,220
                                                                  --------------
                                                                         701,659
                                                                  --------------

AGRICULTURE--0.12%
  Delta & Pine Land Co.                                  3,000            60,300
  DIMON Inc.                                             3,700            25,604
  Maui Land & Pineapple Co. Inc.               1           400             8,080
                                                                  --------------
                                                                          93,984
                                                                  --------------

AIRLINES--0.34%
  Airtran Holdings Inc.                        1         6,370            34,079
  Alaska Air Group Inc.                        1         2,420            63,162
  American West Holdings Corp. "B"             1         1,269             3,477
  Amtran Inc.                                  1           500             3,430
  Atlantic Coast Airlines                      1         3,680            79,856
  Holdings Inc.
  Frontier Airlines Inc.                       1         2,750            22,357
  Mesa Air Group Inc.                          1         3,300            30,360
  Mesaba Holdings Inc.                         1         1,200             7,044
  Midwest Express Holdings Inc.                1         1,300            17,160
                                                                  --------------
                                                                         260,925
                                                                  --------------

APPAREL--0.55%
  Garan Inc.                                               300            17,355
  Gymboree Corp.                               1         2,800            44,856
  K-Swiss Inc. "A"                                       1,120            29,098
  OshKosh B'Gosh Inc. "A"                                  900            39,141
  Oxford Industries Inc.                                   900            25,200
  Phillips-Van Heusen Corp.                              2,200            34,320
  Quiksilver Inc.                              1         2,300            57,040
  Russell Corp.                                          2,500            48,125
  Skechers U.S.A. Inc. "A"                     1         1,700            36,737
  Stride Rite Corp.                                      3,700            29,600
  Tropical Sportswear International Corp.      1           500            11,095
  Unifi Inc.                                   1         4,800            52,320
                                                                  --------------
                                                                         424,887
                                                                  --------------

AUTO MANUFACTURERS--0.35%
  American Axle & Manufacturing
     Holdings Inc.                             1         1,000            29,740
  CLARCOR Inc.                                           2,000            63,300
  Dura Automotive Systems Inc.                 1         1,400            29,050
  Oshkosh Truck Corp.                                    1,520            89,847
  Smith (A.O.) Corp. "B"                                   900            28,089
  Wabash National Corp.                                  2,900            29,000
                                                                  --------------
                                                                         269,026
                                                                  --------------

AUTO PARTS & EQUIPMENT--0.93%
  ArvinMeritor Inc.                                      6,120           146,880
  Bandag Inc.                                            1,100            31,152
  BorgWarner Inc.                                        2,430           140,357
  Collins & Aikman Corp.                                 6,248            56,857
  Cooper Tire & Rubber Co.                               5,870           120,628
  IMPCO Technologies Inc.                      1         1,130            14,803
  Modine Manufacturing Co.                               2,720            66,858
  Standard Motor Products Inc.                             600            10,170
  Superior Industries International Inc.                 1,720            79,550
  Tower Automotive Inc.                        1         3,900            54,405
                                                                  --------------
                                                                         721,660
                                                                  --------------

BANKS--10.07%
  Alabama National Bancorp                                 820            35,498
  AMCORE Financial Inc.                                  2,440            56,535
  American Financial Holdings Inc.                       2,200            65,824
  Anchor BanCorp Wisconsin Inc.                          1,920            46,291
  Arrow Financial Corp.                                    572            19,442
  BancFirst Corp.                                          300            13,917
  BancorpSouth Inc.                                      7,500           151,500
  Bank Mutual Corp.                                        790            16,092
  Bank of Granite Corp.                                  1,250            24,612
  BankAtlantic Bancorp Inc. "A"                          2,900            35,960
  BankUnited Financial Corp. "A"               1         1,720            32,938
  Banner Corp.                                           1,000            24,750
  Bay View Capital Corp.                       1         5,500            35,255
  BOK Financial Corp.                          1         1,082            36,204
  Boston Private Financial Holdings Inc.                 1,610            39,831
  Brookline Bancorp Inc.                                 1,200            30,360
  BSB Bancorp Inc.                                         900            24,012
  Capital City Bank Group Inc.                             620            21,409
  Cathay Bancorp Inc.                                    1,400            58,099
  CCBT Financial Companies Inc.                            780            22,160
  Centennial Bancorp                                     1,708            13,459
  Central Coast Bancorp                        1           625            14,175
  CFS Bancorp Inc.                                       1,240            19,170

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

   Security                                          Shares           Value
  ----------                                      ------------    --------------

  Chemical Financial Corp.                               2,111    $       79,184
  Chittenden Corp.                                       2,762            80,043
  Citizens Banking Corp.                                 4,100           118,818
  City Bank                                                900            28,800
  City Holding Co.                             1         1,700            39,797
  Coastal Bancorp Inc.                                     600            19,056
  CoBiz Inc.                                               450             7,744
  Colonial BancGroup Inc. (The)                         10,680           160,200
  Columbia Banking System Inc.                 1         1,144            14,769
  Commercial Federal Corp.                               4,340           125,860
  Commonwealth Bancorp Inc.                                880            26,110
  Community Bank System Inc.                             1,370            44,182
  Community Banks Inc.                                     787            23,154
  Community First Bankshares Inc.                        3,500            91,315
  Community Trust Bancorp Inc.                             870            24,456
  Connecticut Bankshares Inc.                            1,080            35,856
  Corus Bankshares Inc.                                    800            36,735
  CPB Inc.                                                 600            27,570
  CVB Financial Corp.                                    2,462            55,912
  Dime Community Bancshares                              2,100            47,649
  Downey Financial Corp.                                 1,820            86,086
  East West Bancorp Inc.                                 2,120            73,182
  F&M Bancorp                                            1,200            42,336
  Farmers Capital Bank Corp.                               700            24,675
  Fidelity Bankshares Inc.                               1,500            32,998
  Financial Institutions Inc.                              570            21,580
  First Bancorp                                          2,000            75,400
  First Bancorp North Carolina                             450            12,379
  First Busey Corp. "A"                                    700            15,547
  First Charter Corp.                                    3,020            54,602
  First Citizens BancShares Inc. "A"                       500            55,295
  First Commonwealth Financial Corp.                     5,300            71,497
  First Community Bancshares Inc.                          726            24,437
  First Essex Bancorp Inc.                                 670            22,914
  First Federal Capital Corp.                            1,500            33,150
  First Financial Bancorp                                3,390            66,342
  First Financial Bankshares Inc.                          875            36,609
  First Financial Corp.                                    600            30,852
  First Financial Holdings Inc.                          1,300            41,795
  First Indiana Corp.                                    1,175            25,580
  First Merchants Corp.                                  1,340            40,199
  First Midwest Bancorp Inc.                             4,425           122,926
  First Niagara Financial Group Inc.                     1,000            27,760
  First Place Financial Corp.                            1,430            28,471
  First Republic Bank                          1         1,170            32,175
  First Sentinel Bancorp Inc.                            2,000            27,520
  1st Source Corp.                                       1,050            25,956
  FirstFed Financial Corp.                     1         1,800            52,200
  Flagstar Bancorp Inc.                                    810            18,711
  Flushing Financial Corp.                               1,035            21,207
  FNB Corp.                                              4,056           111,378
  Frontier Financial Corp.                               1,630            47,840
  GBC Bancorp                                              700            20,265
  German American Bancorp                                  735            13,597
  Glacier Bancorp Inc.                                   1,220            29,890
  Gold Banc Corp. Inc.                                   2,850            31,262
  Great Southern Bancorp Inc.                              500            19,900
  Greater Bay Bancorp                                    4,764           146,541
  Hancock Holding Co.                                      700            47,166
  Harbor Florida Bancshares Inc.                         1,900            42,161
  Harleysville National Corp.                            1,800            48,618
  Hudson River Bancorp Inc.                              1,410            38,056
  Hudson United Bancorp                                  4,200           119,952
  IBERIABANK Corp.                                         650            26,351
  Independence Community Bank Corp.                      5,500           158,015
  Independent Bank Corp.(MA)                             1,030            23,577
  Independent Bank Corp.(MI)                               934            29,477
  IndyMac Bancorp Inc.                         1         5,570           126,328
  Integra Bank Corp.                                     1,700            38,080
  International Bancshares Corp.                         1,718            72,568
  Irwin Financial Corp.                                  1,160            23,316
  Lakeland Bancorp Inc.                                    945            20,563
  Local Financial Corp.                        1         1,460            23,813
  MAF Bancorp Inc.                                       1,800            67,680
  Main Street Banks Inc.                                   900            18,612
  MB Financial Inc.                                      1,200            40,152
  Medallion Financial Corp.                                830             4,382
  Medford Bancorp Inc.                                     600            20,898
  Mid-State Bancshares                                   2,200            42,460
  Midwest Banc Holdings Inc.                               600            17,934
  Mississippi Valley Bancshares Inc.                       500            25,865
  National Penn Bancshares Inc.                          1,759            46,086
  NBC Capital Corp.                                        400            15,200
  NBT Bancorp Inc.                                       3,200            57,824
  Net.B@nk Inc.                                1         3,900            45,435
  New York Community Bancorp Inc.                        7,509           203,494
  Northwest Bancorp Inc.                                 1,000            13,210
  OceanFirst Financial Corp.                               900            21,726
  Ocwen Financial Corp.                        1         3,600            19,800
  Old Second Bancorp Inc.                                  667            24,493
  Omega Financial Corp.                                    900            32,859
  Oriental Financial Group Inc.                          1,080            27,389
  Pacific Capital Bancorp                                3,200            76,416
  Pacific Northwest Bancorp                              1,400            43,848
  Park National Corp.                                    1,100            94,600
  PennFed Financial Services Inc.                          600            16,740
  Peoples Holding Co.                                      500            20,500
  PFF Bancorp Inc.                                       1,200            46,080
  Port Financial Corp.                                     500            20,045
  Prosperity Bancshares Inc.                             1,100            20,041
  Provident Bancorp Inc.                                   300             8,412
  Provident Bankshares Corp.                             2,495            59,107
  Quaker City Bancorp Inc.                     1           400            16,568
  R&G Financial Corp. "B"                                1,100            26,081
  Republic Bancorp Inc.                                  4,240            63,346
  Republic Bancorp Inc. "A"                              1,000            11,790
  Republic Bancshares Inc.                     1           800            16,136
  Riggs National Corp.                                   1,300            19,383
  Royal Bancshares of Pennsylvania "A"                     618            13,231
  S&T Bancorp Inc.                                       2,100            56,700

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

   Security                                          Shares           Value
  ----------                                      ------------    --------------

  Sandy Spring Bancorp Inc.                              1,300    $       41,795
  Santander BanCorp                                        520             8,866
  Seacoast Banking Corp. of Florida                        400            23,092
  Second Bancorp Inc.                                      800            21,840
  Silicon Valley Bancshares                    1         3,860           101,750
  Simmons First National Corp. "A"                         750            31,942
  South Financial Group Inc. (The)                       3,900            87,395
  Southwest Bancorp of Texas Inc.              1         2,400            86,928
  St Francis Capital Corp.                                 860            21,319
  Staten Island Bancorp Inc.                             5,300           101,760
  Sterling Bancorp - NY                                    858            30,631
  Sterling Bancshares Inc.                               3,350            49,479
  Sterling Financial Corp. (PA)                          1,612            40,236
  Suffolk Bancorp                                        1,000            36,500
  Susquehanna Bancshares Inc.                            3,720            84,481
  SY Bancorp Inc.                                          450            18,427
  Texas Regional Bancshares Inc. "A"                     1,390            68,957
  Tompkins Trustco Inc.                                    640            31,168
  Troy Financial Corp.                                     294             8,849
  Trust Co. of New Jersey (The)                          1,600            41,118
  TrustCo Bank Corp. NY                                  6,324            83,287
  UCBH Holdings Inc.                                     1,720            65,377
  UMB Financial Corp.                                    1,565            73,352
  Umpqua Holdings Corp.                                  1,610            29,753
  United Bancshares Inc.                                 3,950           116,051
  United Community Financial Corp.                       2,540            23,774
  United National Bancorp                                1,600            36,800
  Unizan Financial Corp.                                 1,995            42,713
  USB Holding Co. Inc.                                   1,302            26,821
  W Holding Co. Inc.                                     2,300            55,660
  Washington Trust Bancorp Inc.                          1,190            28,191
  Waypoint Financial Corp.                               3,000            58,650
  WesBanco Inc.                                          2,020            47,894
  West Coast Bancorp                                     1,630            27,954
  Westamerica Bancorp                                    3,030           119,867
  Westcorp Inc.                                          1,420            45,369
  Whitney Holding Corp.                                  3,630           111,586
  Wintrust Financial Corp.                               1,005            34,743
  WSFS Financial Corp.                                     800            20,696
                                                                  --------------
                                                                       7,787,392
                                                                  --------------

BEVERAGES--0.12%
  Boston Beer Co. Inc. "A"                     1           900            14,310
  Cadiz Inc.                                   1         3,200            27,197
  Coca-Cola Bottling Co. Consolidated                      200             8,600
  Robert Mondavi Corp. (The) "A"               1           720            24,646
  Standard Commercial Corp.                                870            18,879
                                                                  --------------
                                                                          93,632
                                                                  --------------

BIOTECHNOLOGY--1.17%
  Alexion Pharmaceuticals Inc.                 1         1,720            26,058
  Applied Molecular Evolution                  1         1,700             9,826
  Arena Pharmaceuticals Inc.                   1         2,410            20,244
  Ariad Pharmaceuticals Inc.                   1         3,200            13,312
  Bio-Technology General Corp.                 1         5,200            31,252
  Cambrex Corp.                                          2,100            84,210
  Charles River Laboratories
     International Inc.                        1         3,990           139,849
  Ciphergen Biosystems Inc.                    1         2,300             8,441
  CryoLife Inc.                                1         1,600            25,696
  CYTOGEN Corp.                                1         6,060             6,484
  deCODE genetics Inc.                         1         3,660            17,129
  Deltagen Inc.                                1         1,900             4,655
  Diversa Corp.                                1         2,680            26,666
  EntreMed Inc.                                1         1,800             5,526
  Exact Sciences Corp.                         1           900            14,373
  Exelixis Inc.                                1         3,700            27,861
  Gene Logic Inc.                              1         2,700            37,800
  Genencor International Inc.                  1           750             7,342
  Genome Therapeutics Corp.                    1           750             1,732
  Genzyme Corp. - Biosurgery Division          1         3,960            17,939
  Harvard Bioscience Inc.                      1         1,300             7,267
  Illumina Inc.                                1         1,670            11,222
  Immunomedics Inc.                            1         3,640            18,964
  Incyte Genomics Inc.                         1         6,700            48,709
  Integra LifeSciences Holdings Corp.          1         1,160            25,230
  Kosan Biosciences Inc.                       1         1,690            14,720
  Lexicon Genetics Inc.                        1         3,600            17,600
  Maxim Pharmaceuticals Inc.                   1         1,190             3,844
  Maxygen Inc.                                 1         2,970            35,578
  Orchid BioSciences Inc.                      1         1,716             2,265
  Regeneration Technologies Inc.               1         1,000             6,040
  Regeneron Pharmaceuticals Inc.               1         2,760            40,048
  Sangamo BioSciences Inc.                     1         1,170             6,880
  Sequenom Inc.                                1         3,390            11,967
  Telik Inc.                                   1         1,820            22,750
  Third Wave Technologies Inc.                 1           609             1,364
  Transgenomic Inc.                            1         1,800             4,536
  Transkaryotic Therapies Inc.                 1         2,800           100,940
                                                                  --------------
                                                                         906,319
                                                                  --------------

BUILDING MATERIALS--1.09%
  Apogee Enterprises Inc.                                2,610            37,480
  Armstrong Holdings Inc.                      1         3,300             5,907
  Butler Manufacturing Co.                                 840            23,058
  Centex Construction Products Inc.                        600            21,840
  CoorsTek Inc.                                1           830            25,655
  Elcor Corp.                                            1,900            51,965
  Florida Rock Industries Inc.                           1,750            62,667
  Genlyte Group Inc. (The)                     1         1,100            44,693
  Integrated Electrical Services Inc.          1         2,400            15,000
  Lennox International Inc.                              4,200            75,558
  LSI Industries Inc.                                    1,020            18,737
  Lydall Inc.                                  1         1,610            24,552
  Mestek Inc.                                  1           400             7,640
  NCI Building Systems Inc.                    1         1,700            30,260
  Rayonier Inc.                                          2,520           123,808
  Simpson Manufacturing Co. Inc.               1           700            39,991
  Texas Industries Inc.                                  2,000            62,980

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

   Security                                          Shares           Value
  ----------                                      ------------    --------------

  Trex Co. Inc.                                1           600    $       18,840
  U.S. Concrete Inc.                           1         1,200             7,884
  USG Corp.                                    1         3,670            26,240
  York International Corp.                               3,620           122,320
                                                                  --------------
                                                                         847,075
                                                                  --------------

CHEMICALS--2.36%
  Airgas Inc.                                  1         5,420            93,766
  Albemarle Corp.                                        2,360            72,570
  Arch Chemicals Inc.                                    2,030            50,141
  Calgon Carbon Corp.                                    3,100            26,040
  ChemFirst Inc.                                         1,000            28,650
  Crompton Corp.                                        10,800           137,700
  Cytec Industries Inc.                        1         3,700           116,328
  Ferro Corp.                                            2,720            82,008
  Foamex International Inc.                    1         1,200            13,332
  Fuller (H.B.) Co.                                      2,640            77,326
  Georgia Gulf Corp.                                     2,300            60,812
  IMC Global Inc.                                       10,330           129,125
  International Specialty Products Inc.        1         1,100             8,470
  MacDermid Inc.                                         2,000            43,000
  Millennium Chemicals Inc.                              6,120            85,986
  Minerals Technologies Inc.                             1,900            93,708
  Myers Industries Inc.                                  1,520            26,053
  NL Industries Inc.                                       700            10,675
  Octel Corp.                                  1           880            22,308
  Olin Corp.                                             3,570            79,075
  OMNOVA Solutions Inc.                                  3,640            30,576
  PolyOne Corp.                                          7,200            81,000
  Quaker Chemical Corp.                                    770            18,865
  Rogers Corp.                                 1         1,520            41,511
  RPM Inc.                                              10,500           160,125
  Schulman (A.) Inc.                                     2,700            57,912
  Spartech Corp.                                         1,300            35,399
  Stepan Co.                                               700            19,782
  SurModics Inc.                               1         1,320            34,307
  Symyx Technologies Inc.                      1         2,430            33,826
  Terra Industries Inc.                        1         3,030             6,302
  Wellman Inc.                                           2,700            45,225
                                                                  --------------
                                                                       1,821,903
                                                                  --------------

COMMERCIAL SERVICES--3.83%
  Aaron Rents Inc. "B"                                   1,300            31,135
  ABM Industries Inc.                                    3,360            58,330
  Actrade Financial Technologies Ltd.          1           950             9,899
  Administaff Inc.                             1         2,200            22,000
  Albany Molecular Research Inc.               1         2,000            42,280
  Answerthink Inc.                             1         3,780            14,326
  Arbitron Inc.                                1         2,630            82,056
  Armor Holdings Inc.                          1         2,200            56,100
  Atrix Laboratories Inc.                      1         2,010            44,722
  Bowne & Co. Inc.                                       3,000            44,220
  Bright Horizons Family Solutions Inc.        1         1,000            33,110
  Career Education Corp.                       1         3,900           175,500
  CDI Corp.                                    1         1,120            36,456
  Central Parking Corp.                                  1,540            35,189
  Chemed Corp.                                             800            30,152
  Coinstar Inc.                                1         2,000            48,900
  Consolidated Graphics Inc.                   1           970            18,430
  Corinthian Colleges Inc.                     1         1,460            49,479
  Corporate Executive Board Co. (The)          1         3,430           117,477
  CorVel Corp.                                 1           600            20,098
  CoStar Group Inc.                            1         1,400            28,742
  DiamondCluster International Inc. "A"        1         2,700            16,146
  Edison Schools Inc.                          1         2,560             2,432
  Education Management Corp.                   1         2,200            89,606
  Electro Rent Corp.                           1         1,100            14,289
  Encompass Services Corp.                     1         2,010             1,146
  First Consulting Group Inc.                  1         2,000            17,200
  FTI Consulting Inc.                          1         1,390            48,664
  Gartner Inc. "A"                             1         7,260            73,326
  GSI Commerce Inc.                                      1,300             9,685
  Heidrick & Struggles International Inc.      1         1,700            33,949
  Horizon Offshore Inc.                        1         1,660            14,010
  Insurance Auto Auctions Inc.                 1         1,200            23,400
  Interactive Data Corp.                       1         3,370            49,067
  ITT Educational Services Inc.                1         4,160            90,688
  Kelly Services Inc. "A"                                1,440            38,894
  Kendle International Inc.                    1           870            11,832
  Kforce Inc.                                  1         1,890            11,245
  Korn/Ferry International                     1         3,900            35,490
  Kroll Inc.                                   1         1,430            30,001
  Labor Ready Inc.                             1         3,800            22,230
  Landauer Inc.                                            770            29,899
  Learning Tree International Inc.             1         1,100            20,394
  Mail-Well Inc.                               1         2,600            13,520
  Management Network Group Inc. (The)          1         2,000             4,640
  MAXIMUS Inc.                                 1         1,220            38,674
  McGrath Rentcorp                                         700            18,144
  MedQuist Inc.                                1           960            25,565
  Midas Inc.                                   1         1,620            20,088
  Mobile Mini Inc.                             1         1,120            19,152
  MPS Group Inc.                               1         8,600            73,100
  Navigant Consulting Co.                      1         3,900            27,261
  NetRatings Inc.                              1         1,100            10,065
  Neurogen Corp.                               1         1,100            12,859
  New Horizons Worldwide Inc.                  1           370             3,770
  On Assignment Inc.                           1         2,100            37,380
  PDI Inc.                                     1           930            14,406
  Pharmacopeia Inc.                            1         2,400            20,446
  Plexus Corp.                                 1         4,000            72,400
  Pre-Paid Legal Services Inc.                 1         1,330            26,467
  PRG-Schultz International Inc.               1         4,400            54,164
  Rent-A-Center Inc.                           1           720            41,767
  Rent-Way Inc.                                1         2,700            34,965
  Resources Connection Inc.                    1           750            20,242
  Right Management Consultants Inc.            1           705            18,541
  Rollins Inc.                                           1,300            26,442
  Roper Industries Inc.                                  2,720           101,456

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


   Security                                          Shares            Value
  ----------                                      ------------     -------------

  Sotheby's Holdings Inc. "A"                   1        2,230     $      31,777
  SOURCECORP Inc.                               1        1,430            37,895
  Spherion Corp.                                1        5,000            59,500
  SPS Technologies Inc.                         1        1,100            41,987
  Stewart Enterprises Inc. "A"                  1        8,860            56,438
  Strayer Education Inc.                                   480            30,528
  Sylvan Learning Systems Inc.                  1        2,900            57,826
  TeleTech Holdings Inc.                        1        3,580            34,153
  Trimeris Inc.                                 1        1,800            79,902
  URS Corp.                                     1        1,400            39,200
  Volt Information Sciences Inc.                1        1,200            29,388
  Wackenhut Corrections Corp.                   1          670             9,782
  Watson Wyatt & Co. Holdings                   1          800            19,376
  Wireless Facilities Inc.                      1        2,820            13,818
                                                                   -------------
                                                                       2,959,278
                                                                   -------------

COMPUTER SYSTEMS--0.08%
  Borland Software Corp.                        1        5,200            53,560
  MetaSolv Inc.                                 1        2,830            11,122
                                                                   -------------
                                                                          64,682
                                                                   -------------

COMPUTERS--3.74%
  Activision Inc.                               1        3,320            96,479
  Advanced Digital Information Corp.            1        6,000            50,580
  Agile Software Corp.                          1        3,350            24,354
  America Online Latin America Inc. "A"         1          242               155
  ANSYS Inc.                                    1        1,390            27,939
  Aspen Technology Inc.                         1        3,300            27,522
  Avici Systems Inc.                            1        1,575             1,591
  BARRA Inc.                                    1        1,100            40,898
  Black Box Corp.                               1        1,920            78,202
  CACI International Inc. "A"                   1        2,140            81,727
  Carreker Corp.                                1        2,030            22,980
  CCC Information Services Group Inc.           1          900            12,600
  CIBER Inc.                                    1        4,900            35,525
  Cognizant Technology Solutions Corp.          1          820            44,075
  Commerce One Inc.                             1        6,914             2,627
  Computer Network Technology Corp.             1        3,000            18,390
  Concurrent Computer Corp.                     1        6,000            27,900
  Covansys Corp.                                1        1,900            10,678
  Datastream Systems Inc.                       1        2,000            14,200
  Dendrite International Inc.                   1        2,850            27,559
  Digimarc Corp.                                1          900             9,351
  Digitas Inc.                                  1        2,200            10,008
  DSP Group Inc.                                1        2,300            45,080
  E.piphany Inc.                                1        6,610            29,018
  Echelon Corp.                                 1        2,400            30,912
  Eclipsys Corp.                                1        4,330            28,400
  Electronics For Imaging Inc.                  1        5,390            85,755
  Entrust Inc.                                  1        5,530            15,042
  FactSet Research Systems Inc.                          2,000            59,540
  Fair Isaac and Co. Inc.                                2,550            83,818
  FalconStor Software Inc.                      1        4,120            17,428
  Genuity Inc. "A"                                         136               517
  HNC Software Inc.                             1        3,340            55,778
  Hyperion Solutions Corp.                      1        3,200            58,359
  IDX Systems Corp.                             1        1,840            23,957
  InFocus Corp.                                 1        3,920            46,178
  infoUSA Inc.                                  1        2,100            11,489
  Integral Systems Inc.                         1          750            16,365
  InterCept Inc.                                1        1,220            25,278
  Intergraph Corp.                              1        4,800            83,713
  Internap Network Services Corp.               1        3,383               778
  Iomega Corp.                                  1        5,140            66,049
  ITXC Corp.                                    1        3,030            15,786
  Keynote Systems Inc.                          1        2,720            19,910
  Kronos Inc.                                   1        1,900            57,929
  Liberate Technologies                         1       10,460            27,604
  Manhattan Associates Inc.                     1        1,500            48,240
  MapInfo Corp.                                 1        1,600            14,560
  McAfee.com Corp.                              1          400             5,856
  MCSi Inc.                                     1        2,000            22,478
  Micro General Corp.                           1        1,100            18,359
  MICROS Systems Inc.                           1        1,600            44,336
  MicroStrategy Inc.                            1        2,100             1,050
  Midway Games Inc.                             1        3,000            25,500
  MSC.Software Corp.                            1        2,610            23,359
  MTS Systems Corp.                                      2,050            25,727
  Multex.com Inc.                               1        3,360            13,709
  NetScout Systems Inc.                         1        1,970            13,435
  Novadigm Inc.                                 1        1,100             7,997
  Nuance Communications Inc.                    1        3,390            14,170
  NYFIX Inc.                                    1        2,520            21,420
  ONYX Software Corp.                           1        2,600             8,788
  Packeteer Inc.                                1        2,600            11,492
  PC-Tel Inc.                                   1        1,700            11,507
  PEC Solutions Inc.                            1          300             7,176
  Pegasus Solutions Inc.                        1        2,400            42,000
  Perot Systems Corp. "A"                       1        5,930            64,578
  Phoenix Technologies Ltd.                     1        2,400            24,000
  Planar Systems Inc.                           1        1,000            19,250
  Portal Software Inc.                          1        7,880             5,910
  ProBusiness Services Inc.                     1        2,120            30,886
  Progress Software Corp.                       1        2,730            40,292
  QRS Corp.                                     1        1,360            10,594
  Radiant Systems Inc.                          1        1,620            21,109
  RadiSys Corp.                                 1        1,820            21,167
  Rainbow Technologies Inc.                     1        2,420            11,906
  Read-Rite Corp.                               1        9,750             4,680
  Red Hat Inc.                                  1        3,170            18,608
  Safeguard Scientifics Inc.                    1        9,060            18,120
  Sanchez Computer Associates Inc.              1        2,000             8,920
  Sapient Corp.                                 1        8,000             8,480
  ScanSource Inc.                               1          550            33,775
  SCM Microsystems Inc.                         1        1,700            22,746
  Secure Computing Corp.                        1        2,620            19,781
  Silicon Graphics Inc.                         1       13,300            39,102
  Silicon Storage Technology Inc.               1        7,340            57,252
  SONICblue Inc.                                1        7,400             7,622

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


   Security                                          Shares            Value
  ----------                                      ------------     -------------

  SonicWALL Inc.                                1        4,220     $      21,184
  Stratos Lightwave Inc.                        1        4,990             7,984
  Sykes Enterprises Inc.                        1        2,200            16,916
  Syntel Inc.                                   1          800             9,888
  Systems & Computer Technology Corp.           1        3,000            40,530
  Take-Two Interactive Software Inc.            1        3,100            63,829
  THQ Inc.                                      1        3,700           110,334
  3D Systems Corp.                              1          860            10,492
  Transaction Systems Architects Inc. "A"       1        3,600            42,336
  TTM Technologies Inc.                         1          880             4,611
  Turnstone Systems Inc.                        1        2,420            10,479
  Universal Access Global Holdings Inc.         1        1,064               201
  Verity Inc.                                   1        2,860            31,717
  Vitria Technology Inc.                        1        6,630             6,365
  WatchGuard Technologies Inc.                  1        2,520            12,953
  Western Digital Corp.                         1       18,350            59,637
                                                                   -------------
                                                                       2,889,416
                                                                   -------------

COSMETICS / PERSONAL CARE--0.03%
  Elizabeth Arden Inc.                          1        1,360            23,800
                                                                   -------------
                                                                          23,800
                                                                   -------------

DISTRIBUTION / WHOLESALE--0.68%
  Advanced Energy Industries Inc.               1        1,760            39,037
  Advanced Marketing Services Inc.                       1,150            21,045
  Aviall Inc.                                   1        2,230            31,220
  Bell Microproducts Inc.                       1        1,710            13,765
  Building Materials Holdings Corp.             1        1,300            18,681
  Daisytek International Corp.                  1        1,810            30,698
  Handleman Co.                                 1        2,200            31,900
  Hughes Supply Inc.                                     2,200            98,780
  Owens & Minor Inc.                                     3,200            63,232
  SCP Pool Corp.                                1        1,810            50,246
  United Stationers Inc.                        1        2,920            88,768
  Watsco Inc.                                            1,600            29,200
  WESCO International Inc.                      1        1,750            11,025
                                                                   -------------
                                                                         527,597
                                                                   -------------

DIVERSIFIED FINANCIAL SERVICES--1.70%
  Acacia Research Corp.                         1        2,229            15,826
  Advanta Corp. "A"                             1        2,700            29,322
  Affiliated Managers Group Inc.                1        2,100           129,150
  American Capital Strategies Ltd.                       3,140            86,256
  BKF Capital Group Inc.                        1          800            22,800
  Capitol Federal Financial                              2,500            65,200
  Century Business Services Inc.                1        6,230            20,304
  Charter Municipal Mortgage
     Acceptance Co.                                      3,620            64,726
  CompuCredit Corp.                             1        1,800            12,672
  Credit Acceptance Corp.                       1        1,100            13,827
  Digital Insight Corp.                         1        2,700            44,415
  Doral Financial Corp.                                  3,400           113,526
  DVI Inc.                                      1        1,300            25,090
  Federal Agricultural Mortgage Corp.           1          780            20,826
  Financial Federal Corp.                       1        1,120            37,072
  Forrester Research Inc.                       1        1,230            23,861
  Friedman Billings Ramsey Group Inc. "A"       1        2,000            25,460
  Gabelli Asset Management Inc. "A"             1          700            25,550
  Jeffries Group Inc.                                    2,100            88,410
  MemberWorks Inc.                              1        1,000            18,530
  National Processing Inc.                      1          600            15,480
  NCO Group Inc.                                1        1,730            37,679
  New Century Financial Corp.                            1,000            34,970
  Raymond James Financial Inc.                           3,520           100,214
  Resource America Inc. "A"                              1,220            12,859
  S1 Corp.                                      1        6,480            47,887
  Seacoast Financial Services Corp.                      2,300            57,661
  SoundView Technology Group Inc.               1        5,840             9,928
  StarTek Inc.                                  1          800            21,392
  Student Loan Corp.                                       330            27,337
  SWS Group Inc.                                         1,310            25,702
  WFS Financial Inc.                            1          900            24,669
  World Acceptance Corp.                        1        1,600            13,440
                                                                   -------------
                                                                       1,312,041
                                                                   -------------

ELECTRIC--1.61%
  Avista Corp.                                           4,600            63,480
  Central Vermont Public Service Corp.                   1,300            23,400
  CH Energy Group Inc.                                   1,600            78,800
  Cleco Corp.                                            3,870            84,753
  DQE Inc.                                               5,660            79,240
  El Paso Electric Co.                          1        4,600            63,710
  Empire District Electric Co. (The)                     1,930            39,565
  Hawaiian Electric Industries Inc.                      3,240           137,862
  Madison Gas & Electric Co.                             1,400            38,990
  NorthWestern Corp.                                     2,730            46,273
  Otter Tail Corp.                                       2,200            69,344
  PNM Resources Inc.                                     3,730            90,266
  RGS Energy Group Inc.                                  2,920           114,464
  Sierra Pacific Resources                              10,000            78,000
  UIL Holdings Corp.                                     1,100            59,906
  UniSource Energy Corp.                                 3,140            58,404
  WPS Resources Corp.                                    2,900           118,407
                                                                   -------------
                                                                       1,244,864
                                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.24%
  Active Power Inc.                             1        3,820            13,790
  C&D Technologies Inc.                                  2,600            46,852
  Encore Wire Corp.                             1        1,000            14,230
  GrafTech International Ltd.                            5,400            66,420
  Medis Technologies Ltd.                       1          791             6,256
  Proton Energy Systems Inc.                    1        3,540            11,363
  Wilson Greatbatch Technologies Inc.           1        1,050            26,754
                                                                   -------------
                                                                         185,665
                                                                   -------------

ELECTRONICS--4.11%
  Actel Corp.                                   1        2,140            44,983
  ADE Corp.                                     1        1,100            12,594
  Aeroflex Inc.                                 1        5,700            39,615

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


   Security                                          Shares            Value
  ----------                                      ------------     -------------

  American Superconductor Corp.                 1        2,100     $      11,466
  AMETEK Inc.                                            3,000           111,750
  Analogic Corp.                                           720            35,402
  Artesyn Technologies Inc.                     1        3,420            22,165
  Artisan Components Inc.                       1        1,200            10,800
  AstroPower Inc.                               1        1,635            32,111
  ATMI Inc.                                     1        2,560            57,267
  Barnes Group Inc.                                      1,700            38,930
  Bel Fuse Inc. "B"                                        800            21,640
  Belden Inc.                                            2,320            48,349
  Benchmark Electronics Inc.                    1        2,200            63,800
  Brady Corp. "A"                                        1,700            59,500
  Cable Design Technologies  Corp.              1        4,160            42,640
  Caliper Technologies Corp.                    1        2,490            20,791
  Checkpoint Systems Inc.                       1        2,830            33,111
  Coherent Inc.                                 1        2,800            82,709
  Concord Camera Corp.                          1        2,600            13,263
  CTS Corp.                                              3,220            38,769
  Cubic Corp.                                            1,400            33,180
  Cymer Inc.                                    1        3,200           112,128
  Daktronics Inc.                               1        1,100            10,824
  Dionex Corp.                                  1        1,920            51,437
  DuPont Photomasks Inc.                        1          450            14,616
  EDO Corp.                                              1,000            28,500
  Electro Scientific Industries Inc.            1        2,520            61,236
  Energy Conversion Devices Inc.                1        1,500            23,535
  ESS Technology Inc.                           1        2,700            47,358
  Exar Corp.                                    1        3,530            69,612
  Excel Technology Inc.                         1        1,100            23,100
  FEI Co.                                       1        1,500            36,765
  Fisher Scientific International Inc.          1        5,090           142,520
  FSI International Inc.                        1        2,400            17,928
  FuelCell Energy Inc.                          1        3,040            31,282
  General Cable Corp.                                    2,930            18,459
  Helix Technology Corp.                                 2,500            51,500
  Hutchinson Technology Inc.                    1        2,400            37,536
  II-VI Inc.                                    1        1,130            16,690
  JNI Corp.                                     1        2,600             9,100
  Keithley Instruments Inc.                                540             7,798
  Littelfuse Inc.                               1        1,900            43,947
  Manufacturers Services Ltd.                   1        1,300             6,279
  Mattson Technology Inc.                       1        3,500            16,170
  Mercury Computer Systems Inc.                 1        1,800            37,260
  Merix Corp.                                   1        1,300            11,154
  Methode Electronics Inc. "A"                           3,000            38,310
  Microsemi Corp.                               1        2,700            17,820
  MIPS Technologies Inc. "A"                    1        4,130            25,482
  MKS Instruments Inc.                          1        2,586            51,901
  Molecular Devices Corp.                       1        1,600            28,480
  Moog Inc. "A"                                 1        1,400            60,032
  Nanometrics Inc.                              1          940            14,926
  Nu Horizons Electronics Corp.                 1        1,130             9,368
  Oak Technology Inc.                           1        4,680            21,200
  Park Electrochemical Corp.                             1,700            45,050
  Photon Dynamics Inc.                          1        1,600            48,000
  Photronics Inc.                               1        2,530            47,918
  Pioneer-Standard Electronics Inc.                      2,700            28,053
  PLX Technology Inc.                           1        1,330             5,652
  Power Integrations Inc.                       1        2,500            44,747
  Rayovac Corp.                                 1        1,900            35,207
  REMEC Inc.                                    1        4,370            24,516
  Research Frontiers Inc.                       1        1,120            16,644
  Richardson Electronics Ltd.                              770             8,262
  Rudolph Technologies Inc.                     1        1,000            24,930
  SBS Technologies Inc.                         1        1,600            19,598
  Silicon Image Inc.                            1        4,940            30,233
  Siliconix Inc.                                1          450            12,465
  Sipex Corp.                                   1        2,500            12,222
  Stoneridge Inc.                               1        1,200            22,440
  Supertex Inc.                                 1          830            14,625
  Technitrol Inc.                                        3,340            77,822
  Therma-Wave Inc.                              1        1,620            18,452
  Thomas & Betts Corp.                                   5,450           101,370
  Three-Five Systems Inc.                       1        2,400            27,360
  Trimble Navigation Ltd.                       1        2,630            40,765
  Triumph Group Inc.                            1        1,600            71,360
  Universal Display Corp.                       1        1,600            13,280
  Universal Electronics Inc.                    1        1,300            19,448
  Valence Technology Inc.                       1          767             1,058
  Varian Inc.                                   1        2,930            96,543
  Vicor Corp.                                   1        2,300            16,077
  Watts Industries Inc. "A"                              1,500            29,775
  Woodhead Industries Inc.                                 800            13,712
  Woodward Governor Co.                                    800            47,296
  Xicor Inc.                                    1        2,170             8,767
  X-Rite Inc.                                            1,700            14,620
  Zoran Corp.                                   1        2,550            58,420
  Zygo Corp.                                    1        1,500            12,075
                                                                   -------------
                                                                       3,177,850
                                                                   -------------

ENERGY & RELATED--0.05%
  H Power Corp.                                 1          757               719
  Headwaters Inc.                               1        2,340            36,855
  Syntroleum Corp.                              1        1,580             4,550
                                                                   -------------
                                                                          42,124
                                                                   -------------

ENGINEERING & CONSTRUCTION--0.17%
  EMCOR Group Inc.                              1        1,000            58,700
  Granite Construction Inc.                              2,830            71,599
  Perini Corp.                                  1          796             3,184
                                                                   -------------
                                                                         133,483
                                                                   -------------

ENTERTAINMENT--0.94%
  AMC Entertainment Inc.                        1        2,400            34,080
  Ameristar Casinos Inc.                        1          400            11,624
  Argosy Gaming Co.                             1        2,020            57,368
  Championship Auto Racing Teams Inc.           1        1,630            16,055
  Churchill Downs Inc.                                     300            12,099

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


   Security                                          Shares            Value
  ----------                                      ------------     -------------

  Dover Downs Gaming & Entertainment Inc.                1,261     $      16,141
  Dover Motorsports Inc.                                 1,230             7,011
  4Kids Entertainment Inc.                      1          730            15,111
  Gaylord Entertainment Co. "A"                 1        2,050            45,202
  GTECH Holdings Corp.                          1        5,000           127,700
  Hollywood Casino Corp. "A"                    1          900             9,720
  Hollywood Entertainment Corp.                 1        4,550            94,094
  Isle of Capri Casinos Inc.                    1        1,800            36,450
  Liberty Livewire Corp. "A"                    1        1,600             4,704
  Magna Entertainment Corp. "A"                 1        1,800            12,582
  Martha Stewart Living Omnimedia Inc. "A"      1        1,000            11,470
  MTR Gaming Group Inc.                         1        1,650            27,555
  Penn National Gaming Inc.                     1        1,800            32,670
  Pinnacle Entertainment Inc.                   1        2,200            23,386
  Scientific Games Corp. "A"                    1        1,400            11,116
  Shuffle Master Inc.                           1        1,620            29,759
  Speedway Motorsports Inc.                     1        1,300            33,059
  Steinway Musical Instruments Inc.             1          860            18,404
  Vail Resorts Inc.                             1          800            13,680
  World Wrestling Federation
     Entertainment Inc.                         1        1,320            19,272
  Zomax Inc.                                    1        2,200             8,580
                                                                   -------------
                                                                         728,892
                                                                   -------------

ENTERTAINMENT & LEISURE--0.05%
  Alliance Gaming Corp.                         1        3,040            37,149
                                                                   -------------
                                                                          37,149
                                                                   -------------

ENVIRONMENTAL CONTROL--0.46%
  Casella Waste Systems Inc. "A"                1        1,800            21,618
  Ionics Inc.                                   1        1,600            38,800
  Mine Safety Appliances Co.                               800            32,000
  Stericycle Inc.                               1        3,000           106,230
  Tetra Tech Inc.                               1        4,500            66,150
  TRC Companies Inc.                            1          660            13,563
  Waste Connections Inc.                        1        2,520            78,725
                                                                   -------------
                                                                         357,086
                                                                   -------------

FOOD--3.53%
  American Italian Pasta Co. "A"                1        1,500            76,485
  Applebee's International Inc.                          4,642           106,534
  Arden Group Inc. "A"                          1          100             6,001
  Aurora Foods Inc.                             1        1,900             2,850
  Buca Inc.                                     1        1,240            23,622
  CEC Entertainment Inc.                        1        2,610           107,793
  Cheesecake Factory (The)                      1        3,495           124,003
  Corn Products International Inc.                       3,200            99,584
  Dean Foods Co.                                1        8,002           298,475
  Del Monte Foods Co.                           1        2,000            23,600
  Dole Food Co.                                          4,000           115,400
  Dreyer's Grand Ice Cream Inc.                          1,800           123,480
  Fleming Companies Inc.                                 4,000            72,600
  Flowers Foods Inc.                            1        2,410            62,299
  Great Atlantic & Pacific Tea Co.              1        1,900            35,511
  Green Mountain Coffee Inc.                    1          640            13,574
  Hain Celestial Group Inc.                     1        2,100            38,850
  IHOP Corp.                                    1        1,700            50,065
  Ingles Markets Inc. "A"                                1,000            12,680
  International Multifoods Corp.                1        1,540            40,040
  Interstate Bakeries Corp.                              2,500            72,200
  J&J Snack Foods Corp.                         1          500            22,480
  Jack in the Box Inc.                          1        3,400           108,120
  Lance Inc.                                             2,100            30,618
  Landry's Restaurants Inc.                              1,800            45,918
  Nash Finch Co.                                           990            31,640
  P.F. Chang's China Bistro Inc.                1        1,600            50,272
  Panera Bread Co. "A"                          1        1,800            62,046
  Papa John's International Inc.                1        1,400            46,746
  Pathmark Stores Inc.                          1        3,030            56,994
  Performance Food Group Co.                    1        4,060           137,472
  Pilgrim's Pride Corp. "B"                              1,200            16,800
  Ralcorp Holdings Inc.                         1        2,620            81,875
  Rare Hospitality International Inc.           1        1,930            51,956
  Riviana Foods Inc.                                       500            12,679
  Ruddick Corp.                                          2,900            49,184
  Sanderson Farms Inc.                                     300             7,503
  Sensient Technologies Corp.                            4,360            99,234
  Smucker (J.M.) Co. (The)                               4,111           140,308
  Sonic Corp.                                   1        2,950            92,659
  Spartan Stores Inc.                           1        2,350             7,073
  Tejon Ranch Co.                               1          800            26,080
  United Natural Foods Inc.                     1        1,040            20,280
  Wild Oats Markets Inc.                        1        1,600            25,760
                                                                   -------------
                                                                       2,729,343
                                                                   -------------

FOREST PRODUCTS & PAPER--0.68%
  American Woodmark Corp.                                  540            30,310
  Buckeye Technologies Inc.                     1        2,000            19,600
  Caraustar Industries Inc.                              2,400            29,952
  Chesapeake Corp.                                       1,500            39,495
  Deltic Timber Corp.                                      900            31,032
  Glatfelter Co.                                         1,210            22,748
  Louisiana-Pacific Corp.                               10,100           106,959
  Pope & Talbot Inc.                                     1,500            28,095
  Potlatch Corp.                                         2,700            91,854
  Rock-Tenn Co. "A"                                      1,100            20,185
  Schweitzer-Mauduit International Inc.                  1,320            32,472
  Universal Forest Products Inc.                         1,000            23,420
  Wausau-Mosinee Paper Corp.                             4,400            53,020
                                                                   -------------
                                                                         529,142
                                                                   -------------

GAS--0.87%
  AGL Resources Inc.                                     5,130           119,016
  Laclede Group Inc. (The)                               1,700            39,916
  NUI Corp.                                              1,700            46,750
  ONEOK Inc.                                             5,000           109,750

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


   Security                                          Shares            Value
  ----------                                      ------------     -------------

  Peoples Energy Corp.                                   3,230     $     117,766
  Southwestern Energy Co.                       1        2,600            39,494
  UGI Corp.                                              2,620            83,683
  WGL Holdings Inc.                                      4,530           117,327
                                                                   -------------
                                                                         673,702
                                                                   -------------

HAND / MACHINE TOOLS--0.35%
  Baldor Electric Co.                                    2,200            55,440
  Franklin Electric Co. Inc.                               800            37,656
  Kennametal Inc.                                        2,900           106,140
  Milacron Inc.                                          1,600            16,240
  Powell Industries Inc.                        1          440            10,670
  Regal-Beloit Corp.                                     1,800            43,758
                                                                   -------------
                                                                         269,904
                                                                   -------------

HEALTH CARE--5.04%
  ABIOMED Inc.                                  1        1,800            15,262
  Accredo Health Inc.                           1        2,750           126,885
  Advanced Neuromodulation Systems Inc.         1          600            18,300
  Advanced Tissue Sciences Inc.                 1        6,200             8,928
  American Healthways Inc.                      1        1,190            21,182
  American Medical Systems Holdings Inc.        1        2,850            57,171
  AmeriPath Inc.                                1        2,530            60,720
  AmSurg Corp.                                  1        1,430            37,552
  Apria Healthcare Group Inc.                   1        3,720            83,328
  Arrow International Inc.                               1,000            39,050
  ArthroCare Corp.                              1        1,900            24,434
  Aspect Medical Systems Inc.                   1          930             3,348
  Avigen Inc.                                   1        2,200            20,702
  Bei Technologies Inc.                                  1,180            13,511
  Beverly Enterprises Inc.                      1        9,230            70,240
  BioMarin Pharmaceutical Inc.                  1        3,200            16,701
  Bio-Rad Laboratories Inc. "A"                 1        1,500            68,265
  Biosite Inc.                                  1        1,300            36,595
  BriteSmile Inc.                               1        2,270             5,380
  Bruker Daltonics Inc.                         1        4,270            16,866
  CardioDynamics International Corp.            1        2,200             8,184
  Cerus Corp.                                   1        1,100            37,268
  Closure Medical Corp.                         1          700             9,800
  Cobalt Corp.                                  1        1,000            22,800
  Conceptus Inc.                                1        1,200            19,788
  CONMED Corp.                                  1        2,150            48,009
  Cooper Companies Inc.                                  1,300            61,230
  Covance Inc.                                  1        5,620           105,375
  Coventry Health Care Inc.                     1        5,400           153,468
  Cyberonics Inc.                               1        1,900            24,926
  Cygnus Inc.                                   1        3,600             7,272
  Datascope Corp.                                          920            25,429
  Diagnostic Products Corp.                              2,000            74,000
  DIANON Systems Inc.                           1          807            43,110
  Dynacq International Inc.                     1          700             9,863
  Edwards Lifesciences Corp.                    1        5,530           128,296
  ENDOcare Inc.                                 1        1,500            19,815
  Enzo Biochem Inc.                             1        2,168            31,067
  Flir Systems Inc.                             1        1,090            45,747
  Gentiva Health Services Inc.                  1        2,030            18,250
  Haemonetics Corp.                             1        1,800            52,560
  Hooper Holmes Inc.                                     5,300            42,400
  ICU Medical Inc.                              1          810            25,029
  IDEXX Laboratories Inc.                       1        3,320            85,623
  IGEN International Inc.                       1        1,330            41,895
  I-many Inc.                                   1        3,560             9,786
  Impath Inc.                                   1        1,600            28,720
  INAMED Corp.                                  1        1,340            35,805
  Intermagnetics General Corp.                  1        1,330            26,866
  Invacare Corp.                                         1,930            71,410
  i-STAT Corp.                                  1        1,300             4,628
  LeCroy Corp.                                  1          800             9,520
  LifePoint Hospitals Inc.                      1        3,520           127,811
  Luminex Corp.                                 1        1,510            11,340
  Magellan Health Services Inc.                 1        2,440             2,440
  Med-Design Corp. (The)                        1          680             8,799
  Mentor Corp.                                           2,000            73,418
  Microvision Inc.                              1        1,100             5,753
  Mid Atlantic Medical Services Inc.            1        4,350           136,372
  National Healthcare Corp.                     1          600            12,750
  Novavax Inc.                                  1          246             1,048
  Novoste Corp.                                 1        1,800             8,316
  Ocular Sciences Inc.                          1        1,520            40,280
  Option Care Inc.                              1          750            10,305
  OraSure Technologies Inc.                     1        2,700            17,550
  PacifiCare Health Systems Inc. "A"            1        2,720            73,984
  Pediatrix Medical Group Inc.                  1        1,900            47,500
  PolyMedica Corp.                              1        1,120            28,605
  Possis Medical Inc.                           1        1,400            17,289
  Province Healthcare Co.                       1        4,350            97,266
  PSS World Medical Inc.                        1        6,600            53,460
  RehabCare Group Inc.                          1        1,430            34,363
  Renal Care Group Inc.                         1        4,530           141,109
  Respironics Inc.                              1        3,100           105,555
  Select Medical Corp.                          1          670            10,492
  Sierra Health Services Inc.                   1        2,390            53,416
  Sola International Inc.                       1        2,180            25,070
  SonoSite Inc.                                 1          900            12,987
  Specialty Laboratories Inc.                   1        1,040             8,736
  Steris Corp.                                  1        6,120           116,953
  Sunrise Assisted Living Inc.                  1        1,600            42,880
  Syncor International Corp.                    1        1,820            57,330
  Techne Corp.                                  1        4,000           112,880
  Theragenics Corp.                             1        2,800            23,604
  Thoratec Labs Corp.                           1        3,535            31,780
  TriPath Imaging Inc.                          1        1,780             7,779
  U.S. Physical Therapy Inc.                    1          545            11,069
  Urologix Inc.                                 1        1,280            16,371
  US Oncology Inc.                              1        8,850            73,720
  Vasomedical Inc.                              1        4,390            11,633
  Ventana Medical Systems Inc.                  1        1,220            26,779
  VISX Inc.                                     1        4,430            48,287
  Vital Sign Inc.                                          400            14,460

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                        Shares         Value
  ----------                                     ----------    -----------

  West Pharmaceutical Services Inc.                   1,000    $    32,090
  Zoll Medical Corp.                  1                 900         29,277
                                                               -----------
                                                                 3,895,265
                                                               -----------

HOLDING COMPANIES-DIVERSIFIED--0.10%
  Triarc Companies Inc.               1               1,330         36,708
  Walter Industries Inc.                              3,100         41,385
                                                               -----------
                                                                    78,093
                                                               -----------

HOME BUILDERS--1.65%
  Beazer Homes USA Inc.               1               1,023         81,840
  Champion Enterprises Inc.           1               4,760         26,751
  Coachmen Industries Inc.                            1,420         20,590
  Fleetwood Enterprises Inc.                          3,600         31,320
  Hovnanian Enterprises Inc. "A"      1               1,380         49,514
  KB HOME                                             3,750        193,162
  M.D.C. Holdings Inc.                                1,673         86,996
  M/I Schottenstein Homes Inc.                        1,060         39,941
  Meritage Corp.                      1                 560         25,564
  Monaco Coach Corp.                  1               2,150         45,795
  NVR Inc.                            1                 600        193,800
  Palm Harbor Homes Inc.              1               1,500         29,788
  Ryland Group Inc.                                   2,400        119,400
  Skyline Corp.                                         700         23,100
  Standard-Pacific Corp.                              2,400         84,192
  Thor Industries Inc.                                  700         49,882
  Toll Brothers Inc.                  1               4,180        122,474
  Winnebago Industries Inc.                           1,130         49,720
                                                               -----------
                                                                 1,273,829
                                                               -----------

HOME FURNISHINGS--0.89%
  Applica Inc.                        1               2,080         25,792
  Bassett Furniture Industries Inc.                     790         15,404
  Bush Industries Inc. "A"                            1,200         14,400
  Furniture Brands International Inc. 1               5,120        154,881
  Harman International Industries Inc.                3,020        148,735
  Kimball International Inc. "B"                      3,200         52,448
  La-Z-Boy Inc.                                       4,520        113,994
  Libbey Inc.                                         1,400         47,740
  Movado Group Inc.                                     960         24,144
  Oneida Ltd.                                         1,500         28,725
  ParkerVision Inc.                   1                 830         15,919
  Salton Inc.                         1                 500          7,175
  Standex International Corp.                         1,000         25,100
  Stanley Furniture Co. Inc.          1                 450         12,037
                                                               -----------
                                                                   686,494
                                                               -----------

HOUSEHOLD PRODUCTS / WARES--1.67%
  American Greetings Corp. "A"                        5,900         98,294
  Blyth Inc.                                          3,000         93,660
  Church & Dwight Co. Inc.                            3,320        104,016
  CSS Industries Inc.                 1                 300         10,650
  Dial Corp. (The)                                    8,790        175,976
  Fossil Inc.                         1               1,695         34,849
  Harland (John H.) Co.                               2,800         78,960
  National Presto Industries Inc.                       600         19,200
  New England Business Service Inc.                   1,100         27,654
  Pennzoil-Quaker State Co.                           7,630        164,274
  Playtex Products Inc.               1               2,500         32,375
  Revlon Inc. "A"                     1               1,800          8,910
  Russ Berrie & Co. Inc.                              1,030         36,462
  Scotts Co. (The) "A"                1               1,520         69,008
  Standard Register Co. (The)                         1,380         47,182
  Toro Co.                                            1,120         63,661
  Tupperware Corp.                                    4,900        101,871
  Wallace Computer Services Inc.                      3,620         77,830
  Yankee Candle Co. Inc. (The)        1               1,600         43,344
                                                               -----------
                                                                 1,288,176
                                                               -----------

INSURANCE--2.79%
  Alfa Corp.                                          7,000         81,900
  American Physicians Capital Inc.    1               1,180         21,782
  AmerUs Group Co.                                    3,730        138,383
  Argonaut Group Inc.                                 2,100         44,982
  Baldwin & Lyons Inc. "B"                              600         13,698
  Berkley (W.R.) Corp.                                1,890        103,950
  Brown & Brown Inc.                                  4,200        132,300
  Citizens Inc.                       1               2,070         26,869
  Clark/Bardes Inc.                   1               1,070         24,439
  CNA Surety Corp.                                    1,200         17,460
  Commerce Group Inc.                                 2,300         90,965
  Crawford & Co. "B"                                  3,400         27,540
  Delphi Financial Group Inc. "A"                     1,320         57,222
  FBL Financial Group Inc. "A"                        1,120         24,808
  First American Corp.                                6,350        146,050
  Fremont General Corp.                               5,160         21,569
  Great American Financial Resources
    Inc.                                                600         11,580
  Harleysville Group Inc.                             2,800         77,616
  Hilb Rogal & Hamilton Co.                           2,600        117,650
  Horace Mann Educators Corp.                         3,800         70,946
  Kansas City Life Insurance Co.                        500         19,335
  LandAmerica Financial Group Inc.                    1,900         59,850
  Midland Co. (The)                                     200         10,094
  National Western Life Insurance
     Company "A"                      1                 200         22,990
  NYMAGIC Inc.                                          600          9,150
  Ohio Casualty Corp.                 1               5,100        106,590
  Philadelphia Consolidated Holding
     Corp.                            1               1,050         47,607
  PICO Holdings Inc.                  1               1,200         19,884
  PMA Capital Corp. "A"                               2,100         44,415
  Presidential Life Corp.                             2,030         41,148
  ProAssurance Corp.                  1               2,071         36,450
  RLI Corp.                                             600         30,600
  SCPIE Holdings Inc.                                 1,120          6,810
  Selective Insurance Group Inc.                      2,400         67,992
  StanCorp Financial Group Inc.                       2,720        150,960
  State Auto Financial Corp.                          1,050         17,220
  Stewart Information Services Corp.  1               1,050         21,578
  Triad Guaranty Inc.                 1                 700         30,471

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                      Shares         Value
  ----------                                   ----------    -----------

  UICI                                      1       3,700    $    74,740
  United Fire & Casualty Co.                          600         22,668
  Universal American Financial Corp.        1       3,700         24,827
  Vesta Insurance Group                             3,640         15,579
  Zenith National Insurance Corp.                     860         27,391
                                                             -----------
                                                               2,160,058
                                                             -----------

IRON / STEEL--0.35%
  Carpenter Technology Corp.                        1,920         55,315
  Cleveland-Cliffs Inc.                             1,400         38,640
  Gibraltar Steel Corp.                               700         15,533
  Oregon Steel Mills Inc.                   1       2,070         12,420
  Reliance Steel & Aluminum Co.                     2,300         70,150
  Roanoke Electric Steel Corp.                      1,100         16,984
  Ryerson Tull Inc.                                 2,100         24,423
  Steel Dynamics Inc.                       1       2,300         37,881
                                                             -----------
                                                                 271,346
                                                             -----------

LEISURE TIME--0.43%
  Bally Total Fitness Holding Corp.         1       2,830         52,949
  Nautilus Group Inc. (The)                         2,780         85,068
  Navigant International Inc.               1       1,480         22,896
  Polaris Industries Inc.                           2,200        143,000
  ResortQuest International Inc.            1       1,220          6,954
  WMS Industries Inc.                       1       1,920         23,520
                                                             -----------
                                                                 334,387
                                                             -----------

LODGING--0.45%
  Aztar Corp.                               1       3,130         65,104
  Boca Resorts Inc. "A"                     1       2,620         34,715
  Boyd Gaming Corp.                         1       2,800         40,320
  Choice Hotels International Inc.          1       3,110         62,231
  Marcus Corp.                                      2,100         34,965
  Prime Hospitality Corp.                   1       4,100         53,259
  Station Casinos Inc.                      1       3,120         55,692
                                                             -----------
                                                                 346,286
                                                             -----------

MACHINERY--3.11%
  AGCO Corp.                                1       6,300        122,850
  Albany International Corp. "A"                    1,560         41,980
  Applied Industrial Technologies Inc.              1,700         33,150
  Astec Industries Inc.                     1       1,500         24,135
  Asyst Technologies Inc.                   1       3,500         71,225
  Briggs & Stratton Corp.                           2,000         76,680
  Brooks-PRI Automation Inc.                        3,106         79,389
  Cognex Corp.                              1       3,090         61,955
  Donaldson Co. Inc.                                3,620        126,845
  Dycom Industries Inc.                     1       4,480         52,371
  Electroglas Inc.                          1       2,100         21,000
  Engineered Support Systems Inc.                     660         34,518
  Esterline Technologies Corp.              1       1,840         41,768
  Flow International Corp.                  1         900          6,065
  Flowserve Corp.                           1       5,020        149,596
  Gardner Denver Inc.                       1       1,300         26,000
  Gerber Scientific Inc.                    1         870          3,054
  Gorman-Rupp Co. (The)                               600         18,900
  Graco Inc.                                        4,350        109,359
  Idex Corp.                                        2,900         97,150
  Imation Corp.                             1       3,140         93,446
  Insituform Technologies Inc. "A"          1       2,240         47,443
  JLG Industries Inc.                               3,920         54,998
  Kadant Inc.                               1       1,060         17,490
  Kaman Corp. "A"                                   2,000         33,520
  Knight Transportation Inc.                1       1,395         32,350
  Kulicke & Soffa Industries Inc.           1       4,550         56,375
  Lincoln Electric Holding Inc.                     2,820         75,858
  Lindsay Manufacturing Co.                         1,000         23,150
  Magnetek Inc.                             1       2,020         19,998
  Manitowoc Co. Inc. (The)                          2,200         78,078
  NACCO Industries Inc.                               700         40,670
  Nordson Corp.                                     2,200         54,252
  Paxar Corp.                               1       3,200         53,600
  Presstek Inc.                             1       3,100         12,400
  Robbins & Myers Inc.                                700         18,375
  Sauer-Danfoss Inc.                                1,000         11,160
  Semitool Inc.                             1       1,600         13,056
  Stewart & Stevenson Services Inc.                 2,500         44,350
  SureBeam Corporation "A"                  1       1,700          9,282
  Tecumseh Products Co. "A"                         1,420         75,374
  Tennant Co.                                         800         31,680
  Terex Corp.                               1       4,000         89,960
  Thomas Industries Inc.                            1,500         43,200
  Ultratech Stepper Inc.                    1       1,900         30,761
  Unova Inc.                                1       4,100         26,609
  Zebra Technologies Corp. "A"              1       2,520        121,514
                                                             -----------
                                                               2,406,939
                                                             -----------

MANUFACTURERS--1.12%
  Carlisle Companies Inc.                           2,900        130,442
  CUNO Inc.                                 1       1,300         47,034
  Federal Signal Corp.                              4,200        100,800
  Harsco Corp.                                      3,730        139,875
  Lancaster Colony Corp.                            2,570         91,646
  Osmonics Inc.                             1         800         12,720
  Pittston Brink's Group                            5,030        120,720
  Quixote Corp.                                       660         11,187
  Sturm Ruger & Co. Inc.                            1,860         26,319
  Tredegar Corp.                                    1,500         36,225
  Trinity Industries Inc.                           4,200         87,024
  U.S. Industries Inc.                      1       7,400         25,530
  Wabtec Corp.                                      2,320         33,060
                                                             -----------
                                                                 862,582
                                                             -----------

MANUFACTURING--0.15%
  Acuity Brands Inc.                                3,800         69,160
  ESCO Technologies Inc.                    1         920         32,200
  Hexcel Corp.                              1       2,800         12,180
                                                             -----------
                                                                 113,540
                                                             -----------

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                      Shares         Value
  ----------                                   ----------    -----------

MEDIA--1.37%
  Banta Corp.                                       2,300    $    82,570
  Beasley Broadcast Group Inc. "A"        1           700         10,324
  Crown Media Holdings Inc.               1         2,500         19,725
  Cumulus Media Inc. "A"                  1         2,870         39,549
  Fisher Communications Inc.                          400         23,488
  Gray Communications Systems Inc.                    900         16,290
  Information Holdings Inc.               1         1,920         46,848
  Journal Register Co.                    1         2,340         47,034
  Lee Enterprises Inc.                              4,000        140,000
  Liberty Corp.                                     1,600         63,760
  LodgeNet Entertainment Corp.            1           900         12,959
  Media General Inc. "A"                            1,100         66,000
  On Command Corp.                        1         2,000          3,380
  Paxson Communications Corp.             1         3,200         17,600
  Pegasus Communications Corp.            1         1,724          1,259
  Playboy Enterprises Inc. "B"            1         1,100         14,025
  Private Media Group Inc.                1         2,100          6,006
  Pulitzer Inc.                                       820         42,558
  Regent Communications Inc.              1         1,440         10,165
  Saga Communications Inc.                1         1,075         24,188
  Salem Communications Corp. "A"          1           840         20,891
  Scholastic Corp.                        1         2,800        106,120
  Sinclair Broadcast Group Inc. "A"       1         2,300         33,210
  Spanish Broadcasting System Inc. "A"    1         3,600         36,000
  TiVo Inc.                               1         1,600          5,936
  UnitedGlobalCom Inc. "A"                1         7,300         20,075
  Value Line Inc.                                     200          8,226
  Wiley (John) & Sons Inc. "A"                      4,100         98,318
  XM Satellite Radio Holdings Inc. "A"    1         1,900         13,775
  Young Broadcasting Inc. "A"             1         1,700         30,226
                                                             -----------
                                                               1,060,505
                                                             -----------

METAL FABRICATE / HARDWARE--0.49%
  Castle (A.M.) & Co.                               1,000         12,480
  CIRCOR International Inc.                           970         16,636
  Kaydon Corp.                                      2,600         61,386
  Lawson Products Inc.                                500         15,405
  NN Inc.                                             800         10,240
  Penn Engineering & Manufacturing Corp.            1,100         19,162
  Timken Co. (The)                                  4,720        105,398
  Valmont Industries Inc.                           1,300         26,429
  Worthington Industries Inc.                       6,200        112,220
                                                             -----------
                                                                 379,356
                                                             -----------

METALS-DIVERSIFIED--0.77%
  Ameron International Corp.                          330         23,843
  AptarGroup Inc.                                   3,000         92,250
  Commercial Metals Co.                             1,200         56,328
  Griffon Corp.                           1         2,590         46,879
  Gulf Island Fabrication Inc.            1           700         12,838
  Matthews International Corp. "A"                  2,600         60,710
  Maverick Tube Corp.                     1         3,300         49,500
  Mueller Industries Inc.                 1         2,740         86,995
  Nortek Inc.                             1           800         36,080
  NS Group Inc.                           1         2,120         20,246
  Quanex Corp.                                      1,200         52,440
  RTI International Metals Inc.           1         2,100         25,515
  Southern Peru Copper Corp.                        1,680         25,183
  Titanium Metals Corp.                   1           917          3,210
                                                             -----------
                                                                 592,017
                                                             -----------

MINING--0.24%
  AMCOL International Corp.                         1,620         11,097
  Brush Engineered Materials Inc.                   1,700         21,080
  Century Aluminum Co.                              1,400         20,846
  Stillwater Mining Co.                   1         4,120         67,074
  USEC Inc.                                         7,600         66,880
                                                             -----------
                                                                 186,977
                                                             -----------

OFFICE / BUSINESS EQUIPMENT--0.17%
  CompX International Inc.                            800         10,600
  Global Imaging Systems Inc.             1           900         17,091
  Insight Enterprises Inc.                1         3,800         95,722
  Pomeroy Computer Resources              1           780         11,372
                                                             -----------
                                                                 134,785
                                                             -----------

OIL & GAS PRODUCERS--3.30%
  Atmos Energy Corp.                                3,800         89,072
  Atwood Oceanics Inc.                    1           920         34,500
  Berry Petroleum Co. "A"                           1,600         26,960
  Cabot Oil & Gas Corp. "A"                         2,830         64,666
  CAL Dive International Inc.             1         2,930         64,460
  Cascade Natural Gas Corp.                           900         18,810
  Chesapeake Energy Corp.                 1        13,130         94,536
  Chiles Offshore Inc.                    1           990         24,008
  Denbury Resources Inc.                  1         1,900         19,551
  Encore Acquisition Co.                  1           560          9,660
  Energen Corp.                                     2,930         80,575
  Energy Partners Ltd.                    1         2,340         21,762
  Evergreen Resources Inc.                1         1,600         68,000
  Frontier Oil Corp.                                2,400         42,240
  Grey Wolf Inc.                          1        13,000         53,170
  Holly Corp.                                         980         16,415
  Houston Exploration Co.                 1           800         23,200
  Key Energy Services Inc.                1         9,400         98,700
  Key Productions Co. Inc.                1         1,430         27,885
  Magnum Hunter Resources Inc.            1         3,795         29,943
  Meridian Resource Corp. (The)           1         2,620          9,746
  New Jersey Resources Corp.                        2,480         74,028
  Northwest Natural Gas Co.                         2,330         66,988
  Nuevo Energy Co.                        1         1,500         23,700
  Parker Drilling Co.                     1         8,090         26,454
  Patina Oil & Gas Corp.                            2,162         59,304
  Penn Virginia Corp.                                 800         31,184
  PetroQuest Energy Inc.                  1         2,540         14,148
  Piedmont Natural Gas Co.                          2,820        104,284
  Plains Resource Inc.                    1         2,420         64,735
  Prima Energy Corp.                      1         1,200         27,348

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                      Shares         Value
  ----------                                   ----------    -----------

  Quicksilver Resources Inc.               1          760    $    19,646
  Range Resources Corp.                    1        4,710         26,376
  Remington Oil & Gas Corp.                1        1,750         34,860
  RPC Inc.                                            800          9,440
  Seacor Smit Inc.                         1        1,520         71,972
  Seitel Inc.                              1        1,730          1,730
  SEMCO Energy Inc.                                 2,800         25,340
  South Jersey Industries Inc.                      1,220         41,175
  Southern Union Co.                       1        3,281         55,781
  Southwest Gas Corp.                               2,840         70,290
  Spinnaker Exploration Co.                1        2,070         74,561
  St. Mary Land & Exploration Co.                   2,600         62,215
  Stone Energy Corp.                       1        2,017         81,184
  Superior Energy Services Inc.            1        4,500         45,675
  Swift Energy Co.                         1        2,530         39,949
  Tesoro Petroleum Corp.                   1        5,300         41,075
  3TEC Energy Corp.                        1        1,680         29,282
  Tom Brown Inc.                           1        3,120         88,452
  Unit Corp.                               1        3,630         62,981
  Vintage Petroleum Inc.                            4,820         57,358
  WD-40 Co.                                         1,430         39,697
  Western Gas Resources Inc.                        2,000         74,800
  Westport Resources Corp.                 1        3,123         51,217
  W-H Energy Services Inc.                 1        1,800         39,888
                                                             -----------
                                                               2,554,976
                                                             -----------

OIL & GAS SERVICES--0.57%
  CARBO Ceramics Inc.                                 700         25,865
  Comstock Resources Inc.                  1        2,600         19,760
  Dril-Quip Inc.                           1          600         14,970
  Hydril Co.                               1        1,160         31,088
  Input/Output Inc.                        1        4,770         42,930
  Lone Star Technologies Inc.              1        2,460         56,334
  Lufkin Industries Inc.                              640         18,477
  Newpark Resources Inc.                   1        6,300         46,305
  Oceaneering International Inc.           1        2,020         54,540
  Oil States International Inc.            1          770          9,163
  Pure Resources Inc.                      1        1,220         25,376
  Tetra Technologies Inc.                  1        1,190         31,595
  Universal Compression Holdings Inc.      1        1,200         28,788
  Veritas DGC Inc.                         1        3,120         39,312
                                                             -----------
                                                                 444,503
                                                             -----------

PACKAGING & CONTAINERS--0.85%
  AEP Industries Inc.                      1          430         15,265
  Ball Corp.                                        5,300        219,844
  Crown Cork & Seal Co. Inc.               1       11,400         78,090
  Greif Brothers Corp. "A"                          1,200         40,033
  Ivex Packaging Corp.                     1        1,400         31,878
  Longview Fibre Co.                                4,800         45,216
  Owens-Illinois Inc.                      1       13,690        188,101
  Silgan Holdings Inc.                     1          920         37,205
                                                             -----------
                                                                 655,632
                                                             -----------

PHARMACEUTICALS--2.87%
  aaiPharma Inc.                           1          980         22,030
  Adolor Corp.                             1        3,560         40,086
  Align Technology Inc.                    1        2,180          8,809
  Allscripts Healthcare Solutions Inc.     1        3,600         13,464
  Alpharma Inc. "A"                                 3,520         59,770
  Amylin Pharmaceuticals Inc.              1        6,450         70,563
  Antigenics Inc.                          1        1,770         17,435
  Aphton Corp.                             1        1,700         12,750
  Arqule Inc.                              1        2,320         15,660
  Array BioPharma Inc.                     1        1,600         15,424
  AVANIR Pharmaceuticals "A"               1        4,530          5,889
  AVI BioPharma Inc.                       1        1,320          3,881
  Biopure Corp.                            1        1,800         13,770
  Bone Care International Inc.             1        1,300          6,800
  Cell Genesys Inc.                        1        3,300         44,514
  Cell Pathways Inc.                       1          803          1,205
  Cell Therapeutics Inc.                   1        3,200         17,469
  CIMA Labs Inc.                           1        1,410         34,009
  Connetics Corp.                          1        2,900         37,465
  Corixa Corp.                             1        4,770         32,675
  Corvas International Inc.                1          774          1,664
  Cubist Pharmaceuticals Inc.              1        2,900         27,289
  CV Therapeutics Inc.                     1        2,100         39,102
  Digene Corp.                             1        1,000         11,762
  Durect Corp.                             1        2,090         16,720
  Emisphere Technologies Inc.              1        1,720          7,069
  Endo Pharmaceuticals Holdings Inc.       1        1,910         13,370
  Esperion Therapeutics Inc.               1        2,700         14,661
  First Horizon Pharmaceutical Corp.       1        1,260         26,069
  Genta Inc.                               1        2,560         21,222
  Genzyme Corp. - Molecular Oncology       1        1,251          3,153
  Geron Corp.                              1        1,900          8,702
  Guilford Pharmaceuticals Inc.            1        3,000         22,620
  Herbalife International Inc. "A"                  1,500         28,650
  ILEX Oncology Inc.                       1        3,100         43,679
  Immunogen Inc.                           1        4,130         11,110
  Impax Laboratories Inc.                  1        2,280         17,077
  Indevus Pharmaceuticals Inc.                      3,740          4,338
  InterMune Inc.                           1        3,090         65,199
  Intuitive Surgical Inc.                  1        2,760         23,377
  Isis Pharmaceuticals Inc.                1        4,100         38,991
  Kos Pharmaceuticals Inc.                 1          530         10,786
  KV Pharmaceuticals Co. "B"               1        2,220         58,275
  La Jolla Pharmaceutical Co.              1        3,330         20,813
  Ligand Pharmaceuticals Inc. "B"          1        4,230         61,335
  Martek Biosciences Corp.                 1        1,700         35,564
  Medicines Co. (The)                      1        2,600         32,058
  MGI Pharma Inc.                          1        2,800         19,768
  Nabi Biopharmaceuticals                  1        3,040         16,322
  NaPro BioTherapeutics Inc.               1        2,270         14,891
  Nature's Sunshine Products Inc.                     900         10,179
  NBTY Inc.                                1        3,900         60,372
  NeoPharm Inc.                            1        1,258         15,813
  Neose Technologies Inc.                  1        1,100         11,990

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                      Shares         Value
  ----------                                   ----------    -----------

  Neurocrine Biosciences Inc.              1        2,730    $    78,215
  Noven Pharmaceuticals Inc.               1        2,300         58,650
  NPS Pharmaceuticals Inc.                 1        2,740         41,977
  Nu Skin Enterprises Inc. "A"                      3,850         56,018
  Pain Therapeutics Inc.                   1        1,610         13,460
  PAREXEL International Corp.              1        2,400         33,384
  Penwest Pharmaceuticals Co.              1        1,290         25,155
  Perrigo Co.                              1        5,800         75,400
  Pharmaceutical Resources Inc.            1        1,720         47,782
  Pharmacyclics Inc.                       1          570          2,531
  POZEN Inc.                               1        2,410         12,484
  Praecis Pharmaceuticals Inc.             1        4,940         17,191
  Progenics Pharmaceuticals Inc.           1          980         12,044
  Rigel Pharmaceuticals Inc.               1        2,200          8,030
  SangStat Medical Corp.                   1        2,200         50,556
  Scios Inc.                               1        4,400        134,684
  Serologicals Corp.                       1        1,980         36,214
  SuperGen Inc.                            1        2,530         18,368
  Sybron Dental Specialties Inc.           1        3,540         65,490
  Tanox Inc.                               1        2,360         25,559
  Texas Biotech Corp.                      1        4,400         17,160
  3 Dimensional Pharmaceuticals Inc.       1        1,030          4,584
  Titan Pharmaceuticals Inc.               1        2,930          9,816
  Triangle Pharmaceuticals Inc.            1        3,700         10,027
  Tularik Inc.                             1        2,150         19,716
  United Therapeutics Inc.                 1        1,700         21,012
  VaxGen Inc.                              1        1,020          5,651
  Versicor Inc.                            1        1,500         20,175
  Vical Inc.                               1        2,300         12,144
                                                             -----------
                                                               2,221,135
                                                             -----------

PIPELINES--0.01%
  TransMontaigne Inc.                      1        1,400          8,470
                                                             -----------
                                                                   8,470
                                                             -----------

REAL ESTATE--4.77%
  AMLI Residential Properties Trust                 1,330         34,580
  Annaly Mortgage Management Inc.                   6,980        135,412
  Anthracite Capital Inc.                           3,210         42,533
  Avatar Holdings                          1          760         21,310
  Bedford Property Investors Inc.                   1,500         40,650
  Boykin Lodging Co.                                2,500         27,325
  Brandywine Realty Trust                           2,420         62,678
  BRE Properties Inc. "A"                           4,330        134,706
  CBL & Associates Properties Inc.                  1,900         76,950
  CenterPoint Properties Corp.                      2,120        122,981
  Chateau Communities Inc.                          2,020         61,812
  Colonial Properties Trust                         1,400         54,530
  Commercial Net Lease Realty Inc.                  3,600         57,600
  Cornerstone Realty Income Trust Inc.              4,400         49,720
  Corrections Corp. of America             1        2,980         51,554
  Cousins Properties Inc.                           3,300         81,708
  Developers Diversified Realty Corp.               5,233        117,743
  EastGroup Properties Inc.                         1,730         44,288
  Entertainment Properties Trust                    1,600         39,440
  Equity Inns Inc.                                  3,800         30,590
  First Industrial Realty Trust Inc.                3,720        122,202
  Forest City Enterprises Inc. "A"                  2,425         84,269
  Gables Residential Trust                          2,300         73,439
  Glenborough Realty Trust Inc.                     2,000         47,400
  Glimcher Realty Trust                             2,500         46,250
  Healthcare Realty Trust Inc.                      3,900        124,800
  Home Properties of NY Inc.                        1,900         72,086
  Innkeepers USA Trust                              2,600         24,908
  Insignia Financial Group Inc.            1        2,000         19,440
  IRT Property Co.                                  3,000         38,220
  JDN Realty Corp.                                  3,500         43,750
  Jones Lang LaSalle Inc.                  1        2,900         71,630
  JP Realty Inc.                                    1,140         30,381
  Kilroy Realty Corp.                               2,320         62,060
  LaSalle Hotel Properties                          1,550         24,413
  Lexington Corp. Properties Trust                  1,930         31,845
  LNR Property Corp.                                2,030         70,035
  Macerich Co. (The)                                3,100         96,100
  Manufactured Home Communities Inc.                1,300         45,630
  Meristar Hospitality Corp.                        3,760         57,340
  Mid Atlantic Realty Trust                         1,700         29,920
  Mills Corp.                                       1,760         54,560
  National Health Investors Inc.                    2,100         33,600
  Nationwide Health Properties Inc.                 4,700         88,125
  Pan Pacific Retail Properties Inc.                2,220         75,880
  Pennsylvania Real Estate
     Investment Trust                               1,400         37,954
  Prentiss Properties Trust                         2,900         92,075
  Prime Group Realty Trust                            203          1,322
  PS Business Parks Inc.                            1,200         41,940
  Realty Income Corp.                               3,020        111,498
  Reckson Associates Realty Corp.                   3,400         84,660
  Redwood Trust Inc.                                  660         20,790
  RFS Hotel Investors Inc.                          2,900         39,266
  Saul Centers Inc.                                 1,100         28,490
  Shurgard Storage Centers Inc. "A"                 3,000        104,100
  SL Green Realty Corp.                             2,440         86,986
  Sovran Self Storage Inc.                          1,320         45,104
  Summit Properties Inc.                            2,420         56,507
  Sun Communities Inc.                              1,420         59,285
  Tanger Factory Outlet Centers Inc.                  630         18,585
  Taubman Centers Inc.                              2,640         40,260
  Town & Country Trust (The)                        1,420         31,808
  Trammell Crow Co.                        1        2,300         33,235
                                                             -----------
                                                               3,690,258
                                                             -----------

REAL ESTATE INVESTMENT TRUSTS--2.75%
  Acadia Realty Trust                               1,900         15,485
  Alexander's Inc.                         1          200         15,360
  Alexandria Real Estate Equities Inc.              1,340         66,116
  Associated Estates Realty Corp.                   1,800         19,080
  Camden Property Trust                             3,300        122,199
  Capital Automotive REIT                           1,300         31,018
  Capstead Mortgage Corp.                           1,320         29,700

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                          Shares         Value
  ----------                                       ----------    -----------

  Chelsea Property Group Inc.                           2,800    $    93,660
  Crown American Realty Trust                           2,100         19,740
  Essex Property Trust Inc.                             1,420         77,674
  Federal Realty Investment Trust                       3,400         94,214
  FelCor Lodging Trust Inc.                             3,100         56,885
  Getty Realty Corp.                                    1,000         20,250
  Great Lakes REIT Inc.                                 1,430         27,141
  Health Care REIT Inc.                                 3,100         92,845
  Highwoods Properties Inc.                             4,920        127,920
  HRPT Properties Trust                                11,700        103,545
  Investors Real Estate Trust                           1,800         19,188
  Keystone Property Trust                                 600          9,522
  Koger Equity Inc.                                     2,730         52,689
  Kramont Realty Trust                                    990         15,830
  La Quinta Corp.                             1        12,020         87,145
  Mid-America Apartment Communities, Inc.               1,600         42,800
  Mission West Properties Inc.                          1,400         17,066
  Parkway Properties Inc.                               1,020         37,108
  Post Properties Inc.                                  3,480        104,957
  Regency Centers Corp.                                 2,100         62,265
  Senior Housing Properties Trust                       2,300         36,110
  Thornbury Mortgage Inc.                               3,560         70,061
  U.S. Restaurant Properties Inc.                       2,340         38,774
  United Dominion Realty Trust Inc.                     9,800        154,350
  Universal Health Realty Income Trust                  1,200         31,680
  Ventas Inc.                                           5,500         70,125
  Washington Real Estate Investment Trust               3,530        102,017
  Weingarten Realty Investors                           4,100        145,140
  Winston Hotels Inc.                                   1,600         15,616
                                                                 -----------
                                                                   2,125,275
                                                                 -----------

RETAIL--6.17%
  AFC Enterprises Inc.                        1           870         27,188
  AnnTaylor Stores Corp.                      1         3,345         84,930
  Bebe Stores Inc.                            1           330          6,696
  Bob Evans Farms Inc.                                  3,300        103,884
  Brown Shoe Co. Inc.                                   1,800         50,580
  Buckle Inc. (The)                           1           600         14,790
  Burlington Coat Factory Warehouse Corp.               1,600         34,000
  California Pizza Kitchen Inc.               1         1,380         34,224
  Casey's General Store Inc.                            3,900         46,956
  Cash America International Inc.                       2,300         21,160
  Cato Corp. "A"                                        1,200         26,760
  CBRL Group Inc.                                       5,120        156,262
  Charlotte Russe Holding Inc.                1         2,130         47,563
  Charming Shoppes Inc.                       1         9,690         83,722
  Chico's FAS Inc.                            1         3,069        111,466
  Children's Place Retail Stores Inc. (The)   1         1,050         27,826
  Christopher & Banks Corp.                   1         2,065         87,350
  Circuit City Stores Inc. - CarMax Group     1         3,370         72,961
  Claire's Stores Inc.                                  3,940         90,226
  Coldwater Creek Inc.                        1           600         14,640
  Cole National Corp.                         1         1,070         20,330
  Copart Inc.                                 1         5,560         90,239
  Cost Plus Inc.                              1         2,000         60,918
  CSK Auto Corp.                              1         2,900         40,426
  Deb Shops Inc.                                          300         10,134
  dELiA*s Corp. "A"                           1         3,090         15,759
  Dillards Inc. "A"                                     6,000        157,740
  Dress Barn Inc.                             1         2,800         43,316
  Duane Reade Inc.                            1           900         30,645
  Electronics Boutique Holdings Corp.         1           830         24,319
  Factory 2-U Stores Inc.                     1         1,200         16,620
  Finish Line Inc. (The)                      1         1,740         31,181
  Footstar Inc.                               1         1,800         44,046
  Fred's Inc.                                           1,700         62,526
  FreeMarkets Inc.                            1         3,020         42,673
  Friedman's Inc.                                       1,500         19,499
  FTD Inc. "A"                                            494          6,358
  Genesco Inc.                                1         2,100         51,135
  Group 1 Automotive Inc.                     1         1,400         53,410
  Guitar Center Inc.                          1         1,600         29,680
  Hancock Fabrics Inc.                                  1,500         27,870
  Haverty Furniture Companies Inc.                      1,720         33,970
  Hibbet Sporting Goods Inc.                  1           545         13,843
  Hot Topic Inc.                              1         2,550         68,111
  IKON Office Solutions Inc.                           13,510        126,994
  Intertan Inc.                               1         2,300         25,645
  Jill (J.) Group Inc. (The)                  1         1,070         40,607
  Kenneth Cole Productions "A"                1           720         20,412
  Linens 'N Things Inc.                       1         3,360        110,242
  Lithia Motors Inc. "A"                      1           750         20,190
  Lone Star Steakhouse & Saloon Inc.                    1,800         42,462
  Longs Drug Stores Corp.                               2,900         82,041
  Luby's Inc.                                 1         2,500         16,450
  Men's Wearhouse Inc. (The)                  1         3,130         79,815
  Michaels Stores Inc.                        1         6,060        236,340
  Movie Gallery Inc.                          1           975         20,592
  MSC Industrial Direct Co. Inc. "A"          1         3,630         70,785
  99 Cents Only Stores                        1         3,280         84,132
  O'Charley's Inc.                            1         1,500         37,950
  OfficeMax Inc.                              1        11,030         64,967
  1-800-FLOWERS.COM Inc.                      1         1,160         12,946
  O'Reilly Automotive Inc.                    1         3,450         95,082
  Pacific Sunwear of California Inc.          1         2,600         57,642
  PC Connection Inc.                          1         1,170          4,797
  Pep Boys-Manny, Moe & Jack Inc.                       4,300         72,455
  PETsMART Inc.                               1         9,220        147,889
  Pier 1 Imports Inc.                                   8,630        181,230
  Priceline.com Inc.                          1         9,740         27,175
  PriceSmart Inc.                             1           300         11,565
  Regis Corp.                                           3,440         92,945
  Ruby Tuesday Inc.                                     5,920        114,848
  Ryan's Family Steak Houses Inc.             1         4,050         53,501
  School Specialty Inc.                       1         1,500         39,840
  7-Eleven Inc.                               1         2,290         18,435
  ShopKo Stores Inc.                          1         2,700         54,540
  Smart & Final Inc.                          1           900          7,020
  Sonic Automotive Inc.                       1         2,060         53,045
  Sports Resorts International Inc.           1         1,940         10,476

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                        Shares         Value
  ----------                                     ----------    -----------

  Stamps.com Inc.                             1       3,600    $    15,948
  Steak n Shake Company (The)                 1       2,000         31,300
  Stein Mart Inc.                             1       2,300         27,301
  TBC Corp.                                   1       1,510         23,979
  Too Inc.                                    1       3,000         92,400
  Trans World Entertainment Corp.             1       2,100         12,243
  Tuesday Morning Corp.                       1         900         16,704
  Tweeter Home Entertainment Group Inc.       1       1,900         31,046
  Ultimate Electronics Inc.                   1         900         23,319
  United Auto Group Inc.                      1         790         16,511
  Urban Outfitters Inc.                       1         770         26,734
  Value City Department Stores Inc.           1       1,300          3,640
  Wet Seal Inc. "A"                           1       1,955         47,507
  Wilsons The Leather Experts Inc.            1       1,320         18,480
  Zale Corp.                                  1       3,120        113,100
                                                               -----------
                                                                 4,773,199
                                                               -----------

SEMICONDUCTORS--1.23%
  Alliance Semiconductor Corp.                1       3,000         21,300
  ANADIGICS Inc.                              1       3,000         24,720
  AXT Inc.                                    1       1,720         13,726
  ChipPAC Inc.                                1       3,260         20,147
  Cohu Inc.                                           2,000         34,560
  Credence Systems Corp.                      1       5,706        101,396
  EMCORE Corp.                                1       2,430         14,580
  Entegris Inc.                               1       3,680         53,728
  GlobeSpanVirata Inc.                        1      10,471         40,523
  Integrated Circuit Systems Inc.             1       2,600         52,494
  Integrated Silicon Solution Inc.            1       2,700         24,084
  IXYS Corp.                                  1       1,330          7,155
  Kopin Corp.                                 1       6,600         43,560
  LTX Corp.                                   1       4,640         66,259
  MEMC Electronics Materials Inc.             1       4,170         20,433
  Microtune Inc.                              1       1,410         12,563
  ON Semiconductor Corp.                      1       3,780          7,787
  Optical Communication Products Inc.         1         420            512
  Pericom Semiconductor Corp.                 1       1,820         21,094
  Pixelworks Inc.                             1       2,230         18,710
  Rambus Inc.                                 1       8,180         33,456
  Silicon Laboratories Inc.                   1         830         22,460
  Skyworks Solutions Inc.                             4,140         22,977
  TranSwitch Corp.                            1       2,094          1,340
  Trikon Technologies Inc.                    1       1,280         11,507
  TriQuint Semiconductor Inc.                 1      12,303         78,862
  Varian Semiconductor Equipment
     Associates Inc.                          1       3,070        104,165
  Veeco Instruments Inc.                      1       2,820         65,170
  Virage Logic Corp.                          1         690          8,984
                                                               -----------
                                                                   948,252
                                                               -----------

SOFTWARE--2.48%
  Acclaim Entertainment Inc.                  1       6,100         21,533
  Actuate Corp.                               1       3,900         17,550
  Akamai Technologies Inc.                    1       6,390          8,307
  Alico Inc.                                            400         11,756
  Alloy Inc.                                  1       1,300         18,772
  American Management Systems Inc.            1       4,000         76,440
  Ansoft Corp.                                1          69            406
  Ascential Software Corp.                    1      22,160         61,826
  AsiaInfo Holdings Inc.                      1       2,800         37,100
  Avid Technology Inc.                        1       2,600         24,076
  Caminus Corp.                               1       1,270          7,404
  Centillium Communications Inc.              1       2,610         22,759
  Centra Software Inc.                        1         523            973
  Chordiant Software Inc.                     1       2,700          5,265
  Convera Corp.                               1       1,700          4,131
  Documentum Inc.                             1       3,740         44,880
  Edwards (J.D.) & Co.                        1       9,910        120,407
  eFunds Corp.                                1       4,440         42,131
  Embarcadero Technologies Inc.               1         830          5,129
  EPIQ Systems Inc.                           1       1,175         19,999
  eSpeed, Inc.                                1       1,700         18,547
  F5 Networks Inc.                            1       1,980         19,364
  FileNET Corp.                               1       3,400         49,300
  Global Payments Inc.                                3,260         96,985
  Identix Inc.                                1       4,000         29,196
  Indus International Inc.                    1       1,085          2,593
  Infogrames Inc.                             1       1,200          3,276
  Information Resources Inc.                  1       2,800         26,289
  InfoSpace Inc.                              1       3,637          1,637
  Inktomi Corp.                               1      11,080          9,750
  Interland Inc.                              1       2,300          8,004
  Internet Capital Group Inc.                 1         245             66
  Inter-Tel Inc.                                      1,700         29,087
  JDA Software Group Inc.                     1       2,000         56,520
  Kana Software Inc.                          1       2,370          9,480
  Keane Inc.                                  1       5,600         69,440
  Legato Systems Inc.                         1       9,632         34,675
  Loudcloud Inc.                              1         856          1,224
  Macromedia Inc.                             1       5,530         49,051
  MatrixOne Inc.                              1       2,970         17,850
  MRO Software Inc.                           1       1,830         20,825
  NDCHealth Corp.                                     3,000         83,700
  Net2Phone Inc.                              1       2,600         11,102
  Netegrity Inc.                              1       2,640         16,262
  NetIQ Corp.                                 1       3,930         88,936
  Novell Inc.                                 1      28,233         90,628
  Numerical Technologies Inc.                 1       2,020          8,070
  OPNET Technologies Inc.                     1         850          7,616
  Overture Services Inc.                      1       2,050         51,209
  Per-Se Technologies Inc.                    1       3,000         27,597
  Pinnacle Systems Inc.                       1       5,540         60,879
  PLATO Learning Inc.                         1       1,486         14,667
  ProQuest Co.                                1       1,200         42,600
  Register.com                                1       2,330         17,755
  Renaissance Learning Inc.                   1         700         14,154
  Roxio Inc.                                  1       2,000         14,400
  Saba Software Inc.                          1       1,920          4,896
  Schawk Inc.                                         1,100         11,770
  SeaChange International Inc.                1       2,100         18,438

                      RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                     Shares         Value
  ----------                                  ----------    -----------

  SeeBeyond Technology Corp.               1       2,900    $     8,990
  Selectica Inc.                           1         453          1,798
  SERENA Software Inc.                     1       1,720         23,559
  Simplex Solutions Inc.                   1       1,000         14,903
  SkillSoft Corp.                          1         540          4,239
  SpeechWorks International Inc.           1       3,150         11,589
  SPSS Inc.                                1       1,020         15,851
  SupportSoft Inc.                         1         676          1,873
  Synplicity Inc.                          1       1,650          7,557
  TriZetto Group Inc. (The)                1       2,130         18,212
  Ulticom Inc.                             1       1,640         11,119
  Vastera Inc.                             1       2,480         10,887
  Viewpoint Corp.                          1       4,030         19,425
  webMethods Inc.                          1       2,640         26,136
  Websense Inc.                            1       1,680         42,958
  Witness Systems Inc.                     1         960          7,085
                                                            -----------
                                                              1,914,863
                                                            -----------

TELECOMMUNICATION EQUIPMENT--0.52%
  ADTRAN Inc.                              1       2,070         39,328
  Andrew Corp.                             1       7,730        110,771
  Arris Group Inc.                         1       5,290         23,271
  Avanex Corp.                             1       2,290          4,443
  CommScope Inc.                           1       4,900         61,250
  DMC Stratex Networks Inc.                1       8,060         16,201
  Handspring Inc.                          1       2,660          4,628
  Harmonic Inc.                            1       5,450         19,942
  Ixia                                     1       4,000         23,280
  New Focus Inc.                           1       4,020         11,939
  NMS Communications Corp.                 1       2,900          7,047
  Oplink Communications Inc.               1       9,340          6,818
  Proxim Corp. "A"                         1       7,967         23,893
  SBA Communications Corp.                 1         966          1,362
  SpectraSite Holdings Inc.                1       1,589            286
  Sunrise Telecom Inc.                     1       1,340          2,894
  Symmetricom Inc.                         1       2,720          9,928
  Terayon Communication Systems Inc.       1       5,610          7,461
  Tollgrade Communications Inc.            1       1,100         16,137
  Viasat Inc.                              1       1,530         12,898
  WJ Communications Inc.                   1       1,200          1,392
                                                            -----------
                                                                405,169
                                                            -----------

TELECOMMUNICATIONS--1.55%
  Adaptec Inc.                             1      10,050         79,295
  Aether Systems Inc.                      1       3,550         10,473
  AirGate PCS Inc.                         1       2,330          2,330
  Alamosa Holdings Inc.                    1       6,800          9,588
  Alaska Communications Systems
     Group Inc.                            1       1,700          8,073
  Allen Telecom Inc.                       1       2,600         11,180
  Anaren Microwave Inc.                    1       2,200         19,008
  Anixter International Inc.               1       2,490         58,515
  Aspect Communications Corp.              1       5,170         16,544
  Audiovox Corp. "A"                       1       1,500         11,925
  Avocent Corp.                            1       4,300         68,456
  Aware Inc.                               1         893          3,393
  Boston Communications Group Inc.         1       1,620         13,025
  Catapult Communications Corp.            1         640         13,997
  C-COR.net Corp.                          1       3,400         23,800
  Centennial Communications Corp. "A"      1         640          1,562
  Commonwealth Telephone Enterprises Inc.  1       1,120         45,069
  CT Communications Inc.                           1,600         25,920
  Ditech Communications Corp.              1         643          1,826
  Dobson Communications Corp. "A"          1       2,130          1,832
  General Communication Inc. "A"           1       3,800         25,346
  Golden Telecom Inc.                      1       1,180         20,768
  Hickory Tech Corp.                               1,000         15,000
  IDT Corp.                                1       4,230         71,572
  Inet Technologies Inc.                   1       1,380          9,315
  InterDigital Communications Corp.        1       5,000         45,250
  InterVoice-Brite Inc.                    1       1,333          1,906
  Intrado Inc.                             1       1,270         24,587
  Itron Inc.                               1       1,410         36,984
  Leap Wireless International Inc.         1       3,400          3,672
  Lexent Inc.                              1       1,075          2,419
  Lightbridge Inc.                         1       2,317         19,023
  MasTec Inc.                              1       2,600         19,136
  Metro One Telecommunications Inc.        1       1,635         22,825
  MRV Communications Inc.                  1       6,333          9,689
  Netro Corp.                              1       3,100          7,068
  Newport Corp.                                    3,280         51,365
  Next Level Communications Inc.           1         577            583
  North Pittsburgh Systems Inc.                    1,300         20,917
  Plantronics Inc.                         1       3,120         59,311
  Powerwave Technologies Inc.              1       5,740         52,578
  Price Communications Corp.               1       4,260         68,160
  RCN Corp.                                1       2,420          3,315
  Sirius Satellite Radio Inc.              1       6,800         25,629
  Somera Communications Inc.               1       2,900         20,706
  SpectraLink Corp.                        1       1,800         19,152
  Standard Microsystems Corp.              1       1,400         33,054
  TALX Corp.                                       1,016         19,263
  Touch America Holdings Inc.              1       7,970         21,918
  UbiquiTel Inc.                           1       4,450          3,071
  US Unwired Inc. "A"                      1       3,660         10,248
  WebEx Communications Inc.                1       1,860         29,574
                                                            -----------
                                                              1,199,215
                                                            -----------

TELEPHONE--0.00%
  AT&T Latin America Corp.                 1       1,286            694
                                                            -----------
                                                                    694
                                                            -----------

TEXTILES--0.46%
  G&K Services Inc. "A"                            1,900         65,056
  Guess ? Inc.                             1       1,500         10,800
  Interface Inc. "A"                               4,300         34,572
  Kellwood Co.                                     2,200         71,500
  Nautica Enterprises Inc.                 1       2,420         31,436
  Quaker Fabric Corp.                      1       1,200         18,599

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


   Security                                     Shares         Value
  ----------                                  ----------    -----------

  Steven Madden Ltd.                     1           920    $    18,243
  UniFirst Corp.                                     880         22,264
  Vans Inc.                              1         1,320         10,720
  Wolverine World Wide Inc.                        4,100         71,545
                                                            -----------
                                                                354,735
                                                            -----------

TOBACCO--0.15%
  Universal Corp.                                  2,400         88,080
  Vector Group Ltd.                                1,750         30,800
                                                            -----------
                                                                118,880
                                                            -----------

TOYS / GAMES / HOBBIES--0.18%
  Action Performance Companies Inc.      1         1,400         44,240
  Boyds Collection Ltd. (The)            1         4,680         29,437
  Jakks Pacific Inc.                     1         1,800         31,878
  Topps Co. (The)                        1         3,300         33,198
                                                            -----------
                                                                138,753
                                                            -----------

TRANSPORTATION--1.79%
  Airborne Inc.                                    4,400         84,480
  Alexander & Baldwin Inc.                         3,700         94,461
  Arctic Cat Inc.                                  1,520         26,431
  Arkansas Best Corp.                    1         1,900         48,412
  Atlas Air Worldwide Holdings Inc.      1         1,950          7,215
  Covenant Transport Inc. "A"            1           700         14,875
  Dollar Thrifty Automotive Group Inc.   1         2,300         59,570
  EGL Inc.                               1         3,250         55,120
  Florida East Coast Industries Inc.               2,200         55,660
  Forward Air Corp.                      1         1,500         49,170
  GulfMark Offshore Inc.                 1           550         22,776
  Heartland Express Inc.                 1         2,155         51,569
  Hunt (J.B.) Transport Services Inc.    1         1,500         44,280
  Kansas City Southern Industries Inc.             5,490         93,330
  Kirby Corp.                            1         1,700         41,565
  Landstar System Inc.                   1           700         74,795
  Offshore Logistics Inc.                1         1,800         43,002
  Overseas Shipholding Group Inc.                  2,600         54,808
  RailAmerica Inc.                       1         2,520         27,266
  Roadway Corp.                                    1,200         43,116
  Swift Transportation Co. Inc.          1         5,490        127,917
  Trico Marine Services Inc.             1         2,580         17,518
  USFreightways Corp.                              2,420         91,645
  Werner Enterprises Inc.                          3,366         71,729
  Yellow Corp.                           1         2,600         84,240
                                                            -----------
                                                              1,384,950
                                                            -----------

TRUCKING & LEASING--0.22%
  AMERCO                                 1         1,200         17,748
  Interpool Inc.                                   1,200         20,712
  Ryder System Inc.                                4,920        133,283
                                                            -----------
                                                                171,743
                                                            -----------

                                              Shares or
   Security                                  Face Amount      Value
  ----------                                 -----------   -----------

WATER--0.29%
  American States Water Co.                        1,380    $    36,570
  California Water Service Group                   1,300         32,760
  Connecticut Water Service Inc.                     650         19,812
  Middlesex Water Co.                                750         19,703
  Philadelphia Suburban Corp.                      5,112        103,262
  SJW Corp.                                          200         16,200
                                                            -----------
                                                                228,307
                                                            -----------

TOTAL COMMON STOCKS
  (Cost: $71,127,231)                                        71,558,943
                                                            -----------


SHORT TERM INSTRUMENTS--15.91%
  Barclays Global Investors Funds
     Institutional Money Market Fund,
     Institutional Shares                     10,120,243     10,120,243
  Dreyfus Money Market Fund                      222,863        222,863
  Goldman Sachs Financial Square
     Prime Obligation Fund                       349,441        349,441
  Providian Temp Cash Money                    1,114,345      1,114,345
  Market Fund
  U.S. Treasury Bill
     1.68%,09/26/02                      23  $   500,000        497,994
                                                            -----------

TOTAL SHORT TERM INSTRUMENTS
  (Cost:$12,304,865)                                         12,304,886
                                                            -----------

TOTAL INVESTMENTS IN SECURITIES-- 108.42%
  (Cost $83,432,096)                                         83,863,829

Other Assets, Less Liabilities-- (8.42%)                     (6,516,066)
                                                            -----------

NET ASSETS-- 100.00%                                        $77,347,763
                                                            ===========

1 Non-income earning securities
2 Yield to Maturity.
3 This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


   Security                                     Shares         Value
  ----------                                  ----------    -----------

COMMON STOCKS--98.40%
AUSTRALIA--3.99%
  Amcor Ltd.                                      13,316    $    61,593
  AMP Ltd.                                        16,820        147,294
  Aristocrat Leisure Ltd.                          7,491         22,749
  Australia and New Zealand Banking
     Group Ltd.                                   22,622        244,960
  Australian Gas & Light Co. Ltd.                  8,142         45,020
  Brambles Industries Ltd.                        16,888         89,491
  Broken Hill Proprietary Co. Ltd.                56,978        329,441
  Coca-Cola Amatil Ltd.                            9,429         33,769
  Cochlear Ltd.                                    1,667         31,863
  Coles Myer Ltd.                                 20,140         74,957
  Commonwealth Bank of Australia                  19,126        353,550
  Computershare Ltd.                              14,372         17,749
  CSL Ltd.                                         2,833         51,176
  CSR Ltd.                                        17,322         62,134
  Foster's Brewing Group Ltd.                     33,242         88,078
  Gandel Retail Trust                             42,517         29,116
  General Property Trust                          39,879         62,905
  Leighton Holdings Ltd.                           4,807         28,036
  Lend Lease Corp. Ltd.                            7,461         44,144
  M.I.M. Holdings Ltd.                            46,398         33,861
  Macquarie Bank Ltd.                              3,565         58,536
  Macquarie Infrastructure Group                  35,504         57,598
  Mayne Nickless Ltd.                             17,615         40,937
  National Australia Bank Ltd.                    23,742        471,796
  News Corp. Ltd.                                 22,681        123,246
  NRMA Insurance Group Ltd.                       23,425         41,422
  Orica Ltd.                                       7,716         41,451
  QBE Insurance Group Ltd.                        10,253         38,217
  Rio Tinto Ltd.                                   4,938         92,915
  Santos Ltd.                                     14,875         53,941
  Southcorp Ltd.                                  12,300         36,664
  Stockland Trust Group                           17,723         43,675
  Suncorp-Metway Ltd.                              9,458         65,357
  TABCORP Holdings Ltd.                            4,785         33,576
  Telstra Corp. Ltd.                              33,910         88,705
  Transurban Group                         1      12,480         29,424
  Wesfarmers Ltd.                                  6,015         91,841
  Westfield Holdings Ltd.                          6,952         58,382
  Westfield Trust                                 35,405         67,574
  Westpac Banking Corp. Ltd.                      27,074        246,815
  WMC Ltd.                                        17,343         88,496
  Woodside Petroleum Ltd.                          8,679         66,112
  Woolworths Ltd.                                 16,916        124,871
                                                            -----------
                                                              3,913,437
                                                            -----------

AUSTRIA--0.10%
  Erste Bank der Oesterreichischen
     Sparkassen AG                                   343         24,508
  Oesterreichische
     Elektrizitaetswirtschafts AG "A"                208         18,069
  OMV AG                                             344         33,803
  Telekom Austria AG                       1       2,662         21,347
                                                            -----------
                                                                 97,727
                                                            -----------

BELGIUM--1.01%
  AGFA Gevaert NV                                  1,762         32,088
  Colruyt NV                                         742         34,808
  Delhaize-Le Lion SA                              1,256         58,920
  Dexia Group                                      9,039        139,884
  Electrabel SA                                      444        102,607
  Fortis Group                                    14,192        303,866
  Groupe Bruxelles Lambert SA                      1,208         63,111
  Interbrew SA                                     2,419         69,448
  KBC Bankverzekerings Holding NV                  1,581         63,939
  Solvay SA                                          805         57,957
  UCB SA                                           1,730         63,472
                                                            -----------
                                                                990,100
                                                            -----------

DENMARK--0.74%
  A/S Dampskibsselskabet Svendborg "B"                 5         49,190
  D/S 1912 "B"                                         7         52,580
  Danisco A/S                                      1,188         43,433
  Danske Bank A/S                                  8,559        157,596
  Group 4 Falck A/S                                1,350         46,664
  H. Lundbeck A/S                                    700         18,519
  ISS A/S                                  1         893         47,132
  Novo Nordisk A/S "B"                             4,329        143,304
  Novozymes A/S "B"                                1,438         32,500
  Tele Danmark A/S                                 2,101         58,098
  Vestas Wind Systems A/S                          1,838         49,848
  William Demant Holding                   1         883         23,009
                                                            -----------
                                                                721,873
                                                            -----------

FINLAND--1.67%
  Fortum OYJ                                       6,900         39,796
  Instrumentarium Corp.                            1,071         27,025
  Kone Corp. "B"                                   1,058         31,346
  Metso Corp.                                      2,294         29,679
  Nokia OYJ                                       71,748      1,050,118
  Outokumpu OYJ                                    1,962         23,640
  Sampo OYJ "A"                                    5,017         39,143
  Sonera Group OYJ                         1       9,426         35,840
  Stora Enso OYJ "R"                              10,310        144,484
  TietoEnator OYJ                                  1,471         36,319
  UPM-Kymmene OYJ                                  3,728        146,755
  Uponor OYJ                                       1,725         35,776
                                                            -----------
                                                              1,639,921
                                                            -----------

FRANCE--9.23%
  Accor SA                                         3,082        125,008
  Air Liquide SA                                   1,348        207,413
  Air Liquide SA Rights                    1       1,348         25,927
  Alcatel SA "A"                                  17,565        122,124
  Alstom                                   1       4,728         50,009
  Altran Technologies SA                           1,035         30,154

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                             Shares          Value
------------                                         -----------    -----------

  Autoroutes du Sud de la France                1          1,000    $    27,159
  Aventis SA                                              10,214        723,764
  AXA AG                                                  20,779        380,054
  BIC SA                                                     943         37,718
  BNP Paribas SA                                          12,089        668,587
  Bouygues SA                                              2,745         76,693
  Cap Gemini SA                                            1,654         65,748
  Carrefour Supermarche SA                                 8,075        437,021
  Castorama Dubois Investissement SA                       1,122         72,025
  Compagnie de Saint-Gobain SA                             4,736        212,581
  Compagnie Generale des Etablissements
     Michelin "B"                                          2,102         85,175
  Dassault Systemes SA                                       842         38,459
  Essilor International SA                                 1,801         73,227
  Etablissements Economiques
     du Casino Guichard-Perrachon SA                         544         46,069
  European Aeronautic Defence and
     Space Co.                                             4,330         66,582
  France Telecom SA                                        6,121         57,005
  Groupe Danone                                            1,915        263,261
  Lafarge SA                                               1,958        195,305
  Lagardere S.C.A.                                         2,082         90,143
  L'Oreal SA                                               5,068        395,406
  LVMH SA                                                  3,334        167,925
  Pechiney SA "A"                                          1,248         57,004
  Pernod Ricard                                              796         77,984
  Pinault-Printemps-Redoute SA                             1,062        125,964
  PSA Peugeot Citroen                                      2,544        132,029
  Publicis Groupe                                          1,884         52,005
  Renault SA                                               2,408        112,605
  Sagem SA                                                   316         21,221
  Sanofi-Synthelabo SA                                     6,079        369,821
  Schneider SA                                             3,103        166,863
  Societe Generale "A"                                     4,570        301,038
  Societe Television Francaise 1                           2,066         55,314
  Sodexho Alliance SA                                      1,659         62,916
  STMicroelectronics NV                                    8,977        223,858
  Suez SA                                                 12,448        331,927
  Technip SA                                                 415         43,690
  Thales/Ex Thomson CSF                                    1,206         51,215
  Thomson Multimedia SA                         1          2,470         58,423
  TotalFinaElf SA                                          9,791      1,589,674
  Union du Credit Bail Immobilier                            846         52,219
  Valeo SA                                                 1,268         52,721
  Vinci SA                                                 1,028         69,697
  Vivendi Universal SA                                    13,998        302,477
                                                                    -----------
                                                                      9,051,207
                                                                    -----------
GERMANY--6.70%
  Adidas AG                                                  700         57,518
  Allianz AG                                               2,792        563,744
  Altana AG                                                1,162         63,048
  BASF AG                                                  8,342        388,446
  Bayer AG                                                10,589        339,351
  Bayerische Hypo-und Vereinsbank AG                       5,346        174,230
  Beiersdorf AG                                              587         71,305
  Continental AG                                1          2,043         36,318
  DaimlerChrysler AG                                      13,328        646,815
  Deutsche Bank AG                                         8,609        598,555
  Deutsche Boerse AG                                       1,131         48,141
  Deutsche Lufthansa AG                         1          3,321         47,229
  Deutsche Post AG                                         6,154         79,556
  Deutsche Telekom AG                                     32,001        300,240
  E.On AG                                                  8,957        519,697
  Epcos AG                                      1            900         29,420
  Fresenius Medical Care AG                                  705         31,506
  Gehe AG                                                    722         30,162
  Heidelberger Zement AG                                     647         31,821
  Infineon Technologies AG                      1          5,374         84,811
  Karstadtquelle AG                                          926         23,412
  Linde AG                                                 1,524         76,113
  MAN AG                                                   1,448         30,560
  Marschollek, Lautenschlaeger
     and Partner AG                                          874         27,276
  Merck KGaA                                               1,426         38,588
  Metro AG                                                 2,428         74,694
  Muenchener Rueckversicherungs-
     Gesellschaft AG                                       1,502        356,009
  Preussag AG                                              2,530         61,616
  RWE AG                                                   5,742        227,398
  SAP AG                                                   3,167        310,426
  Schering AG                                              2,840        178,888
  Siemens AG                                              12,385        743,423
  Thyssen Krupp AG                                         5,536         83,650
  Volkswagen AG                                            3,565        171,814
  WCM Beteiligungs & Grundbesi AG               1          3,148         20,208
                                                                    -----------
                                                                      6,565,988
                                                                    -----------
GREECE--0.35%
  Coca-Cola Hellenic Bottling Co. SA                       2,250         38,087
  Commercial Bank of Greece                                1,700         36,600
  Credit Bank/ Greece                                      4,130         59,142
  EFG Eurobank Ergasias                                    3,600         50,486
  Hellenic Telecommunications
     Organization SA                                       4,360         68,895
  National Bank of Greece SA                               4,215         89,665
                                                                    -----------
                                                                        342,875
                                                                    -----------
HONG KONG--1.54%
  Bank of East Asia Ltd.                                  28,000         56,358
  Cathay Pacific Airways Ltd.                             18,000         27,578
  Cheung Kong (Holdings) Ltd.                             22,000        183,335
  CLP Holdings Ltd.                                       29,700        118,040
  Esprit Holdings Ltd.                                    12,000         23,000
  Hang Seng Bank Ltd.                                     12,000        128,462
  Henderson Land Development Co. Ltd.                     11,000         45,693
  Hong Kong & China Gas Co. Ltd.                          59,672         79,179
  Hong Kong Exchanges & Clearing Ltd.                     20,000         32,948
  Hongkong Electric Holdings Ltd.                         21,000         78,481
  Hutchison Whampoa Ltd.                                  32,700        244,204

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

  Security                                             Shares          Value
------------                                         -----------    -----------
  Johnson Electric Holdings Ltd.                          27,000    $    32,019
  Li & Fung Ltd.                                          28,000         37,694
  New World Development Co. Ltd.                          36,000         28,616
  Pacific Century CyberWorks Ltd.               1        150,591         35,524
  Shangri-La Asia Ltd.                                    30,000         24,999
  Sino Land Co. Ltd.                                      48,000         18,154
  Sun Hung Kai Properties Ltd.                            20,000        151,924
  Swire Pacific Ltd. "A"                                  16,000         81,846
  Television Broadcasts Ltd.                               7,000         29,795
  Wharf Holdings Ltd.                                     21,000         49,539
                                                                    -----------
                                                                      1,507,388
                                                                    -----------
IRELAND--0.80%
  Allied Irish Banks PLC                                  14,219        188,790
  Bank of Ireland                                         15,410        191,910
  CRH PLC                                                  7,818        127,397
  Elan Corporation PLC                          1          5,605         32,059
  Irish Life & Permanent PLC                               5,332         76,244
  Kerry Group PLC "A"                                      3,985         58,948
  Ryanair Holdings PLC                          1          9,364         57,235
  Smurfit (Jefferson) Group PLC                           16,935         51,846
                                                                    -----------
                                                                        784,429
                                                                    -----------
ITALY--3.54%
  Alitalia SpA                                  1         45,858         29,757
  Alleanza Assicurazioni SpA                               7,501         72,005
  Arnoldo Mondadori Editore SpA                            3,573         23,678
  Assicurazioni Generali SpA                              15,466        366,580
  Autogrill SpA                                 1          2,636         30,641
  Autostrade SpA                                          14,223        117,850
  Banca di Roma SpA                                       14,494         26,982
  Banca Monte dei Paschi di Siena SpA                     13,241         43,023
  Banca Nazionale del Lavoro SpA                1         28,130         49,033
  Benetton Group SpA                                       1,637         19,142
  Bipop Carire SpA                              1         24,750         33,316
  Bulgari SpA                                              3,800         23,981
  Enel SpA                                                31,471        180,269
  ENI SpA                                                 43,345        689,199
  Fiat SpA                                                 4,995         62,699
  Gruppo Editoriale L'Espresso                             4,516         14,762
  IntesaBci SpA                                           55,864        170,480
  Italgas SpA                                              4,503         50,031
  Luxottica Group SpA                                      1,800         35,002
  Mediaset SpA                                            10,047         77,792
  Mediobanca Banca SpA                                     7,961         73,591
  Parmalat Finanziaria SpA                                 8,021         24,795
  Pirelli SpA                                             20,490         21,855
  Riunione Adriatica di Sicurta SpA                        6,408         86,004
  Sanpaolo - IMI SpA                                      14,550        145,995
  Seat-Pagine Gialle SpA                        1         81,951         60,054
  Snam Rete Gas SpA                                       13,475         39,790
  Telecom Italia Mobile SpA                               57,604        236,090
  Telecom Italia SpA                                      29,057        154,101
  Telecom Italia SpA "A"                                  35,663        279,298
  Tiscali SpA                                   1          3,079         18,701
  Unicredito Italiano SpA                                 46,912        212,192
                                                                    -----------
                                                                      3,468,688
                                                                    -----------
JAPAN--21.31%
  Acom Co. Ltd.                                            1,200         81,996
  Advantest Corp.                                          1,100         68,463
  Aeon Co. Ltd.                                            3,700         98,782
  AIFUL Corporation                                          700         45,904
  Ajinomoto Co. Inc.                                       9,000         96,563
  Alps Electric Co. Ltd.                                   3,000         37,894
  Amada Co. Ltd.                                           5,000         24,236
  Asahi Breweries Ltd.                                     7,000         58,577
  Asahi Glass Co. Ltd.                                    13,000         83,188
  Asahi Kasei Corp.                                       21,000         69,907
  Bank of Fukuoka Ltd.                                    11,000         43,501
  Bank of Yokohama Ltd.                                   16,000         68,080
  Benesse Corporation                                      1,500         27,407
  Bridgestone Corp.                                        9,000        123,895
  Canon Inc.                                              13,000        491,323
  Casio Computer Co. Ltd.                                  6,000         29,334
  Central Japan Railway Co.                                   15         91,357
  Chiba Bank Ltd. (The)                                   11,000         37,444
  Chubu Electric Power Co. Inc.                            8,900        156,304
  Chugai Pharmaceutical Co. Ltd.                           4,000         47,856
  Citizen Watch Co. Ltd.                                   5,000         33,664
  Credit Saison Co. Ltd.                                   2,200         52,219
  CSK Corp.                                                1,100         39,187
  Dai Nippon Printing Co. Ltd.                            10,000        132,738
  Daiichi Pharmaceutical Co. Ltd.                          4,000         73,085
  Daikin Industries Ltd.                                   3,000         54,939
  Dainippon Ink & Chemical Inc.                 1         14,000         30,019
  Daito Trust Construction Co. Ltd.                        1,600         29,968
  Daiwa Bank Holdings Inc.                      1         65,000         49,894
  Daiwa House Industry Co. Ltd.                            7,000         42,808
  Daiwa Securities Group Inc.                             18,000        116,687
  Denso Corp.                                              7,300        114,074
  East Japan Railway Co.                                      46        215,301
  Ebara Corporation                                        5,000         26,948
  Eisai Co. Ltd.                                           4,000        102,786
  Fanuc Ltd.                                               1,700         85,383
  Fast Retailing Co. Ltd.                                  1,000         21,692
  Fuji Photo Film Co. Ltd.                                 7,000        226,014
  Fuji Soft ABC Inc.                                         800         32,238
  Fuji Television Network Inc.                                 5         28,909
  Fujikura Ltd.                                            7,000         25,521
  Fujisawa Pharmaceutical Co. Ltd.                         4,000         95,778
  Fujitsu Ltd.                                            25,000        174,370
  Furukawa Electric Co. Ltd.                               8,000         30,636
  Gunma Bank Ltd.                                         10,000         46,221
  Heavy Industries Co. Ltd.                               19,000         28,692
  Hirose Electric Co. Ltd.                                   600         52,311
  Hitachi Ltd.                                            43,000        278,034
  Honda Motor Co. Ltd.                                     9,700        393,309
  Hoya Corp.                                               1,700        123,678

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

  Security                                             Shares          Value
------------                                         -----------    -----------
  Isetan Co. Ltd.                                          3,000    $    30,285
  Itochu Corp.                                            19,000         66,578
  Ito-Yokado Co. Ltd.                                      6,000        300,350
  Japan Airlines Co. Ltd.                       1         11,000         31,020
  Japan Energy Corp.                                      18,000         27,331
  Japan Tobacco Inc.                                          13         87,202
  JGC Corp.                                                4,000         28,366
  Joyo Bank Ltd.                                          16,000         43,251
  Kajima Corp.                                            14,000         39,712
  Kaneka Corp.                                             4,000         27,866
  Kansai Electric Power Co. Inc.                          10,400        164,425
  Kao Corp.                                                9,000        207,242
  Kawasaki Heavy Industries Ltd.                1         24,000         30,636
  Kawasaki Steel Corp.                          1         40,000         52,060
  Keihin Electric Express Railway Co. Ltd.                 9,000         40,697
  Keio Electric Railway Co. Ltd.                           9,000         45,052
  Keyence Corp.                                              500        105,915
  Kinden Corp.                                             5,000         23,777
  Kinki Nippon Railway Co. Ltd.                 1         27,000         88,077
  Kirin Brewery Co. Ltd.                                  12,000         84,098
  Komatsu Ltd.                                            15,000         53,688
  Konami Company Ltd.                                      1,700         35,671
  Konica Corp.                                             5,000         32,329
  Kubota Corp.                                            17,000         51,768
  Kuraray Co. Ltd.                                         8,000         52,394
  Kurita Water Industries Ltd.                             2,000         24,612
  Kyocera Corp.                                            2,500        182,504
  Kyowa Hakko Kogyo Co. Ltd.                               7,000         37,961
  Kyushu Electric Power Co. Inc.                           5,800         85,940
  Lawson Inc.                                              1,000         30,619
  Mabuchi Motor Co. Ltd.                                     500         49,266
  Marubeni Corp.                                1         27,000         27,707
  Marui Co. Ltd.                                           6,000         76,039
  Matsushita Communication Industrial Co. Ltd.             1,400         53,963
  Matsushita Electric Industrial Co. Ltd.                 30,000        409,227
  Matsushita Electric Works Ltd.                           6,000         43,050
  Meiji Seika Inc.                                         6,000         21,475
  Millea Holdings Inc.                          1             21        172,401
  Minebea Co. Ltd.                                         7,000         41,114
  Mitsubishi Chemical Corp.                     1         27,000         62,848
  Mitsubishi Corp.                                        16,000        115,734
  Mitsubishi Electric Corp.                     1         26,000        116,704
  Mitsubishi Estate Co. Ltd.                              14,000        114,467
  Mitsubishi Heavy Industries Ltd.                        45,000        136,282
  Mitsubishi Materials Corp.                    1         18,000         35,741
  Mitsubishi Rayon Co.                                    11,000         34,763
  Mitsubishi Tokyo Financial Group Inc.                       52        351,891
  Mitsui & Co. Ltd.                                       19,000        127,131
  Mitsui Chemicals Inc.                                    8,000         39,980
  Mitsui Engineering & Shipbuilding Co. Ltd.    1         17,000         21,276
  Mitsui Fudosan Co. Ltd.                                 11,000         97,281
  Mitsui Mining & Smelting Co. Ltd.                       11,000         32,764
  Mitsui Sumitomo Insurance Co. Ltd.                      20,000        107,626
  Mitsui Trust Holdings Inc.                              11,000         22,851
  Mitsukoshi Ltd.                                          8,000         23,761
  Mizuho Holdings Inc.                                        87        193,075
  Murata Manufacturing Co. Ltd.                            3,600        231,270
  NEC Corp.                                               22,000        153,078
  NGK Insulators Ltd.                                      6,000         47,506
  NGK Spark Plug Co. Ltd.                                  3,000         22,751
  Nidec Corp.                                                600         43,501
  Nikko Cordial Corp.                                     20,000        100,952
  Nikon Corp.                                              5,000         55,356
  Nintendo Co. Ltd.                                        1,500        220,883
  Nippon COMSYS Corp.                                      3,000         16,619
  Nippon Express Co. Ltd.                                 14,000         74,169
  Nippon Meat Packers Inc.                                 3,000         37,594
  Nippon Mitsubishi Oil Corp.                             23,000        118,972
  Nippon Sheet Glass Co. Ltd.                              6,000         20,273
  Nippon Steel Corp.                                      81,000        126,376
  Nippon Telegraph & Telephone Corp.                          80        329,051
  Nippon Unipac Holding                                       13         80,477
  Nippon Yusen Kabushiki Kaisha                           18,000         62,023
  Nissan Motor Co. Ltd.                                   35,000        242,365
  Nisshin Seifun Group Inc.                                3,000         21,475
  Nissin Food Products Co. Ltd.                            1,800         35,742
  Nitto Denko Corp.                                        2,100         68,855
  NKK Corp.                                     1         48,000         46,454
  Nomura Holdings Inc.                                    27,000        396,463
  NSK Ltd.                                                 8,000         33,238
  NTT Data Corp.                                              20         80,093
  NTT DoCoMo Inc.                                            270        664,525
  Obayashi Corp.                                          10,000         28,366
  Oji Paper Co. Ltd.                                      13,000         74,295
  Olympus Optical Co. Ltd.                                 4,000         55,865
  Omron Corp.                                              4,000         57,901
  Onward Kashiyama Co. Ltd.                                3,000         29,434
  Oracle Corp. Japan                                         500         21,317
  Oriental Land Co. Ltd.                                     800         57,200
  ORIX Corp.                                               1,200         96,813
  Osaka Gas Co. Ltd.                                      33,000         78,467
  Pioneer Corp.                                            2,600         46,529
  Promise Co. Ltd.                                         1,400         70,549
  Ricoh Co. Ltd.                                          10,000        173,119
  Rohm Co. Ltd.                                            1,700        253,738
  Sankyo Co. Ltd.                                          6,000         81,595
  Sanyo Electric Co. Ltd.                                 24,000        104,722
  Secom Co. Ltd.                                           3,000        147,172
  Sega Enterprises Ltd.                         1          1,600         38,445
  Sekisui Chemical Co. Ltd.                                9,000         30,786
  Sekisui House Ltd.                                       8,000         58,802
  Seven-Eleven Japan Co. Ltd.                              6,000        236,276
  77 Bank Ltd. (The)                                       9,000         35,441
  Sharp Corp.                                             14,000        177,773
  Shimamura Co. Ltd.                                         400         30,702
  Shimano Inc.                                             1,900         25,775
  Shimizu Corp.                                           10,000         32,955
  Shin-Etsu Chemical Co. Ltd.                              5,500        236,317
  Shionogi & Co. Ltd.                                      5,000         63,783

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

  Security                                             Shares          Value
------------                                         -----------    -----------
  Shiseido Co. Ltd.                                        6,000    $    79,993
  Shizuoka Bank Ltd.                                      10,000         60,738
  Showa Denko K.K.                              1         17,000         27,657
  Showa Shell Sekiyu K.K.                                  4,000         23,260
  Skylark Co.                                              2,000         46,721
  SMC Corp.                                                  800         94,577
  Softbank Corp.                                           3,000         41,649
  Sony Corp.                                              13,500        712,957
  Sumitomo Chemical Co. Ltd.                              18,000         81,846
  Sumitomo Corp.                                          12,000         72,685
  Sumitomo Electric Industries Ltd.                       10,000         69,331
  Sumitomo Metal Industries Ltd.                1         55,000         24,321
  Sumitomo Metal Mining Co. Ltd.                           9,000         40,697
  Sumitomo Mitsui Banking Corp.                           57,000        278,200
  Sumitomo Realty & Development Co. Ltd.                   6,000         36,392
  Sumitomo Trust & Banking Co. Ltd. (The)                 14,000         67,278
  Taiheiyo Cement Corp.                                   16,000         29,768
  Taisei Corp.                                            13,000         29,935
  Taisho Pharmaceutical Co. Ltd.                           3,000         46,204
  Taiyo Yuden Co. Ltd.                                     2,000         32,705
  Takara Shuzo Co. Ltd.                                    4,000         27,332
  Takashimaya Co. Ltd.                                     6,000         34,941
  Takeda Chemical Industries Ltd.                         12,000        526,614
  Takefuji Corp.                                           1,190         82,702
  TDK Corp.                                                1,800         84,999
  Teijin Ltd.                                             13,000         44,252
  Terumo Corp.                                             3,100         41,433
  THK Co. Ltd.                                             1,600         30,769
  Tobu Railway Co. Ltd.                                   18,000         50,308
  Toho Co. Ltd.                                            3,000         34,390
  Tohoku Electric Power Co. Inc.                           7,700        107,926
  Tokyo Broadcasting System                                1,000         22,401
  Tokyo Electric Power Co. Inc. (The)                     17,300        355,787
  Tokyo Electron Ltd.                                      2,300        149,867
  Tokyo Gas Co. Ltd.                                      40,000        111,128
  Tokyu Corp.                                             16,000         61,939
  TonenGeneral Sekiyu K.K.                                 6,000         42,550
  Toppan Printing Co. Ltd.                                10,000        103,955
  Toray Industries Inc.                                   20,000         53,562
  Toshiba Corp.                                 1         42,000        170,999
  Tosoh Corporation                                       11,000         35,333
  Tostem Corp.                                             4,000         68,246
  Toto Ltd.                                                8,000         37,377
  Toyo Information Systems                                   700         19,915
  Toyo Seikan Kaisha Ltd.                                  3,000         39,446
  Toyota Industries Corporation                            2,000         32,488
  Toyota Motor Corp.                                      36,100        957,769
  Trend Micro Inc.                              1          1,500         41,924
  Ube Industries Ltd.                           1         17,000         26,523
  UFJ Holdings Inc.                                           49        118,555
  Uni-Charm Corp.                                          1,000         37,544
  Uny Co. Ltd.                                             3,000         33,990
  Wacoal Corp.                                             3,000         24,854
  West Japan Railway Company                                  16         64,609
  World Co. Ltd.                                             700         20,733
  Yakult Honsha Co. Ltd.                                   3,000         34,215
  Yamada Denki Co. Ltd.                                      400         35,041
  Yamaha Corp.                                             3,000         29,184
  Yamanouchi Pharmaceutical Co. Ltd.                       5,000        129,735
  Yamato Transport Co. Ltd.                                6,000        109,378
  Yasuda Fire & Marine Insurance Co. Ltd. (The)           11,000         67,362
  Yokogawa Electric Corp.                                  5,000         38,796
                                                                    -----------
                                                                     20,890,940
                                                                    -----------

LUXEMBOURG--0.07%
  Arcelor                                       1          5,120         72,662
                                                                    -----------
                                                                         72,662
                                                                    -----------

NETHERLANDS--5.89%
  ABN AMRO Holding NV                                     21,240        385,759
  Aegon NV                                                14,134        294,667
  Akzo Nobel NV                                            4,527        197,120
  ASM Lithography Holding NV                    1          6,898        109,204
  Burhmann NV                                              1,897         17,498
  Elsevier NV                                             10,456        142,503
  Getronics NV                                  1         13,110         24,989
  Hagemeyer NV                                             2,174         30,058
  Heineken NV                                              3,105        136,275
  IHC Caland NV                                              538         32,172
  ING Groep NV                                            25,641        658,397
  Koninklijke Ahold NV                                    10,153        213,576
  Koninklijke Numico NV                                    2,485         55,734
  Koninklijke (Royal) KPN NV                    1         26,922        126,027
  Philips Electronics NV                                  20,446        570,838
  QIAGEN NV                                     1          2,562         30,312
  Royal Dutch Petroleum Co.                               32,870      1,830,872
  TNT Post Group NV                                        5,722        129,239
  Unilever NV - CVA                                        8,785        575,221
  Vedior NV                                                2,340         32,354
  VNU NV                                                   3,522         97,880
  Wolters Kluwer NV - CVA                                  4,421         83,918
                                                                    -----------
                                                                      5,774,613
                                                                    -----------

NEW ZEALAND--0.11%
  Carter Holt Harvey Ltd.                                 22,340         21,484
  Contact Energy Ltd.                                     12,981         25,156
  Telecom Corp. of New Zealand Ltd.                       24,159         57,849
                                                                    -----------
                                                                        104,489
                                                                    -----------
NORWAY--0.47%
  DNB Holding ASA                                          8,741         47,640
  Norsk Hydro ASA                                          2,634        125,658
  Norske Skogindustrier ASA                                2,197         40,987
  Orkla ASA                                                3,495         67,531
  Statoil ASA                                              7,496         66,926
  Storebrand ASA                                1          4,981         30,135
  Tandberg ASA                                  1          2,262         26,676
  Telenor ASA                                              8,100         28,711

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                             Shares          Value
------------                                         -----------    -----------
  Tomra Systems ASA                                        3,804    $    29,908
                                                                    -----------
                                                                        464,172
                                                                    -----------

PORTUGAL--0.35%
  Banco Comercial Portugues SA "R"                        23,396         81,102
  Banco Espirito Santo e Comercial de Lisboa
     SA                                                    2,141         24,422
  BPI-SPGS SA - Registered                                 8,363         20,318
  Brisa-Auto Estradas de                                   7,538         42,434
  Portugal SA
  Cimentos de Portugal SA                                    793         15,397
  Electricidade de Portugal SA                            26,413         51,128
  Portugal Telecom SA                                     12,935         91,338
  Sonae SGPS SA                                 1         26,102         14,693
                                                                    -----------
                                                                        340,832
                                                                    -----------

SINGAPORE--0.78%
  Capitaland Ltd.                                         32,000         27,712
  Chartered Semiconductor Manufacturing Ltd.    1         10,000         20,376
  City Developments Ltd.                                  11,000         35,489
  DBS Group Holdings Ltd.                                 17,652        123,891
  Fraser & Neave Ltd.                                      8,400         37,408
  Oversea-Chinese Banking Corp Ltd. - Ordinary
     Shares                                               17,350        114,897
  Singapore Airlines Ltd.                                  8,000         58,412
  Singapore Press Holdings Ltd.                            6,000         67,582
  Singapore Technologies                                  32,000         34,957
  Engineering Ltd.
  Singapore Telecommunications Ltd.                       94,000         72,888
  United Overseas Bank Ltd.                               19,392        139,396
  Venture Manufacturing Ltd.                               4,000         31,923
                                                                    -----------
                                                                        764,931
                                                                    -----------

SPAIN--2.91%
  Acerinox SA                                              1,044         43,768
  ACS Actividades de Construccion y Servicios
     SA                                                      869         27,978
  Altadis SA                                               4,952        102,213
  Autopistas Concesionaria Espanola SA                     3,446         38,287
  Banco Bilbao Vizcaya SA                                 47,585        538,091
  Banco Santander Central Hispano SA                      66,128        525,076
  Endesa SA                                               14,857        215,835
  Fomento de Construcciones y Contratas SA                 1,111         27,101
  Gas Natural SDG SA                                       3,991         76,859
  Grupo Dragados SA                                        2,879         51,321
  Iberdrola SA                                            12,696        184,943
  Inditex                                       1          3,432         72,466
  Repsol YPF SA                                           15,763        185,876
  Sociedad General de Aguas de Barcelona SA                2,400         28,253
  Telefonica SA                                 1         70,329        590,384
  Terra Networks SA                             1          6,752         38,343
  Union Electrica Fenosa SA                                4,548         83,544
  Zeltia SA Rights                              1          2,783         22,125
                                                                    -----------
                                                                      2,852,463
                                                                    -----------

SWEDEN--1.79%
  ASSA Abloy AB "B"                                        5,141         72,440
  Atlas Copco AB "A"                                       2,002         47,924
  Drott AB "B"                                             2,450         28,258
  Electrolux AB "B"                                        5,243        105,825
  Gambro AB "A"                                            3,797         24,995
  Hennes & Mauritz AB "B"                                  7,479        149,736
  Modern Times Group MTG AB "B"                 1          1,153         15,306
  Nordea AB                                               34,519        187,797
  OM Gruppen AB                                            1,800         13,514
  Sandvik AB                                               3,683         91,970
  Securitas AB "B"                                         4,909        100,953
  Skandia Forsakrings AB                                  14,766         67,159
  Skandinaviska Enskilda Banken (SEB) "A"                  8,269         86,825
  Skanska AB "B"                                           6,817         47,101
  Svenska Cellulosa AB "B"                                 2,935        104,428
  Svenska Handelsbanken AB "A"                             8,943        136,717
  Swedish Match AB                                         8,014         66,272
  Tele2 AB "B"                                  1          1,708         31,408
  Telefonakfiebolaget Ericsson AB "B"           1        116,945        176,868
  Telia AB                                                15,447         43,028
  Trelleborg AB "B"                                        2,686         26,450
  Volvo AB "A"                                             1,873         37,805
  Volvo AB "B"                                             3,521         72,983
  WM-Data AB "B"                                           7,655         14,493
                                                                    -----------
                                                                      1,750,255
                                                                    -----------
SWITZERLAND--7.87%
  ABB Ltd.                                      1         14,506        129,148
  Adecco SA                                                1,951        115,887
  Ciba Specialty Chemicals AG                              1,113         89,182
  Clariant AG - Registered                                 2,410         57,325
  Compagnie Financiere Richemont AG                        8,549        194,445
  Credit Suisse Group                           1         15,699        498,423
  Givaudan SA                                                139         56,039
  Holcim Ltd. "B"                                            453        103,947
  Kudelski SA - Bearer                          1            577         20,219
  Logitech Intenational SA                      1            750         34,873
  Lonza Group AG - Registered                                903         69,777
  Nestle SA                                                6,060      1,412,948
  Novartis AG                                             42,070      1,850,146
  Roche Holding AG - Bearer                                  761         86,672
  Roche Holding AG - Genusschein                          10,793        815,866
  Serono SA                                                  112         73,826
  SGS Societe Generale de Surveillance Holding
     SA                                                      120         38,300
  Swatch Group (The) AG                                    1,482         28,032
  Swatch Group (The) AG "B"                                  594         52,884
  Swiss Re                                                 4,405        430,658
  Swisscom AG                                                424        123,361
  Syngenta AG                                              1,802        108,308
  Synthes-Stratec Inc.                                        78         47,694

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                             Shares          Value
------------                                         -----------    -----------
  UBS AG - Registered                           1         19,535    $   982,493
  Unaxis Holding AG "R"                                      230         27,200
  Zurich Financial Services AG                             1,317        265,922
                                                                    -----------
                                                                      7,713,575
                                                                    -----------

UNITED KINGDOM--25.93%
  Airtours PLC                                            10,742         25,174
  AMEC PLC                                                 4,318         27,545
  AMVESCAP PLC                                            10,098         82,269
  Arm Holdings PLC                              1         16,811         37,411
  Associated British Ports Holdings PLC                    5,494         37,684
  AstraZeneca PLC                                         26,837      1,111,017
  AWG PLC                                       1          5,706         47,836
  BAA PLC                                                 16,711        152,576
  BAE Systems PLC                                         46,132        235,559
  Balfour Beatty PLC                                       7,911         28,216
  Barclays PLC                                           101,830        856,787
  Barratt Developments PLC                                 4,556         29,167
  Bass PLC                                                13,223        134,334
  BBA Group PLC                                            8,492         35,660
  Berkeley Group (The) PLC                                 2,351         26,339
  BG Group PLC                                            55,061        239,609
  BHP Billiton PLC                                        33,841        184,406
  BOC Group PLC                                            7,505        116,568
  Boots Co. PLC                                           13,974        138,556
  BP PLC                                                 344,785      2,895,711
  BPB Industries PLC                                       7,813         41,682
  Brambles Industries PLC                                 11,574         57,909
  British Airways PLC                           1          9,883         28,057
  British American Tobacco PLC                            25,228        271,100
  British Land Co. PLC                                     8,357         70,952
  British Sky Broadcasting Group PLC            1         17,657        169,287
  BT Group PLC                                  1        134,005        514,727
  BTG PLC                                       1          3,130         16,221
  Bunzl PLC                                                7,730         61,151
  Cable & Wireless PLC                                    34,979         89,172
  Cadbury Schweppes PLC                                   30,614        229,351
  Canary Wharf Finance PLC                      1          8,565         58,096
  Capita Group PLC                                        11,482         54,605
  Carlton Communications PLC                              11,690         37,419
  Celltech Group PLC                            1          4,521         35,834
  Centrica PLC                                            63,208        195,578
  CGNU PLC                                                33,255        267,384
  Chubb PLC                                               15,278         36,678
  CMG PLC                                                 13,451         20,708
  Compass Group PLC                                       33,586        203,749
  Corus Group PLC                               1         50,808         65,055
  Daily Mail and General Trust PLC "A"                     5,187         49,573
  De La Rue PLC                                            3,012         23,220
  Diageo PLC                                              50,347        653,836
  Dixons Group PLC                                        30,994         90,351
  Electrocomponents PLC                                    7,289         40,830
  EMI Group PLC                                           13,920         52,832
  Exel PLC                                                 4,881         62,160
  FKI PLC                                                 11,736         28,041
  George Wimpey PLC                                        6,840         27,941
  GKN PLC                                                 12,002         56,300
  GlaxoSmithKline PLC                                     93,879      2,029,091
  Granada Compass PLC                                     45,433         77,213
  Great Universal Stores PLC                              15,842        145,487
  Hammerson PLC                                            5,164         43,589
  Hanson PLC                                              11,831         84,486
  Hays PLC                                                26,857         63,041
  HBOS PLC                                                56,457        610,989
  Hilton Group PLC                                        25,162         87,541
  HSBC Holdings PLC                                      142,590      1,639,856
  IMI PLC                                                  7,298         36,125
  Imperial Chemical Industries PLC                        18,819         91,506
  Imperial Tobacco Group PLC                              11,218        182,447
  International Power PLC                       1         18,789         48,113
  Invensys PLC                                            55,332         75,063
  J Sainsbury PLC                                         23,509        127,567
  Johnson Matthey PLC                                      3,841         58,781
  Kelda Group PLC                                          7,483         48,704
  Kidde PLC                                     1         16,008         20,985
  Kingfisher PLC                                          20,439         98,524
  Land Securities PLC                                      8,042        105,787
  Lattice Group PLC                                       53,502        139,453
  Legal & General Group PLC                               75,949        151,366
  Lloyds TSB Group PLC                                    83,915        835,240
  Logica PLC                                               8,212         25,034
  Man Group PLC                                            4,439         69,691
  Marconi PLC                                            107,668          6,482
  Marks & Spencer Group PLC                               35,465        201,498
  Misys PLC                                               10,969         40,461
  National Grid Group PLC                                 26,246        186,425
  Next PLC                                                 5,395         76,641
  Novar PLC                                               11,476         24,401
  Nycomed Amersham PLC "A"                                11,164         98,698
  P&O Princess Cruises PLC                                11,447         72,409
  Pearson PLC                                             12,312        122,451
  Peninsular & Oriental Steam Navigation Co.
     PLC                                                  12,332         45,300
  Pilkington PLC                                          20,386         28,820
  Provident Financial PLC                                  3,885         40,919
  Prudential Corp. PLC                                    29,663        271,283
  Railtrack Group PLC                           2          7,258         22,126
  Rank Group PLC                                          11,036         44,998
  Reckitt Benckiser PLC                                    8,278        148,511
  Reed International PLC                                  19,476        185,094
  Rentokil Initial PLC                                    30,794        125,322
  Reuters Group PLC                                       22,139        117,434
  Rexam PLC                                                7,482         48,469
  Rio Tinto PLC                                           16,605        304,481
  RMC Group PLC                                            4,624         46,271
  Rolls Royce PLC                                         22,639         55,902
  Royal Bank of Scotland Group PLC                        41,559      1,178,243
  Royal Sun Alliance Industries Group PLC                 22,266         81,792
  Safeway PLC                                             17,403         74,739
  Sage Group PLC                                          20,461         52,863

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

          Security                                    Shares          Value
        ------------                                -----------   -------------

        Schroders PLC                                     2,680   $      23,918
        Scottish & Southern Energy PLC                   13,085         129,442
        Scottish Newcastle Breweries PLC                 11,369         105,361
        Scottish Power PLC                               27,862         149,808
        Serco Group PLC                                   9,643          29,538
        Severn Trent PLC                                  6,011          66,243
        Shell Transport & Trading Co. PLC               149,074       1,124,763
        Signet Group PLC                                 30,914          44,646
        Slough Estates PLC                                7,368          40,777
        Smith & Nephew PLC                               14,952          82,958
        Smiths Group PLC                                  8,843         114,840
        Spirent PLC                                      14,878          19,617
        SSL International PLC                             4,550          24,803
        Stagecoach Holdings PLC                          22,950          21,952
        Tate & Lyle PLC                                   7,802          41,741
        Taylor Woodrow PLC                               10,062          27,607
        Tesco PLC                                       105,233         382,554
        3i Group PLC                                      9,474          98,847
        Unilever PLC                                     41,887         381,800
        United Business Media PLC                         6,060          40,181
        United Utilities PLC                              8,811          82,059
        Vodafone Group PLC                            1,052,069       1,443,228
        Whitebread PLC                                    5,511          51,451
        Wolseley PLC                                      9,005          91,277
        WPP Group PLC                                    17,912         151,254
                                                                  ------------
                                                                     25,420,600
                                                                  -------------
     UNITED STATES--1.25%
        iShares MSCI EAFE Index Fund             3       10,328       1,224,384
                                                                  -------------
                                                                      1,224,384
                                                                  -------------
     TOTAL COMMON STOCKS
      (Cost: $115,857,609)                                           96,457,549
                                                                  -------------


     PREFERRED STOCKS--0.40%
     AUSTRALIA--0.14%
        News Corp. Ltd.                                  30,583         140,431
                                                                  -------------
                                                                        140,431
                                                                  -------------

     GERMANY--0.23%
        Henkel KGaA                                       1,015          70,871
        Hugo Boss AG                                        843          15,610
        Porsche AG                                          136          64,806
        Prosieben Satellite Media AG             1        1,594          16,167
        Volkswagen AG                                     1,739          56,504
                                                                  -------------
                                                                        223,958
                                                                  -------------

     ITALY--0.03%
        IntesaBci SpA - RNC                              14,106          31,205
                                                                  -------------
                                                                         31,205
                                                                  -------------
     TOTAL PREFERRED STOCKS
      (Cost: $522,324)                                                  395,594
                                                                  -------------


     SHORT TERM INSTRUMENTS--5.68%
     Barclays Global Investors Funds
        Institutional Money Market Fund,
          Institutional Shares                        4,460,215       4,460,215
     Dreyfus Money Market Fund                          172,080         172,080
     Goldman Sachs Financial Square Prime
        Obligation Fund                                 169,832         169,832
     Providian Temp Cash Money Market Fund              760,399         760,399
                                                                  -------------
     TOTAL SHORT TERM INSTRUMENTS
      (Cost: $5,562,526)                                              5,562,526
                                                                  -------------
     TOTAL INVESTMENTS IN SECURITIES -- 104.48%
      (Cost $121,942,459)                                           102,415,669
                                                                  -------------

     Other Assets, Less Liabilities -- (4.48%)                       (4,389,025)
                                                                  -------------

     NET ASSETS -- 100.00%                                        $  98,026,644
                                                                  =============

1 Non-income earning securities.
2 Security valued at fair value in accordance with procedures approved by the Board of Trustees.
3 Non-controlled affiliated issuer. See Note 2.

The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2002
                                   (Unaudited)


                                                                  S&P 500 Index     Russell 2000 Index    International Index
                                                                Master Portfolio     Master Portfolio       Master Portfolio
                                                                ----------------     ----------------       ----------------
ASSETS

   Investments at cost
        Unaffiliated issuers                                    $  2,935,977,183      $  83,432,096         $   120,843,798
                                                                ----------------      -------------         ---------------
   Non-controlled affiliated issuers                            $             --      $          --         $     1,198,661
                                                                ----------------      -------------         ---------------
   Foreign currency, at cost                                    $             --      $          --         $       225,214
                                                                ----------------      -------------         ---------------

   Investments in securities, at value (including securities
        on loan(1)) (Note 1)
        Unaffiliated issuers                                    $  2,648,007,201      $  83,863,829         $   101,191,285
        Non-controlled affiliated issuers                                                                         1,224,384
   Cash pledged for margin requirements (Note 1)                              --                 --                  58,208
   Foreign currency, at value                                                 --                 --                 230,932
   Receivables:
        Investment securities sold                                            --             15,420                      --
        Due from investment advisor (Note 2)                                  --                 --                  20,295
        Dividends and interest                                         3,732,669             98,618                 357,255
        Due from broker - variation margin                                    --             34,800                  58,727
   Unrealized gain on forward currency exchange contracts                     --                 --                 172,086
                                                                ----------------      -------------         ---------------
     Total Assets                                                  2,651,739,870         84,012,667             103,313,172
                                                                ----------------      -------------         ---------------

LIABILITIES

   Payables:
        Investment securities purchased                                       --             11,461                  28,313
        Due to broker - variation margin                                  48,660                 --                      --
        Collateral for securities loaned (Note 4)                     47,458,401          6,639,244               5,126,307
        Due to bank                                                          302                 --                      --
        Advisory fees (Note 2)                                           248,821             11,359                  19,390
        Administration fees (Note 2)                                          --              2,840                  23,913
   Unrealized loss on forward currency exchange contracts                     --                 --                  88,605
                                                                ----------------      -------------         ---------------
   Total Liabilities                                                  47,756,184          6,664,904               5,286,528
                                                                ----------------      -------------         ---------------
NET ASSETS                                                      $  2,603,983,686      $  77,347,763         $    98,026,644
                                                                ================      =============         ===============



1 Securities on loan with market values of $45,040,990, $6,262,053 and $4,839,150, respectively. See Note 4.


The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                            STATEMENTS OF OPERATIONS
                     For the Six Months Ended June 30, 2002
                                   (Unaudited)

                                                                        S&P 500 Index     Russell 2000 Index    International Index
                                                                      Master Portfolio     Master Portfolio       Master Portfolio
                                                                      ----------------    ------------------    -------------------
NET INVESTMENT INCOME
     Dividends                                               1        $     19,886,094         $     455,979       $      1,235,395
     Interest                                                                  780,355                35,716                  8,525
     Securities lending income                                                  58,836                10,387                 43,164
                                                                      ----------------    ------------------    -------------------
   Total investment income                                                  20,725,285               502,082              1,287,084
                                                                      ----------------    ------------------    -------------------
EXPENSES (Note 2)
     Advisory fees                                                             699,680                28,805                 69,918
     Administration fees                                                            --                 7,201                 46,612
                                                                      ----------------    ------------------    -------------------
   Total expenses                                                              699,680                36,006                116,530
                                                                      ----------------    ------------------    -------------------
   Net investment income                                                    20,025,605               466,076              1,170,554
                                                                      ----------------    ------------------    -------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized loss on sale of investments                              (67,846,000)           (2,176,072)            (4,795,602)
     Net realized loss on sale of futures contracts                        (11,308,276)             (251,150)              (274,871)
     Net realized gain on foreign currency transactions                             --                    --                 63,933
     Net increase from payments by affiliates (Note 2)                              --                    --                 20,295
     Net change in unrealized appreciation (depreciation)
        of investments                                                    (340,189,160)           (1,768,356)             2,193,650
     Net change in unrealized appreciation (depreciation)
        of futures contracts                                                (1,017,949)              (61,500)               (14,082)
     Net change in unrealized appreciation (depreciation) on
        translation of assets and liabilities in foreign
        currencies                                                                  --                    --                108,739
                                                                      ----------------    ------------------    -------------------
   Net loss on investments                                                (420,361,385)           (4,257,078)            (2,697,938)
                                                                      ----------------    ------------------    -------------------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $   (400,335,780)        $  (3,791,002)      $     (1,527,384)
                                                                      ================    ==================    ===================

1    Net of foreign withholding tax of $113,874, $98 and $176,530, respectively.


The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             S&P 500 Index Master Portfolio
                                                                                     ----------------------------------------------
                                                                                         For the Six
                                                                                         Months Ended                 For the
                                                                                        June 30, 2002                Year Ended
                                                                                         (Unaudited)             December 31, 2001
                                                                                     -------------------        -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income                                                           $       20,025,605         $       37,024,939
     Net realized gain (loss)                                                               (79,154,276)               (12,632,674)
     Net change in unrealized appreciation (depreciation)                                  (341,207,109)              (404,143,934)
                                                                                     -------------------        -------------------
   Net increase (decrease) in net assets resulting from operations                         (400,335,780)              (379,751,669)
                                                                                     -------------------        -------------------

Interestholder transactions:
     Contributions                                                                          567,000,377                931,988,808
     Withdrawals                                                                           (354,594,821)              (988,412,872)
                                                                                     -------------------        -------------------
   Net increase (decrease) in net assets resulting from interestholder transactions         212,405,516                (56,424,064)
                                                                                     -------------------        -------------------
   Increase (decrease) in net assets                                                       (187,930,264)              (436,175,733)

NET ASSETS:
   Beginning of period                                                                    2,791,913,950              3,228,089,683
                                                                                     -------------------        -------------------
   End of period                                                                     $    2,603,983,686         $    2,791,913,950
                                                                                     ===================        ===================

The accompanying notes are an integral part of these financial statements.

  Russell 2000 Index Master Portfolio           International Index Master Portfolio
---------------------------------------       ----------------------------------------
For the Six                                    For the Six
Months Ended               For the             Months Ended              For the
June 30, 2002            Year Ended           June 30, 2001             Year Ended
 (Unaudited)          December 31, 2001        (Unaudited)           December 31, 2001
-------------         -----------------       --------------         -----------------
$     466,076         $         883,386       $    1,170,554         $       1,424,834
   (2,427,222)                1,153,993           (4,986,245)               (4,519,519)
   (1,829,856)                   43,015            2,288,307               (20,462,098)
-------------         -----------------       --------------         -----------------
   (3,791,002)                2,080,394           (1,527,384)              (23,556,783)
-------------         -----------------       --------------         -----------------



   20,194,674                22,766,923           24,271,208                27,264,274
   (4,544,035)              (11,589,092)         (17,175,813)              (17,072,044)
-------------         -----------------       --------------         -----------------
   15,650,639                11,177,831            7,095,395                10,192,230
-------------         -----------------       --------------         -----------------
   11,859,637                13,258,225            5,568,011               (13,364,553)



   65,488,126                52,229,901           92,458,633               105,823,186
-------------         -----------------       --------------         -----------------
$  77,347,763         $      65,488,126       $   98,026,644         $      92,458,633
=============         =================       ==============         =================

                           MASTER INVESTMENT PORTFOLIO
                        NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the S&P 500 Index, Russell 2000 Index and International Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

FOREIGN CURRENCY TRANSLATION

     The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

     The Master Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not with-in the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).


FUTURES CONTRACTS

     The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     As of June 30, 2002, the open futures contracts outstanding were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                         Number of       Futures        Expiration     Notional          Net Unrealized
Master Portfolio                         Contracts       Index             Date     Contract Value        Appreciation
                                                                                                         (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio              66           S&P 500         09/19/02    $ 16,336,650         $ (748,425)

Russell 2000 Index Master Portfolio         24         Russell 2000      09/20/02    $  5,560,200         $  (39,350)

International Index Master Portfolio        11           Euro 50         09/20/02    $    342,962         $    3,962

                                             4           FTSE 100        09/20/02         283,694               (286)

                                            10          Nikkei 300       09/12/02         168,113            (11,256)
                                                                                                          ----------
                                                                                                          $   (7,580)
-----------------------------------------------------------------------------------------------------------------------

     The S&P 500 Index and Russell 2000 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $2,500,000 and $500,000, respectively.

     The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $58,208 for initial margin requirements.

REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at June 30, 2002.

FORWARD CURRENCY EXCHANGE CONTRACTS

     A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. The International Index Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
  Forward Foreign Currency Contracts

                                                                                                                  Net
                                   Foreign Currency       Exchange       Foreign Currency      U.S. Dollar    Unrealized
Currency                            Purchased/Sold          Date          Cost/Proceeds           Value       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Purchase Contracts

British Pound Sterling                   573,006         08/08/02         $   834,345         $    871,218   $     36,873

Euro                                   1,456,219         08/08/02           1,326,028            1,435,488        109,460

Japanese Yen                          53,379,600         08/08/02             420,558              446,311         25,753

-----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        $    172,086
-----------------------------------------------------------------------------------------------------------------------------

Sale Contracts

British Pound Sterling                   393,273         08/08/02         $   577,230         $    597,947   $    (20,717)

Euro                                     884,325         08/08/02             822,900              871,736        (48,836)

Japanese Yen                          48,154,336         08/08/02             383,570              402,622        (19,052)
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        $    (88,605)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

     As of June 30, 2002, the International Index Master Portfolio held the following forward foreign currency exchange contracts:

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% and 0.08% of the average daily net assets of the S&P 500 Index and Russell 2000 Index Master Portfolios, respectively, and 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% of the average daily net assets of the Russell 2000 Index Master Portfolio, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the S&P 500 Index Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the six months ended June 30, 2002, BGIS did not receive any brokerage commissions from the Master Portfolios.

     As a result of using an index approach to investing, the International Index Master Portfolio held shares of Barclays PLC, with a current market value of $856,787, as of June 30, 2002. Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

     The Master Portfolios may invest in the shares of Exchange Traded Funds ("ETFs"), including shares of ETFs that are affiliated with MIP, to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. As of June 30, 2002, the International Index Master Portfolio held shares of the iShares MSCI EAFE Index Fund, an investment portfolio of iShares Trust. iShares Trust is an open-end management investment company managed by BGFA, the investment advisor for MIP.

     Transactions in shares of affiliated ETFs for the International Index Master Portfolio, including dividend income and net realized capital gains (losses) during the six-month period ended June 30, 2002 were as follows:

-------------------------------------------------------------------------------------------------------------------
                                   Number of                              Number of
                                  Shares Held                            Shares Held                    Net
                                   Beginning      Gross       Gross        End of       Dividend     Realized
     Affiliated ETF                of Period    Additions   Reductions     Period        Income     Gain (Loss)
-------------------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund           --        10,328         --         10,328         $ --         $ --
-------------------------------------------------------------------------------------------------------------------

     BGFA is making a reimbursement to the International Index Master Portfolio of $20,295, to compensate the Master Portfolio for a loss incurred in executing investment transactions.

     Certain officers and trustees of MIP are also officers of Stephens and BGI. As of June 30, 2002, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for the six months ended June 30, 2002 were as follows:

--------------------------------------------------------------------------

Master Portfolio                            Purchases              Sales
--------------------------------------------------------------------------
S&P 500 Index Master Portfolio         $  339,680,588      $  89,021,608

Russell 2000 Index Master Portfolio        15,214,900          2,362,720

International Index Master Portfolio       17,175,859          9,674,699
--------------------------------------------------------------------------

     At June 30, 2002, the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

-------------------------------------------------------------------------------------------------------------------

                                                                                                 Net Unrealized
                                                  Tax         Unrealized        Unrealized         Appreciation
Master Portfolio                                 Cost       Appreciation      Depreciation       (Depreciation)
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio         $2,935,977,183      $ 304,824,250    $ (592,794,232)     $ (287,969,982)

Russell 2000 Index Master Portfolio        83,432,096         12,845,134       (12,413,401)            431,733

International Index Master Portfolio      121,942,459          5,201,058       (24,727,848)        (19,526,790)
-------------------------------------------------------------------------------------------------------------------

4.   PORTFOLIO SECURITIES LOANED

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of June 30, 2002, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at June 30, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

5.   FINANCIAL HIGHLIGHTS

     Financial highlights for each of the Master Portfolios were as follows:

                                                 Six Months Ended       Year Ended       Year Ended      Period Ended
                                                    June 30, 2002     December 31,     December 31,      December 31,
                                                      (Unaudited)             2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio

Ratio of expenses to average net assets     /4/              0.05%            0.05%            0.05%             0.05%/1/

Ratio of net investment income to
average net assets                          /4/              1.43%            1.31%            1.22%             1.44%/1/

Portfolio turnover rate                                         3%               9%              10%                7%/1/

Total return                                               (13.16)%/5/      (11.96)%          (9.19)%           19.82%/1 5/

Russell 2000 Index Master Portfolio

Ratio of expenses to average net assets     /4/              0.10%            0.10%            0.09%/2/           N/A

Ratio of net investment income to
average net assets                          /4/              1.29%            1.45%            3.30%/2/           N/A

Portfolio turnover rate                                         3%              46%               0%/2 6/         N/A

Total return                                                (4.59)%/5/        2.30%           (4.40)%/2 5/        N/A

International Index Master Portfolio

Ratio of expenses to average net
assets                                      /4/              0.25%            0.25%            0.25%             0.25%/3/

Ratio of net investment income to
average net assets                          /4/              2.51%            1.50%            1.47%             0.82%/3/

Portfolio turnover rate                                        10%               7%              45%               39%/3/

Total return                                                (1.73)%/5 7/    (21.35)%         (14.85)%           20.50%/3 5/
-------------------------------------------------------------------------------------------------------------------------------

                                                       Year Ended       Year Ended       Year Ended
                                                     February 28,     February 28,     February 28,
                                                             1999             1998             1997
---------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio

Ratio of expenses to average net assets     /4/              0.05%            0.05%            0.05%

Ratio of net investment income to
average net assets                          /4/              1.61%            1.89%            2.31%

Portfolio turnover rate                                        11%               6%               4%

Total return                                                19.65%           34.77%           25.97%

Russell 2000 Index Master Portfolio

Ratio of expenses to average net assets     /4/               N/A              N/A              N/A

Ratio of net investment income to
average net assets                          /4/               N/A              N/A              N/A

Portfolio turnover rate                                       N/A              N/A              N/A

Total return                                                  N/A              N/A              N/A

International Index Master Portfolio

Ratio of expenses to average net assets     /4/               N/A              N/A              N/A

Ratio of net investment income to
average net assets                          /4/               N/A              N/A              N/A

Portfolio turnover rate                                       N/A              N/A              N/A

Total return                                                  N/A              N/A              N/A
---------------------------------------------------------------------------------------------------------

/1/ For the ten months ended December 31, 1999. The S&P 500 Index Master Portfolio changed its fiscal year end from February 28 to December 31.
/2/ Period from December 19, 2000 (commencement of operations) to December 31, 2000.
/3/  Period from October 1, 1999 (commencement of operations) to December 31,
     1999.
/4/  Annualized for periods of less than one year.
/5/  Not annualized.
/6/  Rounds to less than 1%.
/7/ The reimbursement made by the advisor had no material impact on the total return for the period (see Note 2).

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